united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17645 Wright Street, Suite 200, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Stephanie Shearer, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2633

Date of fiscal year end: 10/31

Date of reporting period: 10/31/19

Item 1. Reports to Stockholders.

Navigator FUNDS

Navigator Equity Hedged Fund		
Share Class	**Ticker**	**Cusip**
A share	NAVAX	66537X803
I share	NAVIX	66537X878
C share	NAVCX	66537X886

Navigator Duration Neutral Bond Fund		
Share Class	**Ticker**	**Cusip**
A share	NDNAX	66538B875
I share	NDNIX	66538B859
C share	NDNCX	66538B867

Navigator Sentry Managed Volatility Fund		
Share Class	**Ticker**	**Cusip**
A share	NVXAX	66538B644
I share	NVXIX	66538B628
C share	NVXCX	66538B636

Navigator Tactical Fixed Income Fund		
Share Class	**Ticker**	**Cusip**
A share	NTBAX	66538B594
I share	NTBIX	66538B578
C share	NTBCX	66538B586

Navigator Ultra Short Bond Fund		
Share Class	**Ticker**	**Cusip**
A share	NUSAX	66538J530
I share	NUSIX	66538J522

Annual Report

October 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website www.navigatorfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Funds documents that have been mailed to you. You may also elect to receive all future reports in paper free of charge.

Distributed by Northern Lights Distributors, LLC

Member FINRA

Advised by:

Clark Capital Management Group

1-877-766-2264 • www.navigatorfunds.com

One Liberty Place | 53rd Floor | 1650 Market Street | Philadelphia, PA 19103 | 800.766.2264 | www.navigatorfunds.com

Navigator® Equity Hedged Fund
K. Sean Clark, CFA — Chief Investment Officer
October 31, 2019

For the fiscal year ended October 31st, 2019 the Navigator Equity Hedged Fund (the “Fund”) Class I shares returned 2.44%, compared to the MSCI World Index return of 12.69% and the HFRX Equity Hedged Index return of 3.18%. The global markets and investor sentiment have been pushed around by news events and concerns over a deteriorating global economic landscape. The major influences affecting the markets have been tweets and trade tensions, a potential policy error by the Federal Reserve, and geopolitical concerns both in the U.S. and abroad.

The Fund’s overweight position in U.S equities and underweight international equities was a positive return factor as international markets underperformed during the fiscal year. The Fund has focused its U.S exposure in Large Cap and Growth stocks for most of 2018 and 2019. However, there was a sharp decline in momentum stocks in early September, with Growth seeing sharp losses and Value gaining traction. Research shows that after such massive underperformance momentum tends to lose its leadership over a six to twelve-month period. Whether this translates into a new leadership regime remains to be seen, but there are signs of broadening market participation. The portfolio favors Value stocks very modestly, and whether their trend will prove to be a longer-term leader is an open question. The hedge component of the Fund’s strategy was a major drag on the Fund performance as the global markets advanced during the fiscal year.

The Federal Reserve reduced interest rates three times this year and assumed a much more dovish bias to help stem the decline in inflation expectations and to keep the expansion on solid ground. These actions, as well as those of other central banks, should begin to help ease investors worry about the state of the global economy. Hard economic data has continued to exceed expectations despite a spat of disappointing survey data with solid employment gains, near record-low unemployment claims, and elevated consumer confidence. Moving forward the outlook is largely dependent on what happens with trade tensions, whether the global manufacturing slowdown encroaches into the service sector, and political developments here in the U.S.

Disclosures

Clark Capital Management Group, Inc. (Clark Capital) is an investment advisor registered with the United States Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. Registration does not imply a certain level of skill or training. Clark Capital is a closely held, mostly employee-owned C Corporation with all significant owners currently employed by the firm in key management capacities. More information about Clark Capital’s advisory services and fees can be found in its Form ADV which is available upon request.

The opinions expressed are those of the Clark Capital Management Group Investment Team. The opinions referenced are as of the date of publication and are subject to change due to changes in the market or economic conditions and may not necessarily come to pass. There is no guarantee of the future performance of any Clark Capital investment portfolio. Nothing herein should be construed as a solicitation, recommendation or an offer to buy, sell or hold any securities, other investments or to adopt any investment strategy or strategies. For educational use only. This information is not intended to serve as investment advice. This material is not intended to be relied upon as a forecast or research. The investment or strategy discussed may not be suitable for all investors. Investors must make their own decisions based on their specific investment objectives and financial circumstances. Past performance does not guarantee future results.

This document may contain certain information that constitutes forward-looking statements which can be identified by the use of forward-looking terminology such as “may,” “expect,” “will,” “hope,” “forecast,” “intend,” “target,” “believe,” and/or comparable terminology (or the negative thereof). No assurance, representation, or warranty is made by any person that any of Clark Capital’s assumptions, expectations, objectives, and/or goals will be achieved. Nothing contained in this document may be relied upon as a guarantee, promise, assurance, or representation as to the future.

Clark Capital Management Group, Inc. reserves the right to modify its current investment strategies and techniques based on changing market dynamics or client needs. The information provided in this report should not be considered a recommendation to purchase or sell any particular security, sector or industry. There is no assurance that any securities, sectors or industries discussed herein will be included in or excluded from an account’s portfolio. It should not be assumed that any of the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance of the securities discussed herein.

The MSCI World Index captures large and mid-cap representation across 23 Developed Markets (DM) countries. With 1,634 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

The HFRX Equity Hedge Index includes equity hedge strategies that maintain positions both long and short in primarily equity and equity derivative securities.

Past performance does not guarantee future returns. Investors should carefully consider the investment objectives, risks, charges and expenses of the Navigator Funds. This and other important information about the Fund is contained in the prospectus, which can be obtained by calling 1-800-766-2264. The prospectus should be read carefully before investing. The Navigator® Funds are distributed by Northern Lights Distributors, LLC member FINRA/SIPC. Clark Capital Management Group and Northern Lights Distributors LLC are not affiliated entities.

CFA® and Chartered Financial Analyst® are registered trademarks owned by CFA Institute.

9124-NLD-12/31/2019

Navigator Duration Neutral Bond Fund
Jonathan Fiebach – Portfolio Manager
October 31, 2019

For the year ended October 31st, 2019, the Navigator Duration Neutral Bond Fund (“the Fund”) Class I shares returned 3.14%, compared to the Bloomberg Barclay Municipal Index return of 9.42% and the broader bond market’s return, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index, of 11.51%. The Fund stuck to its mandate to be fully hedged against interest rate moves and, therefore, suffered large losses on its hedges. Furthermore, municipal bonds underperformed the aggregate fixed income market, adding to greater under performance compared to the broader market.

We expect to remain fully hedged and only invest opportunistically in securities expected to out-perform. As tax-exempt municipal bonds have cheapened, due to a combination of lower domestic demand and greater supply, we are now finding opportunities in both taxable and tax-exempt municipal bonds. The Federal Reserve has cut rates three times this year, with a bias towards reducing short term interest rates further to fend off rapidly declining inflation expectations and to support asset prices.

Disclosures

Clark Capital Management Group, Inc. (Clark Capital) is an investment advisor registered with the United States Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. Registration does not imply a certain level of skill or training. Clark Capital is a closely held, mostly employee-owned C Corporation with all significant owners currently employed by the firm in key management capacities. More information about Clark Capital’s advisory services and fees can be found in its Form ADV which is available upon request.

The opinions expressed are those of the Clark Capital Management Group Investment Team. The opinions referenced are as of the date of publication and are subject to change due to changes in the market or economic conditions and may not necessarily come to pass. There is no guarantee of the future performance of any Clark Capital investment portfolio. Nothing herein should be construed as a solicitation, recommendation or an offer to buy, sell or hold any securities, other investments or to adopt any investment strategy or strategies. For educational use only. This information is not intended to serve as investment advice. This material is not intended to be relied upon as a forecast or research. The investment or strategy discussed may not be suitable for all investors. Investors must make their own decisions based on their specific investment objectives and financial circumstances. Past performance does not guarantee future results.

This document may contain certain information that constitutes forward-looking statements which can be identified by the use of forward-looking terminology such as “may,” “expect,” “will,” “hope,” “forecast,” “intend,” “target,” “believe,” and/or comparable terminology (or the negative thereof). No assurance, representation, or warranty is made by any person that any of Clark Capital’s assumptions, expectations, objectives, and/or goals will be achieved. Nothing contained in this document may be relied upon as a guarantee, promise, assurance, or representation as to the future.

Clark Capital Management Group, Inc. reserves the right to modify its current investment strategies and techniques based on changing market dynamics or client needs. The information provided in this report should not be considered a recommendation to purchase or sell any particular security, sector or industry. There is no assurance that any securities, sectors or industries discussed herein will be included in or excluded from an account’s portfolio. It should not be assumed that any of the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance of the securities discussed herein.

The Bloomberg Barclays Capital U.S. Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. Municipal bonds, and Treasury inflation-protected securities are excluded, due to tax treatment issues. The index includes Treasury securities, government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in U.S. Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses, or sales charges.

The Bloomberg Barclays U.S. Municipal Index covers the USD-denominated long-term tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

Past performance does not guarantee future returns. Investors should carefully consider the investment objectives, risks, charges and expenses of the Navigator Funds. This and other important information about the Fund is contained in the prospectus, which can be obtained by calling 1-800-766-2264. The prospectus should be read carefully before investing. The Navigator® Funds are distributed by Northern Lights Distributors, LLC member FINRA/SIPC. Clark Capital Management Group and Northern Lights Distributors LLC are not affiliated entities.

9122-NLD-12/31/2019

Navigator® Sentry Managed Volatility Fund
K. Sean Clark, CFA — Chief Investment Officer
October 31, 2019

For the fiscal year ended October 31st, 2019 the Navigator Sentry Managed Volatility Fund (the “Fund) Class I shares declined 28.75%, compared to the S&P 500 Inverse Daily Index decline of 10.68% and the CBOE Volatility Index (VIX) decline of 37.73%. The Fund’s objective is to provide a hedge component to a more broadly diversified portfolio in order to protect against large market declines. The Fund is designed to provide negative correlation to the market and is intended to be only a small allocation to a multi asset class allocation mix. The Fund maintains its strategy of always owning protection, and to use methods to short volatility in order to partially fund the cost of the hedge. The Fund achieved this objective and minimized cost, but the sharp equity market rally resulted in losses for the hedge strategy. In the context of a fully diversified portfolio with a 10% allocation to the Fund as a hedge, this would have acted as a 2.86% drag on the diversified portfolio’s return.

The Federal Reserve reduced interest rates three times this year and assumed a much more dovish bias to help stem the decline in inflation expectations and to keep the expansion on solid ground. These actions, as well as those of other central banks, should begin to help ease investors worry about the state of the global economy. Hard economic data has continued to exceed expectations despite a spat of disappointing survey data with solid employment gains, near record-low unemployment claims, and elevated consumer confidence. Moving forward the outlook is largely dependent on what happens with trade tensions, whether the global manufacturing slowdown encroaches into the service sector, and political developments here in the U.S.

Disclosures

Clark Capital Management Group, Inc. (Clark Capital) is an investment advisor registered with the United States Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. Registration does not imply a certain level of skill or training. Clark Capital is a closely held, mostly employee-owned C Corporation with all significant owners currently employed by the firm in key management capacities. More information about Clark Capital’s advisory services and fees can be found in its Form ADV which is available upon request.

The opinions expressed are those of the Clark Capital Management Group Investment Team. The opinions referenced are as of the date of publication and are subject to change due to changes in the market or economic conditions and may not necessarily come to pass. There is no guarantee of the future performance of any Clark Capital investment portfolio. Nothing herein should be construed as a solicitation, recommendation or an offer to buy, sell or hold any securities, other investments or to adopt any investment strategy or strategies. For educational use only. This information is not intended to serve as investment advice. This material is not intended to be relied upon as a forecast or research. The investment or strategy discussed may not be suitable for all investors. Investors must make their own decisions based on their specific investment objectives and financial circumstances. Past performance does not guarantee future results.

This document may contain certain information that constitutes forward-looking statements which can be identified by the use of forward-looking terminology such as “may,” “expect,” “will,” “hope,” “forecast,” “intend,” “target,” “believe,” and/or comparable terminology (or the negative thereof). No assurance, representation, or warranty is made by any person that any of Clark Capital’s assumptions, expectations, objectives, and/or goals will be achieved. Nothing contained in this document may be relied upon as a guarantee, promise, assurance, or representation as to the future.

Clark Capital Management Group, Inc. reserves the right to modify its current investment strategies and techniques based on changing market dynamics or client needs. The information provided in this report should not be considered a recommendation to purchase or sell any particular security, sector or industry. There is no assurance that any securities, sectors or industries discussed herein will be included in or excluded from an account’s portfolio. It should not be assumed that any of the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance of the securities discussed herein.

The S&P 500 Inverse Daily Index provides inverse (positive or negative) returns of the S&P 500® by taking a short position in the index. Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses, or sales charges.

The CBOE Volatility Index (VIX) is a key measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices and which shows the market’s expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500 index options. This volatility is meant to be forward looking and is calculated from both calls and puts. The VIX is a widely used measure of market risk. The S&P 500 measures the performance of the 500 leading companies in leading industries of the U.S. economy, capturing 75% of U.S. equities.

Past performance does not guarantee future returns. Investors should carefully consider the investment objectives, risks, charges and expenses of the Navigator Funds. This and other important information about the Fund is contained in the prospectus, which can be obtained by calling 1-800-766-2264. The prospectus should be read carefully before investing. The Navigator® Funds are distributed by Northern Lights Distributors, LLC member FINRA/SIPC. Clark Capital Management Group and Northern Lights Distributors LLC are not affiliated entities.

CFA® and Chartered Financial Analyst® are registered trademarks owned by CFA Institute.

9125-NLD-12/31/2019

Navigator® Tactical Fixed Income Fund
K. Sean Clark, CFA — Chief Investment Officer
October 31, 2019

For the fiscal year ended October 31st, 2019 the Navigator Tactical Fixed Income Fund Class I shares (the “Fund”) returned 4.48%, compared to the Bloomberg Barclays US Corporate High Yield Index return of 8.38% and the Bloomberg Barclays US Aggregate Bond Index return of 11.51%. The primary driver of performance in the Fund has always been the Fund’s sector exposure and the modeling processes that drives the allocation between High Yield Bonds, US Treasuries, and cash equivalents. The Fund had several allocation shifts, in and out of High Yield Bonds and US Treasuries over the fiscal year, as trade related tensions and Federal Reserve actions dominated market activity. Those allocation shifts, when the Fund de-risked, were the main causes of the Fund’s relative underperformance. For example, in early January 2019 the Fund was exposed to cash equivalents and U.S. Treasuries as the Federal Reserve began pivoting to a more dovish bias, resulting in High Yield Bonds surging while the Fund was in a risk off position, causing underperformance compared to the Bloomberg Barclays US Corporate High Yield Index. On the positive side the Fund’s risk off position added relative outperformance in the fourth quarter of 2018.

Credit has remained firm with high yield bond indices trading at or near record highs, but the real story was the strength and volatility in U.S. Treasuries. The 10-year U.S. Treasury yield sank to its lowest level since July 2016 as deflationary pressures build across the globe. The 10-year US Treasury yielded 1.69% at the of the current fiscal year, down from 3.16% at the end of fiscal year 2018.

The major central banks are back in easing mode. The European Central Bank is restarting net purchases of corporate bonds and the Federal Reserve cut rates three times this year, with a bias towards reducing short term interest rates further to guard against declining inflation expectations and to support asset prices. That should begin to help ease investors worry about the state of the global economy. In addition, hard economic data continued to exceed expectations despite a spat of disappointing survey data with solid employment gains, near record-low unemployment claims, and elevated consumer confidence. Moving forward the outlook is largely dependent on what happens with trade tensions, whether the global manufacturing slowdown encroaches into the service sector, and political developments here in the U.S.

Disclosures

Clark Capital Management Group, Inc. (Clark Capital) is an investment advisor registered with the United States Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. Registration does not imply a certain level of skill or training. Clark Capital is a closely held, mostly employee-owned C Corporation with all significant owners currently employed by the firm in key management capacities. More information about Clark Capital’s advisory services and fees can be found in its Form ADV which is available upon request.

The opinions expressed are those of the Clark Capital Management Group Investment Team. The opinions referenced are as of the date of publication and are subject to change due to changes in the market or economic conditions and may not necessarily come to pass. There is no guarantee of the future performance of any Clark Capital investment portfolio. Nothing herein should be construed as a solicitation, recommendation or an offer to buy, sell or hold any securities, other investments or to adopt any investment strategy or strategies. For educational use only. This information is not intended to serve as investment advice. This material is not intended to be relied upon as a forecast or research. The investment or strategy discussed may not be suitable for all investors. Investors must make their own decisions based on their specific investment objectives and financial circumstances. Past performance does not guarantee future results.

This document may contain certain information that constitutes forward-looking statements which can be identified by the use of forward-looking terminology such as “may,” “expect,” “will,” “hope,” “forecast,” “intend,” “target,” “believe,” and/or comparable terminology (or the negative thereof). No assurance, representation, or warranty is made by any person that any of Clark Capital’s assumptions, expectations, objectives, and/or goals will be achieved. Nothing contained in this document may be relied upon as a guarantee, promise, assurance, or representation as to the future.

Clark Capital Management Group, Inc. reserves the right to modify its current investment strategies and techniques based on changing market dynamics or client needs. The information provided in this report should not be considered a recommendation to purchase or sell any particular security, sector or industry. There is no assurance that any securities, sectors or industries discussed herein will be included in or excluded from an account’s portfolio. It should not be assumed that any of the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance of the securities discussed herein.

The Bloomberg Barclays Capital U.S. Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. Municipal bonds, and Treasury inflation-protected securities are excluded, due to tax treatment issues. The index includes Treasury securities, government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in U.S.

The Bloomberg Barclays US Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on Barclays EM country definition, are excluded.

Past performance does not guarantee future returns. Investors should carefully consider the investment objectives, risks, charges and expenses of the Navigator Funds. This and other important information about the Fund is contained in the prospectus, which can be obtained by calling 1-800-766-2264. The prospectus should be read carefully before investing. The Navigator® Funds are distributed by Northern Lights Distributors, LLC member FINRA/SIPC. Clark Capital Management Group and Northern Lights Distributors LLC are not affiliated entities.

CFA® and Chartered Financial Analyst® are registered trademarks owned by CFA Institute

9121-NLD-12/31/2019

Navigator Ultra Short Bond Fund
Jonathan Fiebach – Portfolio Manager
October 31, 2019

For the fiscal period ending October 31st, 2019, the Navigator Ultra Short Bond Fund (“the Fund”) Class I shares returned 1.62%, compared to the Bloomberg Barclays U.S Bellwethers 1 Year Index return of 1.97%. The Fund was heavily invested in floating rate paper and kept its duration a bit shorter than the index, leading to under-performance as the Federal Reserve lowered rates more aggressively than the market had been estimating.

We expect to continue to invest opportunistically and to keep the Fund duration shorter than the benchmark. This means the Fund may continue under-performing the benchmark if the Federal Reserve continues to lower rates more aggressively than priced in by the marketplace.

Disclosures

Clark Capital Management Group, Inc. (Clark Capital) is an investment advisor registered with the United States Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. Registration does not imply a certain level of skill or training. Clark Capital is a closely held, mostly employee-owned C Corporation with all significant owners currently employed by the firm in key management capacities. More information about Clark Capital’s advisory services and fees can be found in its Form ADV which is available upon request.

The opinions expressed are those of the Clark Capital Management Group Investment Team. The opinions referenced are as of the date of publication and are subject to change due to changes in the market or economic conditions and may not necessarily come to pass. There is no guarantee of the future performance of any Clark Capital investment portfolio. Nothing herein should be construed as a solicitation, recommendation or an offer to buy, sell or hold any securities, other investments or to adopt any investment strategy or strategies. For educational use only. This information is not intended to serve as investment advice. This material is not intended to be relied upon as a forecast or research. The investment or strategy discussed may not be suitable for all investors. Investors must make their own decisions based on their specific investment objectives and financial circumstances. Past performance does not guarantee future results.

This document may contain certain information that constitutes forward-looking statements which can be identified by the use of forward-looking terminology such as “may,” “expect,” “will,” “hope,” “forecast,” “intend,” “target,” “believe,” and/or comparable terminology (or the negative thereof). No assurance, representation, or warranty is made by any person that any of Clark Capital’s assumptions, expectations, objectives, and/or goals will be achieved. Nothing contained in this document may be relied upon as a guarantee, promise, assurance, or representation as to the future.

Clark Capital Management Group, Inc. reserves the right to modify its current investment strategies and techniques based on changing market dynamics or client needs. The information provided in this report should not be considered a recommendation to purchase or sell any particular security, sector or industry. There is no assurance that any securities, sectors or industries discussed herein will be included in or excluded from an account’s portfolio. It should not be assumed that any of the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance of the securities discussed herein.

The Bloomberg Barclays US Treasury Bellweathers measures the performance of U.S. Treasury securities that have a remaining maturity of at least one (1) year and less than three (3) years.

Past performance does not guarantee future returns. Investors should carefully consider the investment objectives, risks, charges and expenses of the Navigator Funds. This and other important information about the Fund is contained in the prospectus, which can be obtained by calling 1-800-766-2264. The prospectus should be read carefully before investing. The Navigator® Funds are distributed by Northern Lights Distributors, LLC member FINRA/SIPC. Clark Capital Management Group and Northern Lights Distributors LLC are not affiliated entities.

9123-NLD-12/31/2019

Navigator Equity Hedged Fund
PORTFOLIO REVIEW (Unaudited)

The Fund’s performance figures for the periods ended October 31, 2019 compared to its benchmarks:

Comparison of change in value of $25,000 Investment

		Annualized Three	Annualized Five Year	Annualized Since
	Year Ended 10/31/19	Year Return	Return	Inception*
Navigator Equity Hedged Fund:
Class A	2.03%	3.69%	1.42%	0.86%
Class A with load of 5.50%	(3.57)%	1.74%	0.27%	0.22%
Class C	1.38%	2.93%	0.67%	0.11%
Class I	2.44%	4.00%	1.67%	1.13%
MSCI World Index	12.69%	11.86%	7.58%	8.73%
HFRX Equity Hedge Index	3.18%	3.16%	1.16%	0.24%

*	Fund commenced operations on December 28, 2010.

The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance consisting of 23 developed market country indices. Investors cannot invest directly in an index or benchmark.

The HFRX Equity Hedge Index is designed to be representative of equity hedge strategies which maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. The referenced index is shown for general market comparisons and is not meant to represent the Fund. Investors cannot invest directly in an index or benchmark; unmanaged index returns do not reflect any fees, expenses or sales charges.

The performance data quoted is historical. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the advisor not waived its fees and reimbursed a portion of the Fund’s expenses The chart does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. Per the fee table in the Fund’s January 28, 2019 prospectus, the total annual operating expenses before fee waivers are 1.83%, 2.62% and 1.62% for the Fund’s

Navigator Equity Hedged Fund
PORTFOLIO REVIEW (Unaudited) (Continued)

Class A, Class C and Class I shares, respectively. Class A shares are subject to a maximum sales charge of 5.50% imposed on purchases. For performance information current to the most recent month-end, please call 1-877-766-2264.

PORTFOLIO COMPOSITION+ (Unaudited)
Exchange Traded Funds	76.1%	Collateral For Securities Loaned	16.1%
Large-Cap Funds	34.3%	Mutual Funds	6.1%
Sector Funds	41.8%	Asset Allocation	6.1%
		Short-Term Investments	1.7%
			100.0%

+	Based on Portfolio Market Value as of October 31, 2019. Please refer to the Fund’s Portfolio of Investments in the report for a detailed listing of the Fund’s holdings.

Navigator Duration Neutral Bond Fund
PORTFOLIO REVIEW (Unaudited)

The Fund’s performance figures for the periods ended October 31, 2019 compared to its benchmark:

Comparison of change in value of $25,000 Investment

		Annualized Three Year	Annualized Five Year	Annualized Since
	Year Ended 10/31/19	Return	Return	Inception*
Navigator Duration Neutral Bond Fund:
Class A	2.86%	2.37%	1.50%	1.95%
Class A with load of 3.75%	(0.99)%	1.09%	0.74%	1.31%
Class C	2.08%	1.58%	0.71%	1.21%
Class I	3.14%	2.59%	1.72%	2.18%
Bloomberg Barclays Municipal Bond Index	9.42%	3.62%	3.55%	4.36%

*	Fund commenced operations on September 23, 2013.

Bloomberg Barclays Municipal Bond Index: Includes most investment-grade tax-exempt bonds that are issued by state and local governments. Investors cannot invest directly in an index or benchmark.

The performance data quoted is historical. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the advisor not waived its fees and reimbursed a portion of the Fund’s expenses. The chart does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. Per the fee table in the Fund’s January 28, 2019 prospectus, the total annual operating expenses before fee waivers are 1.18%, 1.93% and 0.93% for the Fund’s Class A, Class C and Class I shares, respectively. Class A shares are subject to a maximum sales charge of 3.75% imposed on purchases. For performance information current to the most recent month-end,please call 1-877-766-2264.

PORTFOLIO COMPOSITION+ (Unaudited)

Municipal Bonds & Notes	85.0%
Closed-End Funds	5.0%
Corporate Bonds	0.9%
Options Purchased	0.1%
Short-Term Investments	9.0%
100.0%

+	Based on Portfolio Market Value as of October 31, 2019. Please refer to the Fund’s Portfolio of Investments in the report for a detailed listing of the Fund’s holdings.

Navigator Sentry Managed Volatility Fund
PORTFOLIO REVIEW (Unaudited)

The Fund’s performance figures for the periods ended October 31, 2019 compared to its benchmark:

Comparison of change in value of $25,000 Investment

		Annualized Three Year	Annualized Five Year	Annualized Since
	Year Ended 10/31/19	Return	Return	Inception*
Navigator Sentry Managed Volatility Fund:
Class A	(28.48)%	(35.60)%	(32.00)%	(32.00)%
Class A with load of 3.75%	(31.10)%	(36.39)%	(32.51)%	(32.46)%
Class C	(28.75)%	(35.56)%	(31.88)%	(31.90)%
Class I	(28.75)%	(35.56)%	(31.88)%	(31.90)%
S&P 500 Inverse Daily Index	(10.68)%	(11.57)%	(9.43)%	(9.86)%

*	Fund commenced operations on March 6, 2014.

The S&P 500 Inverse Daily Index provides inverse (positive or negative) returns of the S&P 500® by taking a short position in the index. Investors cannot invest directly in an index or benchmark.

The performance data quoted is historical. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the advisor not waived its fees and reimbursed a portion of the Fund’s expenses. The chart does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. Per the fee table in the Fund’s January 28, 2019 prospectus, the total annual operating expenses before fee waivers are 2.37%, 3.12% and 2.12% for the Fund’s Class A, Class C and Class I shares, respectively. Class A shares are subject to a maximum sales charge of 3.75% imposed on purchases. For performance information current to the most recent month-end, please call 1-877-766-2264.

PORTFOLIO COMPOSITION** (Unaudited)

Options Purchased +	11.0%
Short-Term Investments	89.0%
100.0%

**	Based on Portfolio Market Value as of October 31, 2019. Please refer to the Fund’s Portfolio of Investments in the report for a detailed listing of the Fund’s holdings.

+	Options purchased percentage is netted with options written.

Navigator Tactical Fixed Income Fund
PORTFOLIO REVIEW (Unaudited)

The Fund’s performance figures for the periods ended October 31, 2019 compared to its benchmark:

Comparison of change in value of $25,000 Investment

	Year Ended	Annualized Three	Annualized Five	Annualized
	10/31/19	Year Return	Year Return	Since Inception*
Navigator Tactical Fixed Fund:
Class A	4.34%	4.48%	5.03%	4.23%
Class A with load of 3.75%	0.44%	3.16%	4.22%	3.52%
Class C	3.56%	3.68%	4.24%	3.48%
Class I	4.48%	4.71%	5.25%	4.50%
Bloomberg Barclays U.S. Corporate High Yield Bond Index	8.38%	6.03%	5.18%	4.96%

*	Fund commenced operations on March 27, 2014.

The Bloomberg Barclays U.S. Corporate High Yield Bond Index is a market value-weighted index which covers the U.S. non-investment grade fixed-rate debt market. Investors cannot invest directly in an index or benchmark.

The performance data quoted is historical. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the advisor not waived its fees and reimbursed a portion of the Fund’s expenses. The chart does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. Per the fee table in the Fund’s January 28, 2019 prospectus, the total annual operating expenses are 1.30%, 2.05% and 1.05% for the Fund’s Class A, Class C and Class I shares, respectively. Class A shares are subject to a maximum sales charge of 3.75% imposed on purchases. For performance information current to the most recent month-end, please call 1-877-766-2264.

Navigator Tactical Fixed Income Fund
PORTFOLIO REVIEW (Unaudited) (Continued)

PORTFOLIO COMPOSITION** (Unaudited)

Corporate Bonds	59.9%
U.S. Treasury Notes	10.7%
Municipal Bonds & Notes	7.1%
Mutual Fund	2.5%
Exchange Traded Funds	1.9%
Collateral for Securities Loaned	0.7%
Agency Bond	0.4%
Closed-End Fund	0.1%
Options Purchased	0.1%
Short-Term Investments	16.6%
100.0%

**	Based on Portfolio Market Value as of October 31, 2019. Please refer to the Fund’s Portfolio of Investments in the report for a detailed listing of the Fund’s holdings.

Navigator Ultra Short Bond Fund
PORTFOLIO REVIEW (Unaudited)

The Fund’s performance figures for the periods ended October 31, 2019 compared to its benchmark:

Comparison of change in value of $25,000 Investment

Since Inception*
Navigator Ultra Short Bond Fund:
Class A	2.40%
Class A with load of 3.75%	(1.44)%
Class I	1.62%
Bloomberg Barclays U.S. Treasury Bellwethers: 1 Year Index	1.97%

*	Fund commenced operations on March 21, 2019. Start of performance is March 25, 2019.

Bloomberg Barclays U.S. Treasury Bellwethers: 1 Year Index measures the performance of the U.S. government bond market and includes public obligations of the U.S. Treasury with a maturity of up to a year. Investors cannot invest directly in an index or benchmark.

The performance data quoted is historical. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the advisor not waived its fees and reimbursed a portion of the Fund’s expenses. The chart does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. Per the fee table in the Fund’s February 12, 2019 prospectus, the total annual operating expenses are 0.75% and 0.50% for the Fund’s Class A and Class I shares, respectively. Class A shares are subject to a maximum sales charge of 3.75% imposed on purchases. For performance information current to the most recent month-end, please call 1-877-766-2264.

PORTFOLIO COMPOSITION+ (Unaudited)

Corporate Bonds	96.2%
Municipal Bonds & Notes	1.2%
Short-Term Investments	2.6%
100.0%

+	Based on Portfolio Market Value as of October 31, 2019. Please refer to the Fund’s Portfolio of Investments in the report for a detailed listing of the Fund’s holdings.

Navigator Equity Hedged Fund
PORTFOLIO OF INVESTMENTS
October 31, 2019

Shares		Value
	EXCHANGE TRADED FUNDS - 90.8%
	LARGE-CAP INDEX FUNDS - 40.9%
23,857	iShares Core S&P 500 ETF (a)	$7,275,669
191,565	SPDR Portfolio S&P 500 Value ETF (a)	6,287,163
		13,562,832
	SECTOR FUNDS - 49.9%
98,002	iShares Edge MSCI International Quality Factor ETF	3,027,282
91,700	SPDR S&P Retail ETF (a)	3,956,855
13,843	Vanguard Information Technology ETF (a)	3,095,848
32,545	Vanguard Real Estate ETF (a)	3,068,994
103,720	Xtrackers MSCI EAFE Hedged Equity ETF (a)	3,411,351
		16,560,330

	TOTAL EXCHANGE TRADED FUNDS (Cost - $28,949,913)	30,123,162

	MUTUAL FUND - 7.3%
	ASSET ALLOCATION - 7.3%
2,125,086	Navigator Sentry Managed Volatility Fund - Class I * #	2,422,598
	TOTAL MUTUAL FUND (Cost - $4,812,418)

	SHORT-TERM INVESTMENTS - 2.0%
	MONEY MARKET FUND - 2.0%
666,233	Milestone Treasury Obligations Fund, Institutional Class, 1.65% +	666,233
	TOTAL SHORT-TERM INVESTMENTS (Cost - $666,233)

	COLLATERAL FOR SECURITIES LOANED- 19.3%
6,386,996	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Insitutional Shares, 1.72% + (b)	6,386,996
	TOTAL COLLATERAL FOR SECURITIES LOANED (Cost - $6,386,996)

	TOTAL INVESTMENTS - 119.4% (Cost - $40,815,560)	$39,598,989
	LIABILITIES IN EXCESS OF OTHER ASSETS - (19.4)%	(6,426,681)
	NET ASSETS - 100.0%	$33,172,308

ETF - Exchange-Traded Fund

*	Non-income producing.

#	Affiliated Security.

+	Money market fund; interest rate reflects seven-day effective yield on October 31, 2019.

(a)	All or a portion of the security is on loan. Total loaned securities had a value of $12,211,627 at October 31, 2019.

(b)	Security purchased with cash proceeds of securities lending collateral. Non-cash collateral amounted to $6,178,034.

The accompanying notes are an integral part of these financial statements.

Navigator Duration Neutral Bond Fund
PORTFOLIO OF INVESTMENTS
October 31, 2019

Shares				Value
	CLOSED-END FUND - 4.9%
	DEBT FUND - 4.9%
216,290	BlackRock MuniYield Quality Fund III, Inc.			$2,913,426
	TOTAL CLOSED-END FUND (Cost $2,691,761)

Principal Amount ($)		Coupon Rate (%)	Maturity
	CORPORATE BOND - 0.8%
	HEALTHCARE-SERVICES - 0.8%
500,000	Ascension Health	2.532	11/15/2029	503,426
	TOTAL CORPORATE BOND (Cost $500,000)

	MUNICIPAL BONDS & NOTES - 82.9%
	ARIZONA - 4.4%
2,290,000	Salt River Project Agricultural Improvement & Power District	5.000	12/1/2045	2,656,102

	CALIFORNIA - 11.1%
1,260,000	Mount San Antonio Community College District	0.000	8/1/2043	1,235,688
1,000,000	Rowland Unified School District	6.950	8/1/2034	1,004,070
1,335,000	San Diego Unified School District	4.000	7/1/2045	1,461,338
2,000,000	Simi Valley Unified School District	5.000	8/1/2044	2,416,290
500,000	State of California	7.700	11/1/2030	528,455
				6,645,841
	COLORADO - 6.5%
1,500,000	Colorado Water Resources & Power Development Authority	5.900	9/1/2035	1,550,003
2,000,000	Regional Transportation District	5.000	11/1/2046	2,371,430
				3,921,433
	FLORIDA - 2.0%
1,000,000	County of Miami-Dade FL	5.000	7/1/2045	1,168,395

	GEORGIA - 1.9%
1,000,000	Brookhaven Development Authority	4.000	7/1/2044	1,114,895

	ILLINOIS - 2.0%
1,000,000	State of Illinois	4.250	6/15/2030	1,021,425
174,546	State of Illinois	4.950	6/1/2023	182,607
				1,204,032
	LOUISIANA - 2.3%
1,350,000	East Baton Rouge Sewerage Commission	6.087	2/1/2045	1,364,060

	MASSACHUSETTS - 9.9%
2,000,000	Massachusetts School Building Authority	5.000	11/15/2046	2,383,380
2,950,000	Massachusetts School Building Authority	5.000	2/15/2049	3,454,229
120,000	University of Massachusetts Building Authority	6.423	5/1/2029	120,418
				5,958,027
	MISSOURI - 3.0%
1,500,000	Metropolitan St. Louis Sewer District	5.000	5/1/2047	1,793,243

	NORTH CAROLINA - 6.5%
1,500,000	City of Winston-Salem NC Water & Sewer System Revenue	5.294	6/1/2034	1,529,242
2,000,000	North Carolina Capital Facilities Finance Agency	5.000	10/1/2044	2,392,730
				3,921,972
	NEW JERSEY - 5.5%
980,000	New Jersey Transportation Trust Fund Authority	6.104	12/15/2028	1,020,013
2,000,000	New Jersey Turnpike Authority	5.000	1/1/2045	2,283,960
				3,303,973
	NEW YORK - 13.7%
500,000	City of New York NY	5.676	10/1/2034	501,373
500,000	City of New York NY	6.246	6/1/2035	511,890
1,000,000	Metropolitan Transportation Authority	5.000	11/15/2045	1,138,470
1,000,000	New York City Transitional Finance Authority Future Tax Secured Revenue	5.000	8/1/2045	1,197,295
1,000,000	New York City Transitional Finance Authority Future Tax Secured Revenue	5.508	8/1/2037	1,297,965
1,500,000	New York City Transitional Finance Authority Future Tax Secured Revenue	6.267	8/1/2039	1,504,823
1,500,000	New York City Water & Sewer System	5.790	6/15/2041	1,536,615
500,000	New York City Water & Sewer System	6.282	6/15/2042	524,333
				8,212,764
	PENNSYLVANIA - 8.7%
1,200,000	Commonwealth of Pennsylvania	4.000	4/1/2032	1,283,670
2,105,000	Dauphin County General Authority	5.000	6/1/2042	2,256,560
1,150,000	Montgomery County Higher Education & Health Authority	3.000	5/1/2036	1,165,968
500,000	Pittsburgh Water & Sewer Authority, 1 mo. LIBOR + 0.640% **	2.078	9/1/2040	500,162
				5,206,360
	TEXAS - 2.4%
1,000,000	Dallas Area Rapid Transit	5.000	12/1/1948	1,165,265
290,000	Dallas County Hospital District	6.171	8/15/2034	290,000
				1,455,265
	WASHINGTON D.C. - 3.0%
1,500,000	Washington DC Metropolitan Area Transit Authority	5.000	7/1/2042	1,799,047

	TOTAL MUNICIPAL BONDS & NOTES (Cost - $48,795,280)			49,725,409

The accompanying notes are an integral part of these financial statements.

Navigator Duration Neutral Bond Fund
PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2019

				Notional
Contracts ^		Strike Price	Expiration	Amount	Value
	OPTIONS PURCHASED * - 0.1%
	CALL OPTIONS PURCHASED - 0.1%
125	10-Year U. S. Treasury Note Futures	$134.00	December-19	$16,750,000	$1,953
200	10-Year U. S. Treasury Note Futures	134.00	March-20	26,800,000	53,125
150	10-Year U. S. Treasury Note Futures	136.00	December-19	20,400,000	—
60	U.S. Treasury Long Bond Futures	165.00	December-19	9,900,000	14,063
65	U.S. Treasury Long Bond Futures	170.00	December-19	11,050,000	2,031
	TOTAL OPTIONS PURCHASED (Cost - $211,641)				71,172

Shares
	SHORT-TERM INVESTMENTS - 8.8%
	MONEY MARKET FUND - 8.8%
5,262,085	Dreyfus Cash Management - Institutional Shares, 1.96% +				5,264,190
	TOTAL SHORT TERM INVESTMENTS (Cost - $5,262,601)

	TOTAL INVESTMENTS - 97.5% (Cost - $57,461,283)				$58,477,623
	OTHER ASSETS LESS LIABILITIES - 2.5%				1,487,433
	NET ASSETS - 100.0%				$59,965,056

LIBOR - London Interbank Offered Rate

*	Non-income producing.

**	Variable rate security. Interest rate is as of October 31, 2019.

+	Money market fund; interest rate reflects seven-day effective yield on October 31, 2019.

^	Each option contract allows the Fund to purchase 1 underlying futures contract.

FUTURES CONTRACTS
				Unrealized
Number of Short Contracts	Open Short Future Contracts	Expiration	Notional Value at October 31, 2019	Appreciation
(250)	10-Year U.S. Treasury Note Futures	December-19	$(32,574,250)	$326,188
(35)	U.S. Treasury Long Bond Futures	December-19	(5,648,125)	126,531
	TOTAL FUTURES CONTRACTS			$452,719

The accompanying notes are an integral part of these financial statements.

Navigator Sentry Managed Volatility Fund
PORTFOLIO OF INVESTMENTS
October 31, 2019

				Notional
Contracts ^		Strike Price	Expiration	Amount	Value
	OPTIONS PURCHASED * - 28.7%
	CALL OPTIONS PURCHASED - 2.0%
2,500	iPath Series B S&P 500 VIX Short-Term Futures ETN	$20.00	November-19	$5,000,000	$192,500
	TOTAL CALL OPTIONS PURCHASED (Cost - $232,617)

	PUT OPTIONS PURCHASED - 26.7%
700	S&P 500 Index	2,980.00	December-19	208,600,000	2,534,000
	TOTAL PUT OPTIONS PURCHASED (Cost - $2,564,147)

	TOTAL OPTIONS PURCHASED (Cost - $2,796,764)				2,726,500
Shares

	SHORT-TERM INVESTMENTS - 85.1%
	MONEY MARKET FUND - 85.1%
8,088,710	Milestone Treasury Obligations Fund, Institutional Class, 1.65% +				8,088,710
	TOTAL SHORT-TERM INVESTMENTS (Cost - $8,088,710)

	TOTAL INVESTMENTS - 113.8% (Cost - $10,885,474)				$10,815,210
	OPTIONS WRITTEN (Premiums Received - $1,802,893) - (18.2)%				(1,726,500)
	OTHER ASSETS LESS LIABILITIES - 4.4%				416,520
	NET ASSETS - 100.0%				$9,505,230

Contracts ^
	OPTIONS WRITTEN * - (18.2)%
	CALL OPTIONS WRITTEN - (3.9)%
(2,500)	iPath Series B S&P 500 VIX Short-Term Futures ETN	18.50	November-19	(4,625,000)	(365,000)
	TOTAL CALL OPTIONS WRITTEN (Premiums Received - $408,540)

	PUT OPTIONS WRITTEN - (14.3)%
(700)	S&P 500 Index	2,880.00	December-19	(201,600,000)	(1,361,500)
	TOTAL PUT OPTIONS WRITTEN (Premiums Received - $1,394,353)

	TOTAL OPTIONS WRITTEN (Premiums Received - $1,802,893)				$(1,726,500)

ETN - Exchange-Traded Note

*	Non-income producing.

+	Money market fund; interest rate reflects seven-day effective yield on October 31, 2019.

^	Each option contract allows the Fund to purchase/sell 100 shares of the underlying security or futures contract at the strike price.

The accompanying notes are an integral part of these financial statements.

Navigator Tactical Fixed Income Fund
PORTFOLIO OF INVESTMENTS
October 31, 2019

Shares				Value
	CLOSED-END FUND - 0.1%
	DEBT FUND - 0.1%
231,161	BlackRock MuniYield Quality Fund III, Inc.			$3,113,739
	TOTAL CLOSED-END FUND (Cost - $2,950,023)

	EXCHANGE TRADED FUND - 1.9%
	DEBT FUND - 1.9%
1,050,913	iShares iBoxx High Yield Corporate Bond ETF (a)			91,229,757
	TOTAL EXCHANGE TRADED FUND (Cost - $91,339,938)

	MUTUAL FUNDS - 2.4%
	DEBT FUND - 2.4%
3,681,489	Navigator Duration Neutral Bond Fund - Class I #			36,962,148
8,237,344	Navigator Ultra Short Bond Fund - Class I #			82,702,937
	TOTAL MUTUAL FUNDS (Cost - $119,989,239)			119,665,085

Principal Amount ($)		Coupon Rate (%)	Maturity
	AGENCY BOND - 0.5%
	SOVEREIGN - 0.5%
10,000,000	Federal Farm Credit Banks, 1 mo. LIBOR + 0.020% **	1.909	9/17/2021	9,979,246
13,000,000	Federal National Mortgage Association, SOFT + 0.040% **	1.860	1/29/2021	12,988,652
	TOTAL AGENCY BOND (Cost - $22,992,605)			22,967,898

	CORPORATE BONDS - 59.0%
	ADVERTISING - 0.0%
1,000,000	Lamar Media Corp.	5.000	5/1/2023	1,020,625
600,000	Outfront Media Capital LLC / Outfront Media Capital Corp.	5.625	2/15/2024	618,000
				1,638,625
	AEROSPACE/DEFENSE - 2.1%
700,000	Arconic, Inc.	5.125	10/1/2024	751,251
1,500,000	Arconic, Inc.	5.400	4/15/2021	1,548,015
628,000	Arconic, Inc.	6.150	8/15/2020	646,271
1,000,000	BBA U.S. Holdings, Inc. - 144A	4.000	3/1/2028	995,000
10,000,000	Boeing, Co.	2.300	8/1/2021	10,062,188
10,000,000	Boeing, Co.	2.950	2/1/2030	10,256,542
300,000	Bombardier, Inc. - 144A	5.750	3/15/2022	295,500
600,000	Bombardier, Inc. - 144A	6.000	10/15/2022	588,000
500,000	Bombardier, Inc. - 144A	6.125	1/15/2023	487,500
500,000	Bombardier, Inc. - 144A	7.500	12/1/2024	485,937
900,000	Bombardier, Inc. - 144A	7.500	3/15/2025	863,235
900,000	Bombardier, Inc. - 144A	7.875	4/15/2027	850,500
26,094,000	General Dynamics Corp., 3 mo. LIBOR + 0.290% ** (a)	2.471	5/11/2020	26,134,840
2,500,000	TransDigm, Inc. - 144A	5.500	11/15/2027	2,497,975
700,000	TransDigm, Inc.	6.000	7/15/2022	712,775
3,100,000	TransDigm, Inc. - 144A	6.250	3/15/2026	3,328,625
400,000	TransDigm U.K. Holdings PLC	6.875	5/15/2026	427,000
1,500,000	Triumph Group, Inc. - 144A	6.250	9/15/2024	1,578,750
300,000	Triumph Group, Inc. (a)	7.750	8/15/2025	300,750
15,000,000	United Technologies Corp.	1.500	11/1/2019	15,000,000
26,463,000	United Technologies Corp., 3 mo. LIBOR + 0.650% **	2.818	8/16/2021	26,468,241
				104,278,895
	AGRICULTURE - 0.1%
5,640,000	Philip Morris International, Inc., 3 mo. LIBOR + 0.420% **	2.572	2/21/2020	5,647,572
900,000	Vector Group Ltd. - 144A	6.125	2/1/2025	868,500
				6,516,072
	AIRLINES - 0.6%
500,000	Air Canada - 144A	7.750	4/15/2021	538,281
27,054,000	Deltra Air Lines, Inc.	2.875	3/13/2020	27,120,922
				27,659,203
	APPAREL - 0.0%
500,000	Hanesbrands, Inc. - 144A	4.625	5/15/2024	528,100
600,000	Hanesbrands, Inc. - 144A	4.875	5/15/2026	637,500
				1,165,600
	AUTO MANUFACTURERS - 6.3%
700,000	Allison Transmission, Inc. - 144A	5.000	10/1/2024	718,375
400,000	Allison Transmission, Inc. - 144A	5.875	6/1/2029	432,000
27,500,000	American Honda Finance Corp., 3 mo. LIBOR + 0.350% ** (a)	2.488	6/11/2021	27,572,064
30,000,000	American Honda Finance Corp., 3 mo. LIBOR + 0.450% **	2.364	2/15/2022	30,092,647
27,500,000	BMW US Capital LLC, 3 mo. LIBOR + 0.410% - 144A **	2.411	4/12/2021	27,550,222
9,750,000	BMW US Capital LLC, 3 mo. LIBOR + 0.500% - 144A **	2.676	8/13/2021	9,771,142
44,035,000	Daimler Finance North America LLC, 3 mo. LIBOR + 0.900% - 144A **	3.058	2/15/2022	44,331,918
600,000	Fiat Chrysler Automobiles NV	5.250	4/15/2023	642,750
29,500,000	Ford Motor Credit Co. LLC, 3 mo. LIBOR + 1.000% **	3.012	1/9/2020	29,526,577
20,971,000	General Motors Financial Co., Inc.	3.200	7/13/2020	21,104,699
15,660,000	General Motors Financial Co., Inc., 3 mo. LIBOR + 0.930% **	2.916	4/13/2020	15,693,919
7,126,000	Hyundai Capital America, 3 mo. LIBOR + 0.940% - 144A **	2.967	7/8/2021	7,140,699
900,000	Navistar International Corp. - 144A	6.625	11/1/2025	922,500
1,100,000	Tesla, Inc. - 144A (a)	5.300	8/15/2025	1,043,625
70,000,000	Toyota Motor Credit Corp., 3 mo. LIBOR + 0.290% **	2.333	10/7/2021	70,057,212
8,019,000	Volkswagen Group of America Finance LLC, 3 mo. LIBOR + 0.770% - 144A **	2.946	11/13/2020	8,053,266
16,500,000	Volkswagen Group of America Finance LLC, 3 mo. LIBOR + 0.860% -144A **	2.972	9/24/2021	16,589,152
				311,242,767

The accompanying notes are an integral part of these financial statements.

Navigator Tactical Fixed Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2019

		Coupon Rate
Principal Amount ($)		(%)	Maturity	Value
	CORPORATE BONDS - 59.0% (continued)
	AUTO PARTS & EQUIPMENT - 0.1%
700,000	Adient US LLC - 144A	7.000	5/15/2026	$739,375
800,000	American Axle & Manufacturing, Inc.	6.250	4/1/2025	774,000
500,000	Goodyear Tire & Rubber Co. (a)	4.875	3/15/2027	504,375
600,000	Goodyear Tire & Rubber Co. (a)	5.000	5/31/2026	622,500
600,000	Panter BF Aggregator 2 LP / Panter Finance Co., Inc. - 144A	6.250	5/15/2026	635,820
1,200,000	Panter BF Aggregator 2 LP / Panter Finance Co., Inc. - 144A	8.500	5/15/2027	1,212,000
				4,488,070
	BANKS - 17.3%
25,875,000	Australia & New Zealand Banking Group Ltd., 3 mo. LIBOR + 0.460% - 144A **	2.584	5/17/2021	25,980,482
12,000,000	BNZ International Funding Ltd. - 144A (a)	2.750	3/2/2021	12,106,108
5,000,000	Bank of America Corp., 3 mo. LIBOR + 0.660% **	2.626	7/21/2021	5,015,684
100,000,000	Bank of America NA, 3 mo. LIBOR + 0.320% **	2.256	7/26/2021	100,093,220
20,000,000	Bank of Montreal, 3 mo. LIBOR + 0.400% **	2.534	9/10/2021	20,059,637
25,000,000	Bank of New York Mellon, 3 mo. LIBOR + 0.300% **	2.433	12/4/2020	25,010,259
20,000,000	Bank of New York Mellon, 3 mo. LIBOR + 0.280% ** (a)	2.413	6/4/2021	20,028,338
25,000,000	Bank of New York Mellon Corp., 3 mo. LIBOR + 0.870% **	2.994	8/17/2020	25,153,993
25,000,000	Bank of Nova Scotia, 3 mo. LIBOR + 0.290% **	2.317	1/8/2021	25,051,985
700,000	CIT Group, Inc.	5.000	8/1/2023	756,875
19,000,000	Citibank NA, SOFR + 0.600% **	2.420	3/13/2021	19,029,979
27,696,000	Citibank NA, 3 mo. LIBOR + 0.570% **	2.504	7/23/2021	27,811,659
20,000,000	Citigroup, Inc., 3 mo. LIBOR + 1.380% **	3.484	3/30/2021	20,307,034
14,860,000	Citizens Bank NA/Providence RI, 3 mo. LIBOR + 0.720% **	2.895	2/14/2022	14,915,496
15,000,000	Commonwealth Bank of Australia, 3 mo. LIBOR + 0.320% - 144A **	2.426	6/25/2020	15,022,218
6,060,000	DNB Bank ASA, 3 mo. LIBOR + 1.070% - 144A **	3.208	6/2/2021	6,138,373
600,000	Deutsche Bank AG	4.296	5/24/2028	568,682
400,000	Deutsche Bank AG/New York NY	4.875	12/1/2032	370,616
400,000	Fifth Third Bancorp, 3 mo. LIBOR + 3.033% **	5.100	12/29/2049	406,608
30,000,000	Fifth Third Bank/Cincinnati OH, 3 mo. LIBOR + 0.250% **	2.185	10/30/2020	30,031,173
777,000	Freedom Mortgage Corp. - 144A	8.250	4/15/2025	736,208
22,300,000	Goldman Sachs Group, Inc., 3 mo. LIBOR + 0.730% **	2.830	12/27/2020	22,321,496
10,000,000	Goldman Sachs Group, Inc., 3 mo. LIBOR + 1.170% **	3.328	11/15/2021	10,083,589
1,200,000	Intesa Sanpaolo SpA - 144A	5.017	6/26/2024	1,253,473
41,313,000	JPMorgan Chase & Co., 3 mo. LIBOR + 0.680% **	2.818	6/1/2021	41,434,458
17,500,000	JPMorgan Chase & Co., 3 mo. LIBOR + 1.100% **	3.202	6/7/2021	17,714,929
13,459,000	JPMorgan Chase Bank NA, 3 mo. LIBOR + 0.290% **	2.543	2/1/2021	13,462,834
20,000,000	JPMorgan Chase Bank NA, SOFR + 0.610% **	2.430	2/19/2021	20,010,590
25,000,000	Macquarie Bank Ltd, 3 mo. LIBOR + 0.450% - 144A **	2.618	8/6/2021	25,006,793
4,800,000	Morgan Stanley, 3 mo. LIBOR + 0.550% **	2.731	2/10/2021	4,804,619
25,000,000	Morgan Stanley, 3 mo. LIBOR + 1.400% **	3.366	4/21/2021	25,408,406
10,000,000	PNC Bank NA, 3 mo. LIBOR + 0.350% **	2.482	3/12/2021	10,013,567
5,000,000	PNC Bank NA, 3 mo. LIBOR + 0.310% **	2.444	6/10/2021	5,007,227
13,750,000	Regions Bank/Birmingham AL, 3 mo. LIBOR + 0.500% **	2.676	8/13/2021	13,763,935
25,000,000	Royal Bank of Canada, 3 mo. LIBOR + 0.390% **	2.325	4/30/2021	25,082,712
25,000,000	State Street Corp., 3 mo. LIBOR + 0.900% **	3.024	8/18/2020	25,164,179
10,000,000	Synchrony Bank, 3 mo. LIBOR + 0.625% **	2.729	3/30/2020	10,009,813
57,750,000	Toronto-Dominion Bank, 3 mo. LIBOR + 0.300% **	2.700	7/30/2021	57,637,293
4,000,000	Toronto-Dominion Bank, 3 mo. LIBOR + 0.900% **	2.901	7/13/2021	4,049,957
5,000,000	Toronto-Dominion Bank, 3 mo. LIBOR + 0.270% **	2.409	3/17/2021	5,011,272
15,000,000	US Bank NA/Cincinnati OH, 3 mo. LIBOR + 0.320% **	2.256	4/26/2021	15,042,305
50,000,000	Wells Fargo & Co., 3 mo. LIBOR + 1.340% **	3.473	3/4/2021	50,704,220
50,000,000	Wells Fargo Bank NA, 3 mo. LIBOR + 0.380% **	2.531	5/21/2021	50,034,735
5,000,000	Westpac Banking Corp., 3 mo. LIBOR + 0.280% **	2.438	5/15/2020	5,007,251
				852,624,280
	BEVERAGES - 0.8%
27,162,000	Anheuser-Busch InBev Worldwide, Inc.	6.875	11/15/2019	27,199,875
14,361,000	Diageo Capital PLC, 3 mo. LIBOR + 0.240% **	2.364	5/18/2020	14,372,953
				41,572,828
	BUILDING MATERIALS - 0.4%
10,000,000	Griffon Corp.	5.250	3/1/2022	10,100,000
4,795,000	Martin Marietta Materials, Inc., 3 mo. LIBOR + 0.500% **	2.656	12/20/2019	4,796,090
1,000,000	Masonite International Corp. - 144A	5.375	2/1/2028	1,061,250
400,000	Standard Industries, Inc. - 144A	4.750	1/15/2028	416,500
500,000	Standard Industries, Inc. - 144A	5.000	2/15/2027	523,125
700,000	Standard Industries, Inc. - 144A	5.500	2/15/2023	717,290
600,000	Standard Industries, Inc. - 144A	6.000	10/15/2025	633,000
				18,247,255

The accompanying notes are an integral part of these financial statements.

Navigator Tactical Fixed Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2019

		Coupon Rate
Principal Amount ($)		(%)	Maturity	Value
	CORPORATE BONDS - 59.0% (continued)
	CHEMICALS - 0.9%
500,000	Ashland LLC	4.750	8/15/2022	$525,625
700,000	Blue Cube Spinco LLC	10.000	10/15/2025	785,750
1,200,000	CF Industries, Inc.	3.450	6/1/2023	1,222,500
800,000	Chemours Co. (a)	7.000	5/15/2025	774,000
20,000,000	Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. LP, 3 mo. LIBOR + 0.750% - 144A **	3.003	5/1/2020	20,047,426
15,164,000	DuPont de Nemours, Inc., 3 mo. LIBOR + 0.710% **	2.868	11/15/2020	15,237,282
700,000	NOVA Chemicals Corp. - 144A	5.250	8/1/2023	712,250
500,000	NOVA Chemicals Corp. - 144A	4.875	6/1/2024	509,375
500,000	NOVA Chemicals Corp. - 144A	5.250	6/1/2027	515,625
1,000,000	OCI NV - 144A	5.250	11/1/2024	1,037,500
400,000	Olin Corp.	5.000	2/1/2030	394,500
900,000	Olin Corp.	5.625	8/1/2029	936,693
1,000,000	TPC Group, Inc. - 144A	10.500	8/1/2024	1,065,000
405,000	Tronox, Inc. - 144A	6.500	4/15/2026	395,219
600,000	WR Grace & Co-Conn - 144A	5.125	10/1/2021	625,500
				44,784,245
	COAL - 0.0%
300,000	Peabody Energy Corp. - 144A	6.000	3/31/2022	279,000
300,000	Peabody Energy Corp. - 144A	6.375	3/31/2025	247,875
				526,875
	COMMERICAL SERVICES - 0.5%
1,000,000	Ashtead Capital, Inc. - 144A	4.000	5/1/2028	1,006,250
1,000,000	Ashtead Capital, Inc. - 144A	4.250	11/1/2029	1,012,500
1,500,000	Capital Investment Merger Sub 2 LLC - 144A	10.000	8/1/2024	1,548,750
2,000,000	GW B-CR Security Corp. - 144A (a)	9.500	11/1/2027	2,060,000
1,000,000	Herc Holdings, Inc. - 144A	5.500	7/15/2027	1,040,000
700,000	Hertz Corp. - 144A	5.500	10/15/2024	697,970
500,000	Hertz Corp. - 144A	7.125	8/1/2026	517,188
800,000	Jaguar Holding Co. II / Pharmaceutical Product Development LLC - 144A	6.375	8/1/2023	830,000
900,000	MPH Acquisition Holdings LLC - 144A	7.125	6/1/2024	837,045
400,000	Nielsen Co. Luxembourg SARL - 144A (a)	5.000	2/1/2025	400,000
1,200,000	Nielsen Finance LLC / Nielsen Finance Co.	4.500	10/1/2020	1,201,572
1,000,000	Nielsen Finance LLC / Nielsen Finance Co. - 144A	5.000	4/15/2022	1,010,020
500,000	Prime Security Services Borrower LLC / Prime Finance, Inc. - 144A	5.750	4/15/2026	513,600
700,000	Refinitiv US Holdings, Inc. - 144A	6.250	5/15/2026	762,125
1,400,000	Refinitiv US Holdings, Inc. - 144A	8.250	11/15/2026	1,575,000
1,200,000	Service Corp International/US	5.375	5/15/2024	1,240,500
3,000,000	Sotheby’s - 144A	7.375	10/15/2027	3,007,500
1,000,000	United Rentals North America, Inc.	3.875	11/15/2027	1,012,750
300,000	United Rentals North America, Inc.	4.625	10/15/2025	307,875
1,023,000	United Rentals North America, Inc.	4.875	1/15/2028	1,060,084
600,000	United Rentals North America, Inc.	5.500	5/15/2027	636,000
500,000	United Rentals North America, Inc.	6.500	12/15/2026	543,125
700,000	Verscend Escrow Corp. - 144A	9.750	8/15/2026	747,250
				23,567,104
	COMPUTERS - 1.3%
800,000	Banff Merger Sub, Inc. - 144A	9.750	9/1/2026	749,000
1,058,000	Dell International LLC / EMC Corp. - 144A	5.875	6/15/2021	1,075,595
600,000	Dell International LLC / EMC Corp. - 144A	7.125	6/15/2024	636,900
800,000	EMC Corp.	3.375	6/1/2023	806,000
1,000,000	Exela Intermediate LLC / Exela Finance, Inc. - 144A (a)	10.000	7/15/2023	482,500
1,100,000	Harland Clarke Holdings Corp. - 144A	8.375	8/15/2022	882,750
10,500,000	Hewlett Packard Enterprise Co., 3 mo. LIBOR + 0.680% **	2.807	3/12/2021	10,542,159
48,000,000	International Business Machines Corp., 3 mo. LIBOR + 0.400% **	2.576	5/13/2021	48,233,810
500,000	MTS Systems Corp. - 144A	5.750	8/15/2027	525,000
400,000	NCR Corp.	6.375	12/15/2023	410,750
1,000,000	Tempo Acquisition LLC / Tempo Acquisition Finance Corp. - 144A	6.750	6/1/2025	1,033,750
1,200,000	Western Digital Corp. (a)	4.750	2/15/2026	1,228,530
				66,606,744
	COSMETICS/PERSONAL CARE - 0.0%
1,000,000	Avon International Capital PLC - 144A	6.500	8/15/2022	1,040,000
800,000	Edgewell Personal Care Co.	4.700	5/19/2021	822,000
				1,862,000
	DISTRIBUTION/WHOLESALE - 0.1%
4,000,000	American Builders & Contractors Supply Co., Inc. - 144A	4.000	1/15/2028	4,000,000

The accompanying notes are an integral part of these financial statements.

Navigator Tactical Fixed Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2019

		Coupon Rate
Principal Amount ($)		(%)	Maturity	Value
	CORPORATE BONDS - 59.0% (continued)
	DIVERSIFIED FINANCIAL SERVICES - 1.9%
400,000	Allied Universal Holdco LLC / Allied Universal Finance Corp. - 144A	9.750	7/15/2027	$419,000
800,000	Ally Financial, Inc.	3.875	5/21/2024	837,520
400,000	Ally Financial, Inc.	4.250	4/15/2021	410,600
800,000	Ally Financial, Inc.	5.750	11/20/2025	894,000
8,000,000	American Express Co., 3 mo. LIBOR + 0.330% **	2.266	10/30/2020	8,014,633
20,000,000	American Express Co., 3 mo. LIBOR + 0.600% **	2.887	11/5/2021	20,111,448
5,000,000	BGC Partners, Inc. - 144A	3.750	10/1/2024	4,976,774
16,600,000	CDP Financial, Inc. - 144A	4.400	11/25/2019	16,624,269
13,012,000	Capital One Financial Corp.	2.500	5/12/2020	13,040,760
1,000,000	Global Aircraft Leasing Co. Ltd. - 144A	6.500	9/15/2024	1,025,950
400,000	Navient Corp.	5.875	10/25/2024	414,000
800,000	Navient Corp.	6.125	3/25/2024	840,240
700,000	Navient Corp.	7.250	9/25/2023	767,361
600,000	Quicken Loans, Inc. - 144A	5.250	1/15/2028	621,000
600,000	Quicken Loans, Inc. - 144A	5.750	5/1/2025	620,688
300,000	Springleaf Finance Corp.	6.125	5/15/2022	324,000
1,600,000	Springleaf Finance Corp.	6.125	3/15/2024	1,754,000
400,000	Springleaf Finance Corp.	6.625	1/5/2028	444,000
500,000	Springleaf Finance Corp.	6.875	3/15/2025	567,500
800,000	Springleaf Finance Corp.	7.125	3/15/2026	913,500
18,685,000	TD Ameritrade Holding Corp., 3 mo. LIBOR + 0.430% **	2.683	11/1/2021	18,717,237
				92,338,480
	ELECTRIC - 1.9%
800,000	AES Corp.	4.000	3/15/2021	815,000
200,000	AES Corp.	5.125	9/1/2027	215,495
700,000	Calpine Corp. - 144A	5.250	6/1/2026	730,625
500,000	Calpine Corp. (a)	5.375	1/15/2023	509,350
500,000	Calpine Corp.	5.500	2/1/2024	503,125
900,000	Calpine Corp. (a)	5.750	1/15/2025	927,000
300,000	Clearway Energy Operating LLC	5.750	10/15/2025	309,000
5,000,000	Mississippi Power Co., 3 mo. LIBOR + 0.650% **	2.750	3/27/2020	5,001,990
600,000	NRG Energy, Inc. - 144A	5.250	6/15/2029	645,750
600,000	NRG Energy, Inc.	5.750	1/15/2028	651,750
491,000	NRG Energy, Inc.	6.625	1/15/2027	533,963
700,000	NRG Energy, Inc.	7.250	5/15/2026	769,146
9,645,000	NextEra Energy Capital Holdings, Inc., 3 mo. LIBOR + 0.450% **	2.554	9/28/2020	9,658,047
4,000,000	NextEra Energy Operating Partners LP - 144A	3.875	10/15/2026	4,000,000
700,000	NextEra Energy Operating Partners LP - 144A	4.250	7/15/2024	721,665
300,000	NextEra Energy Operating Partners LP - 144A	4.250	9/15/2024	313,125
400,000	NextEra Energy Operating Partners LP - 144A	4.500	9/15/2027	409,500
20,000,000	Sempra Energy, 3 mo. LIBOR + 0.450% **	2.568	3/15/2021	19,948,783
29,033,000	Sempra Energy, 3 mo. LIBOR + 0.500% **	2.501	1/15/2021	29,019,443
12,493,000	Southern Power Co., 3 mo. LIBOR + 0.550% - 144A **	2.706	12/20/2020	12,495,418
700,000	Vistra Energy Corp.	5.875	6/1/2023	717,500
1,000,000	Vistra Operations Co. LLC - 144A	5.000	7/31/2027	1,035,000
900,000	Vistra Operations Co. LLC - 144A	5.625	2/15/2027	957,375
				90,888,050
	ELECTRICAL COMPONENTS & EQUIPMENT - 0.1%
5,750,000	Molex Electronic Technologies LLC - 144A	2.878	4/15/2020	5,762,617

	ELECTRONICS - 0.2%
5,610,000	Avnet, Inc.	5.875	6/15/2020	5,725,717
2,000,000	Sensata Technologies, Inc. - 144A	4.375	2/15/2030	2,018,750
500,000	Sensata Technologies BV - 144A	4.875	10/15/2023	530,010
				8,274,477
	ENERGY-ALTERNATE SOURCES - 0.0%
400,000	TerraForm Power Operating LLC - 144A	5.000	1/31/2028	423,880
500,000	TerraForm Power Operating LLC - 144A	4.750	1/15/2030	518,750
				942,630
	ENGINEERING & CONSTRUCTION - 0.0%
600,000	AECOM	5.125	3/15/2027	635,820
400,000	AECOM	5.875	10/15/2024	432,720
				1,068,540

The accompanying notes are an integral part of these financial statements.

Navigator Tactical Fixed Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2019

		Coupon Rate
Principal Amount ($)		(%)	Maturity	Value
	CORPORATE BONDS - 59.0% (continued)
	ENTERTAINMENT - 0.2%
800,000	AMC Entertainment Holdings, Inc. (a)	6.125	5/15/2027	$727,500
1,000,000	Caesars Resort Collection LLC / CRC Finco, Inc. - 144A	5.250	10/15/2025	1,026,250
500,000	Cedar Fair LP - 144A	5.250	7/15/2029	538,750
400,000	Churchill Downs, Inc. - 144A	4.750	1/15/2028	416,000
400,000	Eldorado Resorts, Inc.	6.000	9/15/2026	440,500
400,000	International Game Technology PLC - 144A	6.250	2/15/2022	423,000
500,000	International Game Technology PLC - 144A	6.250	1/15/2027	560,625
500,000	International Game Technology PLC - 144A	6.500	2/15/2025	558,125
300,000	Lions Gate Capital Holdings LLC - 144A	5.875	11/1/2024	284,250
400,000	Lions Gate Capital Holdings LLC - 144A	6.375	2/1/2024	382,750
2,000,000	Live Nation Entertainment, Inc. - 144a	4.750	10/15/2027	2,090,200
400,000	Scientific Games International, Inc. - 144a	5.000	10/15/2025	413,000
600,000	Scientific Games International, Inc. - 144A	8.250	3/15/2026	636,000
546,000	Scientific Games International, Inc.	10.000	12/1/2022	563,063
500,000	Six Flags Entertainment Corp. - 144A	4.875	7/31/2024	517,500
1,500,000	Speedway Motorsports LLC / Speedway Funding II, Inc. - 144A	4.875	11/1/2027	1,500,450
500,000	Stars Group Holdings BV / Stars Group US Co-Borrower LLC - 144A	7.000	7/15/2026	540,625
				11,618,588
	ENVIRONMENTAL CONTROL - 0.1%
600,000	Covanta Holding Corp.	5.875	3/1/2024	618,000
400,000	Covanta Holding Corp.	6.000	1/1/2027	420,000
400,000	GFL Environment, Inc. - 144A	5.375	3/1/2023	413,500
400,000	GFL Environment, Inc. - 144A	7.000	6/1/2026	425,000
750,000	GFL Environment, Inc. - 144A	8.500	5/1/2027	826,875
				2,703,375
	FOOD - 1.5%
1,147,000	Albertsons Cos LLC / Safeway Inc / New Albertsons LP / Albertson’s LLC	5.750	3/15/2025	1,192,536
2,000,000	Albertsons Cos LLC / Safeway Inc / New Albertsons LP / Albertson’s LLC - 144A	5.875	2/15/2028	2,140,000
500,000	Albertsons Cos LLC / Safeway Inc / New Albertsons LP / Albertson’s LLC	6.625	6/15/2024	526,875
400,000	Albertsons Cos LLC / Safeway Inc / New Albertsons LP / Albertson’s LLC - 144A	7.500	3/15/2026	446,500
500,000	B&G Foods, Inc. (a)	5.250	4/1/2025	512,500
1,000,000	B&G Foods, Inc. (a)	5.250	9/15/2027	998,750
15,000,000	Campbell Soup Co., 3 mo. LIBOR + 0.500% **	2.618	3/16/2020	15,014,254
10,000,000	Ingredion, Inc.	4.625	11/1/2020	10,234,074
900,000	JBS USA LUX SA / JBS USA Finance, Inc. - 144A	5.750	6/15/2025	938,250
1,000,000	JBS USA LUX SA / JBS USA Food Co / JBS USA Finance, Inc. - 144A	5.500	1/15/2030	1,078,750
500,000	JBS USA LUX SA / JBS USA Food Co / JBS USA Finance, Inc. - 144A	6.500	4/15/2029	557,515
1,334,000	Kraft Heinz Foods Co.	2.800	7/2/2020	1,337,655
10,000,000	Kraft Heinz Foods Co., 3 mo. LIBOR + 0.570% **	2.751	2/10/2021	9,992,942
1,700,000	Lamb Weston Holdings, Inc. - 144A	4.625	11/1/2024	1,795,625
7,000,000	Mondelez International, Inc.	3.000	5/7/2020	7,037,335
300,000	Pilgrim’s Pride Corp. - 144A	5.750	3/15/2025	312,000
600,000	Pilgrim’s Pride Corp. - 144A	5.875	9/30/2027	645,162
1,000,000	Post Holdings, Inc. - 144A	5.000	8/15/2026	1,043,850
1,000,000	Post Holdings, Inc. - 144A	5.500	12/15/2029	1,056,700
500,000	Post Holdings, Inc. - 144A	5.625	1/15/2028	536,875
16,885,000	Tyson Foods, Inc., 3 mo. LIBOR + 0.450% **	2.602	8/21/2020	16,904,851
				74,302,999
	FOOD SERVICE - 0.0%
300,000	Aramark Services, Inc.	5.125	1/15/2024	310,053
700,000	Aramark Services, Inc. - 144A	5.000	2/1/2028	733,250
				1,043,303
	GAS - 0.3%
700,000	AmeriGas Partners LP / AmeriGas Finance Corp.	5.500	5/20/2025	754,320
15,000,000	WGL Holding,s Inc., 3 mo. LIBOR + 0.400% **	2.517	11/29/2019	15,000,303
				15,754,623
	HEALTHCARE-PRODUCTS - 0.4%
1,100,000	Avantor, Inc. - 144A	6.000	10/1/2024	1,178,518
600,000	Avantor, Inc. - 144A	9.000	10/1/2025	671,820
600,000	Hologic, Inc.- 144A	4.375	10/15/2025	617,718
16,105,000	Medtronic, Inc., 3 mo. LIBOR + 0.800% **	2.918	3/15/2020	16,152,076
700,000	Ortho-Clinical Diagnostics, Inc. / Ortho-Clinical Diagnostics SA - 144A	6.625	5/15/2022	677,250
				19,297,382

The accompanying notes are an integral part of these financial statements.

Navigator Tactical Fixed Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2019

		Coupon Rate
Principal Amount ($)		(%)	Maturity	Value
	CORPORATE BONDS - 59.0% (continued)
	HEALTHCARE-SERVICES - 0.8%
4,500,000	Ascension Health	2.532	11/15/2029	$4,530,835
500,000	CHS/Community Health Systems, Inc. (a)	5.125	8/1/2021	500,625
1,500,000	CHS/Community Health Systems, Inc.	6.250	3/31/2023	1,467,188
700,000	CHS/Community Health Systems, Inc. - 144A	8.000	3/15/2026	686,000
800,000	CHS/Community Health Systems, Inc. - 144A (a)	8.125	6/30/2024	612,000
600,000	CHS/Community Health Systems, Inc. - 144A	8.625	1/15/2024	612,000
900,000	CHS/Community Health Systems, Inc. - 144A (a)	11.000	6/30/2023	756,000
750,000	Catalent Pharma Solutions, Inc. - 144A	5.000	7/15/2027	785,625
913,000	Centene Corp.	4.750	1/15/2025	946,790
1,100,000	Centene Corp. - 144A	5.375	6/1/2026	1,167,100
1,200,000	Centene Corp.	6.125	2/15/2024	1,249,128
1,000,000	Charles River Laboratories International, Inc. - 144A	4.250	5/1/2028	1,021,350
900,000	DaVita, Inc. (a)	5.000	5/1/2025	912,555
800,000	DaVita, Inc.	5.125	7/15/2024	818,616
816,000	Encompass Health Corp.	5.750	11/1/2024	826,710
800,000	Envision Healthcare Corp. - 144A	8.750	10/15/2026	464,000
400,000	HCA Healthcare, Inc.	6.250	2/15/2021	420,000
1,400,000	HCA, Inc.	5.375	2/1/2025	1,541,750
400,000	HCA, Inc.	5.375	9/1/2026	437,000
600,000	HCA, Inc.	5.625	9/1/2028	675,750
1,000,000	HCA, Inc.	5.875	5/1/2023	1,099,700
800,000	HCA, Inc.	5.875	2/15/2026	902,000
400,000	HCA, Inc.	5.875	2/1/2029	454,000
700,000	HCA, Inc.	7.500	2/15/2022	778,400
400,000	MEDNAX, Inc. - 144A	5.250	12/1/2023	406,000
600,000	MEDNAX, Inc. - 144A (a)	6.250	1/15/2027	595,500
137,000	Molina Healthcare, Inc.	5.375	11/15/2022	145,049
700,000	RegionalCare Hospital Partners Holdings, Inc. - 144A	8.250	5/1/2023	747,688
800,000	RegionalCare Hospital Partners Holdings, Inc. / LifePoint Health, Inc. - 144A	9.750	12/1/2026	880,000
2,000,000	Select Medical Corp. - 144A	6.250	8/15/2026	2,135,000
600,000	Tenet Healthcare Corp.	4.625	7/15/2024	620,250
1,000,000	Tenet Healthcare Corp. - 144A	4.625	9/1/2024	1,026,850
3,000,000	Tenet Healthcare Corp. - 144A	4.875	1/1/2026	3,108,750
900,000	Tenet Healthcare Corp.	5.125	5/1/2025	923,625
1,000,000	Tenet Healthcare Corp. - 144A	5.125	11/1/2027	1,041,250
900,000	Tenet Healthcare Corp. - 144A	6.250	2/1/2027	954,756
900,000	Tenet Healthcare Corp.	6.750	6/15/2023	955,980
300,000	Tenet Healthcare Corp. (a)	7.000	8/1/2025	311,685
1,100,000	Tenet Healthcare Corp.	8.125	4/1/2022	1,193,555
400,000	WellCare Health Plans, Inc. - 144A	5.375	8/15/2026	426,500
				39,137,560
	HOME BUILDERS - 0.4%
1,000,000	Beazer Homes USA, Inc. - 144A	7.250	10/15/2029	1,050,000
200,000	Brookfield Residential Properties, Inc. / Brookfield Residential US Corp. - 144A	6.125	7/1/2022	203,750
1,500,000	Brookfield Residential Properties, Inc. / Brookfield Residential US Corp. - 144A	6.250	9/15/2027	1,533,750
500,000	Installed Building Products, Inc. - 144A	5.750	2/1/2028	526,494
1,000,000	KB Home	4.800	11/15/2029	1,010,625
2,300,000	Lennar Corp.	4.750	4/1/2021	2,360,490
600,000	Lennar Corp.	4.750	11/29/2027	651,000
400,000	PulteGroup, Inc.	5.000	1/15/2027	439,500
500,000	PulteGroup, Inc.	5.500	3/1/2026	562,000
1,000,000	Taylor Morrison Communities, Inc. - 144A	5.750	1/15/2028	1,110,000
500,000	Taylor Morrison Communities, Inc. - 144A	5.875	6/15/2027	560,850
5,000,000	Toll Brothers Finance Corp.	3.800	11/1/2029	4,925,000
700,000	Toll Brothers Finance Corp.	5.875	2/15/2022	747,250
300,000	William Lyon Homes, Inc.	5.875	1/31/2025	306,750
2,000,000	William Lyon Homes, Inc. - 144A	6.625	7/15/2027	2,115,000
				18,102,459
	HOUSEHOLD PRODUCTS/WARES - 0.1%
900,000	Prestige Brands, Inc. - 144A	5.375	12/15/2021	904,050
400,000	Prestige Brands, Inc. - 144A (a)	6.375	3/1/2024	419,500
2,000,000	Spectrum Brands, Inc. - 144A (a)	5.000	10/1/2029	2,052,500
300,000	Spectrum Brands, Inc.	5.750	7/15/2025	314,250
				3,690,300
	HOUSEWARES - 0.0%
2,000,000	Scotts Miracle-Gro Co. - 144A	4.500	10/15/2029	2,015,000

The accompanying notes are an integral part of these financial statements.

Navigator Tactical Fixed Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2019

		Coupon Rate
Principal Amount ($)		(%)	Maturity	Value
	CORPORATE BONDS - 59.0% (continued)
	INSURANCE - 4.9%
15,240,000	Allstate Corp., 3 mo. LIBOR + 0.430% **	2.534	3/29/2021	$15,280,222
500,000	Acrisure LLC / Acrisure Finance, Inc. - 144A	7.000	11/15/2025	460,000
1,500,000	Acrisure LLC / Acrisure Finance, Inc. - 144A	8.125	2/15/2024	1,594,237
1,300,000	Genworth Holdings, Inc.	7.625	9/24/2021	1,355,250
613,000	HUB International Ltd. - 144A	7.000	5/1/2026	632,156
98,250,000	Jackson National Life Global Funding, SOFR + 0.500% - 144A **	2.310	5/27/2021	98,195,993
25,000,000	MassMutual Global Funding II, 3 mo. LIBOR + 0.125% - 144A **	2.258	3/4/2021	24,968,947
5,615,000	Metropolitan Life Global Funding I, SOFR + 0.570% - 144A **	2.390	9/7/2020	5,629,519
47,250,000	Metropolitan Life Global Funding I, SOFR + 0.500% - 144A **	2.310	5/28/2021	47,365,343
40,000,000	New York Life Global Funding, 3 mo. LIBOR + 0.280% - 144A ** (a)	2.233	1/21/2022	40,055,172
4,000,000	Radian Group, Inc.	4.875	3/15/2027	4,160,000
				239,696,839
	INTERNET - 0.2%
1,000,000	Netflix, Inc. (a)	4.875	4/15/2028	1,035,790
250,000	Netflix, Inc. - 144A	4.875	6/15/2030	253,375
250,000	Netflix, Inc. - 144A	5.375	11/15/2029	263,750
500,000	Netflix, Inc.	5.500	2/15/2022	531,875
863,000	Netflix, Inc.	5.875	2/15/2025	951,458
1,100,000	Netflix, Inc.	5.875	11/15/2028	1,214,125
900,000	Symantec Corp. - 144A	5.000	4/15/2025	923,460
1,000,000	Uber Technologies, Inc. - 144A	7.500	9/15/2027	987,500
2,500,000	Uber Technologies, Inc. - 144A	8.000	11/1/2026	2,513,275
600,000	VeriSign, Inc.	4.625	5/1/2023	612,000
300,000	VeriSign, Inc.	4.750	7/15/2027	318,000
1,100,000	Zayo Group LLC / Zayo Capital, Inc. - 144A	5.750	1/15/2027	1,120,768
				10,725,376
	INVESTMENT COMPANIES - 0.1%
1,000,000	Icahn Enterprises LP / Icahn Enterprises Finance Corp. - 144A	4.750	9/15/2024	1,011,250
1,023,000	Icahn Enterprises LP / Icahn Enterprises Finance Corp.	5.875	2/1/2022	1,034,509
800,000	Icahn Enterprises LP / Icahn Enterprises Finance Corp.	6.250	2/1/2022	821,000
900,000	Icahn Enterprises LP / Icahn Enterprises Finance Corp.	6.250	5/15/2026	956,250
400,000	Icahn Enterprises LP / Icahn Enterprises Finance Corp.	6.375	12/15/2025	421,000
300,000	Icahn Enterprises LP / Icahn Enterprises Finance Corp.	6.750	2/1/2024	313,875
				4,557,884
	IRON/STEEL - 0.3%
2,500,000	Cleveland-Cliffs, Inc. - 144A	5.875	6/1/2027	2,390,625
2,000,000	Infrabuild Australia Pty Ltd. - 144A	12.000	10/1/2024	2,043,240
600,000	Steel Dynamics, Inc.	5.125	10/1/2021	602,850
500,000	Steel Dynamics, Inc.	5.250	4/15/2023	510,625
400,000	Steel Dynamics, Inc.	5.500	10/1/2024	413,112
7,500,000	United States Steel Corp. (a)	6.250	3/15/2026	6,307,800
				12,268,252
	LEISURE TIME - 0.0%
500,000	Viking Cruises Ltd. - 144A	5.875	9/15/2027	532,500

	LODGING - 0.5%
400,000	Boyd Gaming Corp.	6.000	8/15/2026	424,500
300,000	Boyd Gaming Corp.	6.375	4/1/2026	319,875
400,000	Diamond Resorts International, Inc. - 144A (a)	10.750	9/1/2024	416,000
800,000	Hilton Domestic Operating Co., Inc.	4.250	9/1/2024	816,000
1,000,000	Hilton Domestic Operating Co., Inc. - 144A	4.875	1/15/2030	1,065,000
700,000	Hilton Domestic Operating Co., Inc.	5.125	5/1/2026	736,750
900,000	Jack Ohio Finance LLC / Jack Ohio Finance 1 Corp. - 144A	6.750	11/15/2021	921,375
300,000	MGM Resorts International	4.625	9/1/2026	316,500
600,000	MGM Resorts International	5.500	4/15/2027	661,500
600,000	MGM Resorts International	5.750	6/15/2025	668,250
700,000	MGM Resorts International	6.000	3/15/2023	773,724
800,000	MGM Resorts International	6.625	12/15/2021	869,000
500,000	MGM Resorts International	7.750	3/15/2022	560,000
9,500,000	Marriott International, Inc., 3 mo. LIBOR + 0.650% **	2.752	3/8/2021	9,544,036
1,500,000	Marriott Ownership Resorts, Inc. - 144A	4.750	1/15/2028	1,537,950
1,000,000	Wyndham Destinations, Inc.	4.250	3/1/2022	1,022,500
428,000	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. - 144A	5.250	5/15/2027	446,725
1,000,000	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. - 144A	5.500	3/1/2025	1,065,000
				22,164,685
	MACHINERY - CONSTRUCTION & MINING - 0.7%
34,000,000	Caterpillar Financial Services Corp., 3 mo. LIBOR + 0.390% **	2.514	5/17/2021	34,086,459
400,000	Vertiv Group Corp. - 144A	9.250	10/15/2024	379,000
				34,465,459
	MACHINERY-DIVERSIFIED - 0.2%
1,500,000	Granite Holdings U.S. Acquisition Co. - 144A	11.000	10/1/2027	1,398,750
10,500,000	John Deere Capital Corp., 3 mo. LIBOR + 0.400% **	2.502	6/7/2021	10,538,552
				11,937,302

The accompanying notes are an integral part of these financial statements.

Navigator Tactical Fixed Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2019

		Coupon Rate
Principal Amount ($)		(%)	Maturity	Value
	CORPORATE BONDS - 59.0% (continued)
	MEDIA - 1.6%
800,000	AMC Networks, Inc.	4.750	12/15/2022	$807,000
400,000	AMC Networks, Inc.	5.000	4/1/2024	408,424
850,000	Altice Financing SA - 144A	6.625	2/15/2023	875,245
1,500,000	Altice Financing SA - 144A	7.500	5/15/2026	1,597,500
200,000	Altice Finco SA - 144A	8.125	1/15/2024	206,750
600,000	Altice Luxembourg SA - 144A	7.625	2/15/2025	621,000
600,000	Altice Luxembourg SA - 144A	10.500	5/15/2027	680,250
1,000,000	CCO Holdings LLC / CCO Holdings Capital Corp. - 144A	4.750	3/1/2030	1,022,200
1,200,000	CCO Holdings LLC / CCO Holdings Capital Corp. - 144A	5.000	2/1/2028	1,258,080
1,900,000	CCO Holdings LLC / CCO Holdings Capital Corp. - 144A	5.125	5/1/2027	2,006,875
1,600,000	CCO Holdings LLC / CCO Holdings Capital Corp.	5.250	9/30/2022	1,625,000
900,000	CCO Holdings LLC / CCO Holdings Capital Corp. - 144A	5.375	6/1/2029	963,000
1,044,000	CCO Holdings LLC / CCO Holdings Capital Corp. - 144A	5.500	5/1/2026	1,102,725
120,000	CCO Holdings LLC / CCO Holdings Capital Corp.	5.750	1/15/2024	123,264
2,200,000	CCO Holdings LLC / CCO Holdings Capital Corp. - 144A	5.750	2/15/2026	2,328,700
400,000	CCO Holdings LLC / CCO Holdings Capital Corp. - 144A	5.875	4/1/2024	418,000
1,000,000	CSC Holdings LLC - 144A	5.500	5/15/2026	1,056,250
700,000	CSC Holdings LLC - 144A	5.500	4/15/2027	743,757
200,000	CSC Holdings LLC - 144A	5.750	1/15/2030	210,500
1,500,000	CSC Holdings LLC - 144A	6.500	2/1/2029	1,678,125
900,000	CSC Holdings LLC - 144A	7.500	4/1/2028	1,019,250
1,100,000	CSC Holdings LLC - 144A	10.875	10/15/2025	1,243,369
500,000	Cablevision Systems Corp.	5.875	9/15/2022	540,625
1,200,000	Cequel Communications Holdings I LLC / Cequel Capital Corp. - 144A	7.500	4/1/2028	1,359,000
1,000,000	Clear Channel Worldwide Holdings, Inc. - 144A	5.125	8/15/2027	1,043,430
952,000	Clear Channel Worldwide Holdings, Inc. - 144A	9.250	2/15/2024	1,048,985
600,000	DISH DBS Corp.	5.000	3/15/2023	606,750
1,000,000	DISH DBS Corp.	5.875	7/15/2022	1,049,560
900,000	DISH DBS Corp. (a)	5.875	11/15/2024	905,625
800,000	DISH DBS Corp.	6.750	6/1/2021	842,000
1,000,000	DISH DBS Corp. (a)	7.750	7/1/2026	1,011,350
3,000,000	Diamond Sports Group LLC / Diamond Sports Finance Co. - 144A	5.375	8/15/2026	3,142,500
600,000	Diamond Sports Group LLC / Diamond Sports Finance Co. - 144A (a)	6.625	8/15/2027	619,500
500,000	Gray Television, Inc. - 144A (a)	5.875	7/15/2026	526,885
500,000	iHeart Communications, Inc. - 144A	5.250	8/15/2027	517,100
600,000	iHeart Communications, Inc. (a)	8.375	5/1/2027	646,500
1,000,000	LCPR Senior Secured Financing DAC - 144A	6.750	10/15/2027	1,028,750
1,000,000	Meredith Corp.	6.875	2/1/2026	1,035,730
21,600,000	NBCUniversal Enterprise, Inc., 3 mo. LIBOR + 0.400% - 144A **	2.499	4/1/2021	21,678,433
600,000	Nexstar Broadcasting, Inc. - 144A	5.625	8/1/2024	627,528
1,000,000	Nexstar Broadcasting, Inc. - 144A	5.625	7/15/2027	1,057,200
1,000,000	Nexstar Broadcasting, Inc.	5.875	11/15/2022	1,017,500
400,000	Quebecor Media, Inc.	5.750	1/15/2023	434,880
2,000,000	Scripps Escrow, Inc. - 144A	5.875	7/15/2027	2,054,400
600,000	Sinclair Television Group, Inc. - 144A	5.625	8/1/2024	619,500
400,000	Sirius XM Radio, Inc. - 144A	3.875	8/1/2022	410,500
1,000,000	Sirius XM Radio, Inc. - 144A	4.625	7/15/2024	1,047,500
900,000	Sirius XM Radio, Inc. - 144A	5.000	8/1/2027	949,500
600,000	Sirius XM Radio, Inc. - 144A	5.500	7/1/2029	650,070
300,000	Sirius XM Radio, Inc. - 144A	5.375	4/15/2025	313,125
2,500,000	TEGNA, Inc. - 144A	5.000	9/15/2029	2,537,500
1,200,000	TEGNA, Inc.	6.375	10/15/2023	1,236,000
500,000	Viacom, Inc., 3 mo. LIBOR + 3.899% **	6.250	2/28/2057	546,875
600,000	Videotron Ltd. - 144A	5.125	4/15/2027	639,000
650,000	Virgin Media Secured Finance PLC - 144A	5.500	5/15/2029	692,250
1,000,000	Ziggo BV - 144A	4.875	1/15/2030	1,021,570
1,200,000	Ziggo BV - 144A	5.500	1/15/2027	1,272,000
400,000	Ziggo Bond Co BV - 144A	6.000	1/15/2027	420,000
				77,144,885
	MINING - 0.3%
700,000	Alcoa Nederland Holding BV - 144A	7.000	9/30/2026	763,875
300,000	Constellium NV - 144A (a)	5.875	2/15/2026	313,500
5,000,000	FMG Resources August 2006 Pty Ltd. - 144A	4.500	9/15/2027	4,959,375
600,000	FMG Resources August 2006 Pty Ltd. - 144A (a)	5.125	5/15/2024	632,250
800,000	Freeport-McMoRan, Inc.	4.550	11/14/2024	834,000
2,000,000	Freeport-McMoRan, Inc.	5.000	9/1/2027	2,047,500
2,000,000	Freeport-McMoRan, Inc. (a)	5.250	9/1/2029	2,040,600
877,000	Novelis Corp. - 144A	5.875	9/30/2026	923,130
300,000	Novelis Corp. - 144A	6.250	8/15/2024	315,000
				12,829,230

The accompanying notes are an integral part of these financial statements.

Navigator Tactical Fixed Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2019

		Coupon Rate
Principal Amount ($)		(%)	Maturity	Value
	CORPORATE BONDS - 59.0% (continued)
	MISCELLANEOUS MANUFACTURING - 0.9%
1,250,000	FXI Holdings, Inc. - 144A	7.875	11/1/2024	$1,113,750
1,500,000	Foxtrot Escrow Issuer LLC / Foxtrot Escrow Corp. - 144A	12.250	11/15/2026	1,511,400
12,242,000	General Electric Co.	5.550	5/4/2020	12,443,354
15,900,000	General Electric Co., 3 mo. LIBOR + 0.800% **	2.801	4/15/2020	15,900,049
12,500,000	Textron, Inc., 3 mo. LIBOR + 0.550% **	2.731	11/10/2020	12,499,477
				43,468,030
	OFFICE/BUSINESS EQUIPMENT- 0.0%
250,000	CDW LLC / CDW Finance Corp.	4.250	4/1/2028	259,400
800,000	Xerox Corp.	4.125	3/15/2023	821,000
				1,080,400
	OIL & GAS - 2.1%
900,000	Aker BP ASA - 144A	4.750	6/15/2024	938,250
400,000	Antero Resources Corp. (a)	5.000	3/1/2025	266,000
800,000	Antero Resources Corp.	5.125	12/1/2022	603,000
700,000	Antero Resources Corp.	5.375	11/1/2021	628,250
600,000	Antero Resources Corp. (a)	5.625	6/1/2023	423,750
1,100,000	Ascent Resources Utica Holdings LLC / ARU Finance Corp. - 144A	10.000	4/1/2022	1,046,430
10,000,000	BP Capital Markets PLC, 3 mo. LIBOR + 0.250% **	2.382	11/24/2020	10,019,976
10,000,000	CNX Resources Corp. - 144A	7.250	3/14/2027	8,087,500
600,000	Callon Petroleum Co.	6.375	7/1/2026	562,500
2,000,000	Calumet Specialty Products Partners LP / Calumet Finance Corp. - 144A (a)	11.000	4/15/2025	2,010,000
600,000	Chesapeake Energy Corp.	7.000	10/1/2024	408,000
900,000	Chesapeake Energy Corp. (a)	8.000	1/15/2025	598,500
900,000	Chesapeake Energy Corp. - 144A (a)	8.000	6/15/2027	567,000
28,000,000	Chevron Corp., 3 mo. LIBOR + 0.950% **	3.118	5/16/2021	28,398,390
500,000	Citgo Holding, Inc. - 144A	9.250	8/1/2024	523,125
900,000	CrownRock LP / CrownRock Finance, Inc. - 144A	5.625	10/15/2025	883,143
1,400,000	Denbury Resources, Inc. - 144A	9.000	5/15/2021	1,232,000
1,100,000	Diamondback Energy, Inc.	5.375	5/31/2025	1,152,250
800,000	Hilcorp Energy I LP / Hilcorp Finance Co. - 144A	5.000	12/1/2024	714,240
1,300,000	MEG Energy Corp. - 144A (a)	6.500	1/15/2025	1,356,875
500,000	Matador Resources Co.	5.875	9/15/2026	481,875
600,000	Moss Creek Resources Holdings, Inc. - 144A	7.500	1/15/2026	408,000
2,000,000	Moss Creek Resources Holdings, Inc. - 144A	10.500	5/15/2027	1,555,000
500,000	Murphy Oil Corp.	4.000	6/1/2022	506,250
800,000	Murphy Oil Corp.	4.450	12/1/2022	818,000
500,000	Nabors Industries, Inc. (a)	5.500	1/15/2023	425,000
600,000	Nabors Industries, Inc.	5.750	2/1/2025	450,180
700,000	Noble Holding International Ltd. - 144A (a)	7.875	2/1/2026	465,500
17,500,000	Occidental Petroleum Corp., 3 mo. LIBOR + 1.250% **	3.437	8/13/2021	17,612,794
600,000	PBF Holding Co. LLC / PBF Finance Corp.	7.000	11/15/2023	621,000
400,000	PBF Holding Co. LLC / PBF Finance Corp.	7.250	6/15/2025	419,500
700,000	Pacific Drilling SA - 144A	8.375	10/1/2023	561,313
400,000	Parkland Fuel Corp. - 144A	5.875	7/15/2027	424,328
400,000	Parsley Energy LLC / Parsley Finance Corp. - 144A	5.250	8/15/2025	412,008
800,000	Parsley Energy LLC / Parsley Finance Corp. - 144A	5.625	10/15/2027	830,000
4,819,000	Phillips 66, 3 mo. LIBOR + 0.750% - 144A **	2.751	4/15/2020	4,820,740
300,000	Puma International Financing SA - 144A (a)	5.000	1/24/2026	288,723
400,000	QEP Resources, Inc.	5.250	5/1/2023	382,000
400,000	QEP Resources, Inc.	5.375	10/1/2022	394,032
500,000	Range Resources Corp. (a)	5.000	8/15/2022	465,000
500,000	Range Resources Corp. (a)	5.000	3/15/2023	435,000
800,000	SESI LLC	7.125	12/15/2021	610,000
905,000	SM Energy Co. (a)	5.625	6/1/2025	771,531
900,000	Seven Generations Energy Ltd. - 144A	6.875	6/30/2023	920,250
800,000	Sunoco LP / Sunoco Finance Corp.	4.875	1/15/2023	823,000
300,000	Sunoco LP / Sunoco Finance Corp.	5.500	2/15/2026	310,905
200,000	Sunoco LP / Sunoco Finance Corp.	5.875	3/15/2028	210,504
300,000	Sunoco LP / Sunoco Finance Corp.	6.000	4/15/2027	315,750
600,000	Transocean, Inc. - 144A	7.500	1/15/2026	537,000
500,000	Transocean, Inc. - 144A	7.250	11/1/2025	443,750
534,000	Transocean Pontus Ltd. - 144A	6.125	8/1/2025	535,335
300,000	Transocean Sentry Ltd. - 144A (a)	5.375	5/15/2023	298,125
700,000	USA Compression Partners LP / USA Compression Finance Corp.	6.875	4/1/2026	710,500
400,000	USA Compression Partners LP / USA Compression Finance Corp. - 144A	6.875	9/1/2027	402,000
1,000,000	Viper Energy Partners LP - 144A	5.375	11/1/2027	1,012,500
400,000	WPX Energy, Inc. (a)	5.250	9/15/2024	406,000
2,000,000	WPX Energy, Inc. (a)	5.250	10/15/2027	1,950,000
400,000	WPX Energy, Inc.	5.750	6/1/2026	403,500
700,000	Whiting Petroleum Corp. (a)	6.625	1/15/2026	437,500
				104,293,572

The accompanying notes are an integral part of these financial statements.

Navigator Tactical Fixed Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2019

		Coupon Rate
Principal Amount ($)		(%)	Maturity	Value
	CORPORATE BONDS - 59.0% (continued)
	PACKAGING & CONTAINERS - 0.5%
200,000	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. - 144A	4.125	8/15/2026	$202,690
2,200,000	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. - 144A	4.625	5/15/2023	2,257,750
1,200,000	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. - 144A	5.250	8/15/2027	1,233,000
800,000	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. - 144A	6.000	2/15/2025	842,000
400,000	Ball Corp.	4.375	12/15/2020	408,250
600,000	Ball Corp.	4.875	3/15/2026	654,000
600,000	Ball Corp.	5.250	7/1/2025	669,000
500,000	Berry Global, Inc. - 144A	4.500	2/15/2026	504,375
1,000,000	Berry Global, Inc. - 144A	4.875	7/15/2026	1,053,750
600,000	Berry Global, Inc.	5.125	7/15/2023	617,250
525,000	Berry Global, Inc.	6.000	10/15/2022	535,500
600,000	Crown Americas LLC / Crown Americas Capital Corp. VI	4.750	2/1/2026	631,080
400,000	Flex Acquisition Co., Inc. - 144A	7.875	7/15/2026	377,000
1,000,000	Graphics Packaging International LLC - 144A	4.750	7/15/2027	1,060,000
1,000,000	LABL Escrow Issuer LLC - 144A	6.750	7/15/2026	1,037,500
1,000,000	LABL Escrow Issuer LLC - 144A	10.500	7/15/2027	1,005,000
900,000	Mauser Packaging Solutions Holding Co. - 144A	5.500	4/15/2024	929,250
588,000	Mauser Packaging Solutions Holding Co. - 144A	7.250	4/15/2025	564,480
700,000	Owens-Brockway Glass Container, Inc. - 144A (a)	5.875	8/15/2023	742,000
800,000	Reynolds Group Issuer Inc / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu - 144A	5.125	7/15/2023	822,760
500,000	Reynolds Group Issuer Inc / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu - 144A	7.000	7/15/2024	518,438
800,000	Sealed Air Corp. - 144A	5.125	12/1/2024	866,000
1,300,000	Sealed Air Corp. - 144A	6.500	12/1/2020	1,345,500
5,000,000	Trident TPI Holdings, Inc. - 144A	9.250	8/1/2024	4,862,500
				23,739,073
	PHARMACEUTICALS - 1.8%
1,100,000	Bausch Health Americas, Inc. - 144A	8.500	1/31/2027	1,237,170
500,000	Bausch Health Americas, Inc. - 144A	9.250	4/1/2026	566,885
2,000,000	Bausch Health Cos, Inc. - 144A	6.125	4/15/2025	2,081,250
800,000	Bausch Health Cos, Inc. - 144A	7.000	3/15/2024	838,940
100,000	Bausch Health Cos, Inc. - 144A	7.000	1/15/2028	108,125
250,000	Bausch Health Cos, Inc. - 144A	7.250	5/30/2029	275,937
900,000	Bausch Health Cos, Inc. - 144A	9.000	12/15/2025	1,013,805
5,000,000	Bristol-Myers Squibb Co., 3 mo. LIBOR + 0.200% - 144A **	2.368	11/16/2020	5,003,481
8,000,000	CVS Health Corp., 3 mo. LIBOR + 0.720% **	2.822	3/9/2021	8,046,286
10,000,000	Cigna Corp., 3 mo. LIBOR + 0.350% - 144A **	2.489	3/17/2020	10,004,218
46,623,000	Cigna Corp., 3 mo. LIBOR + 0.650% - 144A **	2.789	9/17/2021	46,630,674
600,000	Elanco Animal Health, Inc.	4.900	8/28/2028	652,884
900,000	Endo Dac / Endo Finance LLC / Endo Finco, Inc. - 144A	6.000	2/1/2025	578,250
6,350,000	Express Scripts Holding Co., 3 mo. LIBOR + 0.750% **	2.874	11/30/2020	6,350,581
250,000	Horizon Pharma USA, Inc. - 144A	5.500	8/1/2027	261,563
1,200,000	Mallinckrodt International Finance SA / Mallinckrodt CB LLC	4.750	4/15/2023	378,000
900,000	Par Pharmaceutical, Inc. - 144A	7.500	4/1/2027	857,250
1,500,000	Teva Pharmaceutical Finance Netherlands III BV	2.200	7/21/2021	1,427,655
1,400,000	Teva Pharmaceutical Finance Netherlands III BV	2.800	7/21/2023	1,214,500
1,500,000	Teva Pharmaceutical Finance Netherlands III BV	3.150	10/1/2026	1,132,500
500,000	Teva Pharmaceutical Finance Netherlands III BV (a)	6.000	4/15/2024	471,250
600,000	Teva Pharmaceutical Finance Netherlands III BV (a)	6.750	3/1/2028	540,521
				89,671,725
	PIPELINES - 1.8%
3,000,000	Antero Midstream Partners LP / Antero Midstream Finance Corp. - 144A	5.750	1/15/2028	2,280,000
1,000,000	Blue Racer Midstream LLC / Blue Racer Finance Corp. - 144A	6.125	11/15/2022	987,500
400,000	Buckeye Partners LP, 3 mo. LIBOR + 4.020% **	6.375	1/22/2078	294,000
1,000,000	Cheniere Corpus Christi Holdings LLC	5.125	6/30/2027	1,080,000
900,000	Cheniere Corpus Christi Holdings LLC	5.875	3/31/2025	1,000,206
800,000	Cheniere Corpus Christi Holdings LLC	7.000	6/30/2024	922,064
2,000,000	Cheniere Energy Partners LP - 144A	4.500	10/1/2029	2,042,500
600,000	Cheniere Energy Partners LP	5.250	10/1/2025	623,250
900,000	Cheniere Energy Partners LP	5.625	10/1/2026	955,125
4,000,000	Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp. - 144A	5.625	5/1/2027	4,040,080
500,000	DCP Midstream Operating LP	5.125	5/15/2029	507,760
500,000	DCP Midstream Operating LP	5.375	7/15/2025	527,025
400,000	DCP Midstream Operating LP, 3 mo. LIBOR + 3.850% - 144A **	5.850	5/21/2043	360,000
500,000	EnLink Midstream Partners LP (a)	4.400	4/1/2024	470,625
600,000	Genesis Energy LP / Genesis Energy Finance Corp.	6.250	5/15/2026	558,000
1,200,000	Genesis Energy LP / Genesis Energy Finance Corp.	6.750	8/1/2022	1,210,500
2,100,000	Global Partners LP / GLP Finance Corp. - 144A	7.000	8/1/2027	2,189,607
16,501,000	Kinder Morgan Energy Partners LP	6.500	4/1/2020	16,789,014
45,000,000	MPLX LP, 3 mo. LIBOR + 0.900% **	3.002	9/9/2021	45,186,513
1,300,000	NGL Energy Partners LP / NGL Energy Finance Corp.	7.500	11/1/2023	1,301,651
1,000,000	NGL Energy Partners LP / NGL Energy Finance Corp. - 144A	7.500	4/15/2026	959,710
700,000	NuStar Logistics LP	6.000	6/1/2026	751,590
500,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp.	5.000	1/15/2028	496,250
300,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp.	5.375	2/1/2027	308,625
400,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp.	5.875	4/15/2026	419,040
800,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp. - 144A	6.500	7/15/2027	858,016
500,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp. - 144A	6.875	1/15/2029	541,875
				87,660,526

The accompanying notes are an integral part of these financial statements.

Navigator Tactical Fixed Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2019

		Coupon Rate
Principal Amount ($)		(%)	Maturity	Value
	CORPORATE BONDS - 59.0% (continued)
	REAL ESTATE - 0.1%
400,000	Howard Hughes Corp. - 144A	5.375	3/15/2025	$417,500
1,500,000	Kennedy-Wilson, Inc.	5.875	4/1/2024	1,560,000
600,000	Realogy Group LLC / Realogy Co-Issuer Corp. - 144A (a)	4.875	6/1/2023	586,560
500,000	Realogy Group LLC / Realogy Co-Issuer Corp. - 144A	9.375	4/1/2027	493,750
				3,057,810
	REITS - 0.3%
700,000	Brookfield Property REIT, Inc. / BPR Cumulus LLC / BRP Nimbus LLC / GGSI Sellco LLC - 144A	5.750	5/15/2026	733,250
400,000	CyrusOne LP / CyrusOne Finance Corp. - 144A	5.000	3/15/2024	413,000
500,000	ESH Hospitality, Inc. - 144A	5.250	5/1/2025	516,875
900,000	Equinix, Inc.	5.375	4/1/2023	920,430
1,500,000	HAT Holdings I LLC / HAT Holdings II LLC - 144A	5.250	7/15/2024	1,580,625
500,000	iStar, Inc.	4.750	10/1/2024	516,875
300,000	iStar, Inc.	5.250	9/15/2022	307,875
600,000	Iron Mountain, Inc. - 144A	4.375	6/1/2021	608,250
1,500,000	Iron Mountain, Inc. - 144A	4.875	9/15/2029	1,539,375
600,000	Iron Mountain, Inc. - 144A	5.250	3/15/2028	633,000
670,000	Iron Mountain, Inc.	5.750	8/15/2024	677,538
800,000	Iron Mountain, Inc.	6.000	8/15/2023	819,000
600,000	MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc.	5.625	5/1/2024	663,000
500,000	MPT Operating Partnership LP / MPT Finance Corp.	4.625	8/1/2029	522,508
836,000	MPT Operating Partnership LP / MPT Finance Corp.	5.000	10/15/2027	881,980
600,000	MPT Operating Partnership LP / MPT Finance Corp.	6.375	3/1/2024	627,000
500,000	SBA Communications Corp.	4.000	10/1/2022	512,575
600,000	SBA Communications Corp.	4.875	9/1/2024	625,500
700,000	Starwood Property Trust, Inc.	3.625	2/1/2021	707,000
300,000	Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC - 144A (a)	7.125	12/15/2024	249,750
700,000	Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC (a)	8.250	10/15/2023	602,000
300,000	Washington Prime Group LP (a)	6.450	8/15/2024	289,500
				14,946,906
	RETAIL - 0.8%
2,000,000	1011778 BC ULC / New Red Finance, Inc. - 144A	3.875	1/15/2028	2,015,600
900,000	1011778 BC ULC / New Red Finance, Inc. - 144A	4.250	5/15/2024	925,875
1,700,000	1011778 BC ULC / New Red Finance, Inc. - 144A	5.000	10/15/2025	1,746,750
500,000	Beacon Roofing Supply, Inc. - 144A (a)	4.500	11/15/2026	510,625
1,200,000	Beacon Roofing Supply, Inc. - 144A	4.875	11/1/2025	1,183,560
700,000	Golden Nugget, Inc. - 144A	6.750	10/15/2024	722,820
2,400,000	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC - 144A	5.000	6/1/2024	2,496,000
700,000	L Brands, Inc.	7.500	6/15/2029	696,290
1,000,000	Murphy Oil U.S.A, Inc.	4.750	9/15/2029	1,046,250
900,000	Neiman Marcus Group Ltd. LLC / Neiman Marcus Group LLC / Mariposa Borrower / NMG - 144A	8.750	10/25/2024	247,500
1,200,000	PetSmart, Inc. - 144A	7.125	3/15/2023	1,116,000
534,000	PetSmart, Inc. - 144A (a)	8.875	6/1/2025	504,630
400,000	QVC, Inc.	4.850	4/1/2024	423,368
1,100,000	Staples, Inc. - 144A	7.500	4/15/2026	1,146,970
600,000	Staples, Inc. - 144A	10.750	4/15/2027	625,500
25,000,000	Walgreens Boots Alliance, Inc.	2.700	11/18/2019	25,005,554
250,000	Yum! Brands, Inc. - 144A	4.750	1/15/2030	262,812
				40,676,104
	SEMICONDUCTORS - 0.3%
5,000,000	Broadcom Corp. / Broadcom Cayman Finance Ltd.	2.375	1/15/2020	5,001,847
10,000,000	Broadcom, Inc. - 144A	3.125	4/15/2021	10,120,279
500,000	Quorvo, Inc. - 144A	4.375	10/15/2029	503,750
984,000	Sensata Technologies U.K. Financing Co. PLC - 144A	6.250	2/15/2026	1,057,185
				16,683,061
	SOFTWARE - 0.7%
9,045,000	CA, Inc.	5.375	12/1/2019	9,066,443
700,000	CDK Global, Inc.	4.875	6/1/2027	741,125
500,000	CDK Global, Inc.	5.000	10/15/2024	542,000
400,000	CDK Global, Inc.	5.875	6/15/2026	429,500
600,000	Change Healthcare Holdings LLC / Change Healthcare Finance, Inc. - 144A	5.750	3/1/2025	616,170
400,000	Dun & Bradstreet Corp. - 144A	10.250	2/15/2027	440,008
900,000	IQVIA, Inc. - 144A	5.000	10/15/2026	952,875
1,000,000	IQVIA, Inc. - 144A	5.000	5/15/2027	1,062,500
800,000	Infor U.S., Inc.	6.500	5/15/2022	814,000
400,000	MSCI, Inc. - 144A	5.250	11/15/2024	413,000
700,000	Open Text Corp. - 144A	5.875	6/1/2026	748,125
870,000	Rackspace Hosting, Inc. - 144A (a)	8.625	11/15/2024	800,400
1,100,000	SS&C Technologies, Inc. - 144A	5.500	9/30/2027	1,179,063
1,100,000	Solera LLC / Solera Finance, Inc. - 144A	10.500	3/1/2024	1,156,375
14,759,000	VMware, Inc.	2.300	8/21/2020	14,783,065
600,000	Veritas U.S., Inc. / Veritas Bermuda Ltd. - 144A (a)	10.500	2/1/2024	570,000
				34,314,649

The accompanying notes are an integral part of these financial statements.

Navigator Tactical Fixed Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2019

		Coupon Rate
Principal Amount ($)		(%)	Maturity	Value
	CORPORATE BONDS - 59.0% (continued)
	TELECOMMUNICATIONS - 2.5%
1,500,000	Altice France SA/France - 144A	5.500	1/15/2028	$1,531,875
2,700,000	Altice France SA/France - 144A	7.375	5/1/2026	2,898,032
1,200,000	Altice France SA/France - 144A	8.125	2/1/2027	1,333,500
70,000,000	BellSouth LLC - 144A	4.266	4/26/2020	70,088,900
500,000	CenturyLink, Inc. (a)	5.625	4/1/2025	528,175
714,000	CenturyLink, Inc.	5.800	3/15/2022	757,732
800,000	CenturyLink, Inc. (a)	7.500	4/1/2024	910,000
500,000	Cincinnati Bell, Inc. - 144A (a)	7.000	7/15/2024	453,750
400,000	CommScope, Inc. - 144A	5.500	3/1/2024	407,400
700,000	CommScope, Inc. - 144A	6.000	3/1/2026	722,750
700,000	CommScope, Inc. - 144A	8.250	3/1/2027	665,686
1,000,000	CommScope Technologies LLC - 144A	6.000	6/15/2025	893,450
1,000,000	Connect Finco SARL / Connect US Finco LLC - 144A	6.750	10/1/2026	1,040,000
1,100,000	Frontier Communications Corp.	6.875	1/15/2025	496,375
1,300,000	Frontier Communications Corp.	7.625	4/15/2024	589,875
500,000	Frontier Communications Corp. - 144A	8.000	4/1/2027	526,250
600,000	Frontier Communications Corp. - 144A	8.500	4/1/2026	603,000
1,900,000	Frontier Communications Corp.	11.000	9/15/2025	895,375
600,000	Gogo Intermediate Holdings LLC / Gogo Finance Co., Inc. - 144A	9.875	5/1/2024	633,000
700,000	Hughes Satellite Systems Corp.	6.625	8/1/2026	759,500
1,400,000	Inmarsat Finance PLC - 144A	4.875	5/15/2022	1,421,000
400,000	Inmarsat Finance PLC - 144A (a)	6.500	10/1/2024	420,800
1,200,000	Intelsat Connect Finance SA - 144A	9.500	2/15/2023	1,119,120
1,300,000	Intelsat Jackson Holdings SA - 144A	9.750	7/15/2025	1,355,484
1,500,000	Intelsat Jackson Holdings SA - 144A	8.500	10/15/2024	1,515,300
340,000	Level 3 Financing, Inc.	5.125	5/1/2023	345,525
500,000	Level 3 Financing, Inc.	5.375	5/1/2025	518,125
3,000,000	Level 3 Financing, Inc. - 144A	4.625	9/15/2027	3,060,000
7,500,000	Nokia OYJ (a)	4.375	6/12/2027	7,657,500
622,000	Qwest Corp.	6.750	12/1/2021	671,552
500,000	Sable International Finance Ltd. - 144A	5.750	9/7/2027	521,875
700,000	Sprint Communications, Inc.	7.000	8/15/2020	722,869
1,200,000	Sprint Communications, Inc.	6.000	11/15/2022	1,272,000
868,000	Sprint Corp.	7.250	9/15/2021	928,378
2,300,000	Sprint Corp.	7.875	9/15/2023	2,544,375
1,290,000	Sprint Corp.	7.125	6/15/2024	1,402,875
800,000	Sprint Corp.	7.625	2/15/2025	881,000
700,000	Sprint Corp.	7.625	3/1/2026	776,125
900,000	Telecom Italia SpA/Milano - 144A	5.303	5/30/2024	966,375
1,100,000	Telefonaktiebolaget LM Ericsson	4.125	5/15/2022	1,142,735
600,000	T-Mobile USA, Inc.	6.000	3/1/2023	613,500
900,000	T-Mobile USA, Inc.	6.500	1/15/2026	965,340
1,000,000	T-Mobile USA, Inc.	6.000	4/15/2024	1,040,000
700,000	T-Mobile USA, Inc.	4.500	2/1/2026	724,500
800,000	T-Mobile USA, Inc. (a)	4.750	2/1/2028	846,000
500,000	ViaSat, Inc. - 144A	5.625	9/15/2025	509,225
800,000	West Corp. - 144A (a)	8.500	10/15/2025	608,000
				121,284,203
	TOYS/GAMES/HOBBIES - 0.0%
900,000	Mattel, Inc. - 144A	6.750	12/31/2025	941,625

	TRANSPORTATION - 0.0%
1,900,000	Navios Maritime Holdings, Inc. / Navios Maritime Finance II U.S., Inc. - 144A	7.375	1/15/2022	1,111,500

	TOTAL CORPORATE BONDS (Cost - $2,890,493,720)			2,906,972,542

	MUNICIPAL BONDS & NOTES - 7.0%
	ARIZONA - 0.2%
8,140,000	Northern Arizona University	6.687	6/1/2039	8,349,279

	CALIFORNIA - 0.7%
10,000,000	Los Angeles Department of Water & Power Systems Revenue	7.000	7/1/2041	10,804,100
10,350,000	Metropolitan Water District of Southern California	6.947	7/1/2040	10,692,119
5,965,000	San Diego Unified School District	4.000	7/1/2045	6,529,498
5,385,000	State of California	7.700	11/1/2030	5,691,460
				33,717,177
	COLORADO - 0.5%
20,000,000	Regional Transportation District Sales Tax Revenue	5.000	11/1/2046	23,714,300

	FLORIDA - 0.1%
4,000,000	County of Miami-Dade FL	5.000	7/1/2045	4,673,580

	ILLINOIS - 0.0%
2,000,000	State of Illinois	5.727	4/1/2020	2,024,880

The accompanying notes are an integral part of these financial statements.

Navigator Tactical Fixed Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2019

		Coupon Rate
Principal Amount ($)		(%)	Maturity	Value
	MUNICIPAL BONDS & NOTES - 7.0% (continued)
	LOUISIANA - 0.1%
3,500,000	East Baton Rouge Sewerage Commission	6.087	2/1/2045	$3,536,453

	MASSACHUSETTS - 1.1%
12,900,000	Massachusetts School Building Authority	5.000	11/15/2046	15,372,801
33,000,000	Massachusetts School Building Authority	5.000	2/15/2049	38,640,525
				54,013,326
	MISSOURI - 0.5%
22,390,000	Metropolitan St. Louis Sewer District	5.000	5/1/2047	26,767,133

	NORTH CAROLINA - 0.5%
4,020,000	City of Winston-Salem NC Water & Sewer System Revenue	5.294	6/1/2034	4,098,370
21,770,000	North Carolina Capital Facilities Finance Agency	5.000	10/1/2044	26,044,866
				30,143,236
	NEW YORK - 2.7%
4,390,000	City of New York	6.246	6/1/2035	4,494,394
14,000,000	Metropolitan Transportation Authority	5.000	11/15/2045	15,938,580
11,095,000	New York City Transitional Finance Authority Future Tax Secured Revenue	5.000	8/1/2045	13,283,988
10,000,000	New York City Transitional Finance Authority Future Tax Secured Revenue	5.508	8/1/2037	12,979,650
13,295,000	New York City Transitional Finance Authority Future Tax Secured Revenue	6.267	8/1/2039	13,337,744
20,625,000	New York City Water & Sewer System	5.790	6/15/2041	21,128,456
7,500,000	New York City Water & Sewer System	6.124	6/15/2042	7,697,138
20,585,000	New York City Water & Sewer System	6.282	6/15/2042	21,586,769
18,245,000	New York State Urban Development Corp	3.900	3/15/2033	19,934,213
				130,380,932
	OHIO- 0.3%
13,000,000	American Municipal Power, Inc.	6.553	2/15/2039	13,172,575

	PENNSYLVANIA - 0.1%
3,675,000	Dauphin County General Authority	5.000	6/1/2042	3,939,600

	TEXAS - 0.2%
9,000,000	Dallas Area Rapid Transit	5.000	12/1/2048	10,487,385

	TOTAL MUNICIPAL BONDS & NOTES (Cost - $340,419,794)			344,919,856

	U.S. TREASURY OBLIGATIONS - 10.5%
125,000,000	United States Treasury Bill	0.000	11/5/2019	124,978,472
110,000,000	United States Treasury Bill	0.000	11/7/2019	109,970,902
110,000,000	United States Treasury Bill	0.000	11/12/2019	109,944,457
155,000,000	United States Treasury Bill (c)	0.000	1/16/2020	154,499,350
13,233,000	United States Treasury Notes	1.750	7/31/2024	13,368,690
5,000,000	United States Treasury Notes	2.375	5/15/2029	5,302,734
700,000	United States Treasury Notes	3.000	2/15/2049	825,440
	TOTAL U.S. TREASURY OBLIGATIONS (Cost - $518,555,404)			518,890,045

	SHORT-TERM INVESTMENTS - 16.4%
	CERTIFICATES OF DEPOSITS - 0.8%
	BANKS - 0.8%
40,000,000	Toronto-Dominion Bank, New York, SOFR + 0.420% **	2.240	9/30/2020	40,002,262
	TOTAL CERTIFICATES OF DEPOSITS (Cost - $40,000,000)

	COMMERCIAL PAPER - 0.4%
	AUTO MANUFACTURERS - 0.4%
20,000,000	Ford Motor Credit Co.	0.000	3/24/2020	19,784,030
	TOTAL COMMERCIAL PAPER (Cost $19,712,000)

Shares
	MONEY MARKET FUNDS - 15.2%
263,274,803	Dreyfus Cash Management - Institutional Shares, 1.96% +			263,380,062
124,956,513	Federated Institutional Prime Obligations Fund - IS Class, 1.93% +			125,006,496
119,935,029	Goldman Sachs Financial Square Money Market Fund - FST Shares, 1.96% +			120,006,991
129,966,890	JPMorgan Prime Money Market Fund - Capital Shares, 1.93% +			130,005,880
109,908,059	Morgan Stanley Institutional Liquidity Funds - Prime Portfolio - Institutional Class, 1.95% +			109,995,985
	TOTAL MONEY MARKET FUNDS (Cost - $748,222,835)			748,395,414

	TOTAL SHORT-TERM INVESTMENTS (Cost - $807,934,835)			808,181,706

The accompanying notes are an integral part of these financial statements.

Navigator Tactical Fixed Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2019

Contracts ^		Strike Price	Expiration	Notional Amount	Value
	OPTIONS PURCHASED* - 0.1%
	PUT OPTIONS PURCHASED - 0.1%
20,000	10-Year U.S. Treasury Note Futures	$127.00	December-19	$2,540,000,000	$312,500
6,000	10-Year U.S. Treasury Note Futures	132.00	March-20	792,000,000	3,750,000
	TOTAL OPTIONS PURCHASED (Cost $4,890,630)				4,062,500

	COLLATERAL FOR SECURITIES LOANED - 0.7%
34,686,159	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Insitutional Shares, 1.72% + (b)				34,686,159
	TOTAL COLLATERAL FOR SECURITIES LOANED (Cost - $34,686,159)

	TOTAL INVESTMENTS - 98.6% (Cost - $4,834,252,347)				$4,854,689,287
	OTHER ASSETS LESS LIABILITIES - 1.4%				69,084,252
	NET ASSETS - 100.0%				$4,923,773,539

ETF - Exchange-Traded Fund

LIBOR - London Interbank Offered Rate

LLC - Limited Liability Company

PLC - Public Limited Company

SOFR - Secured Overnight Financing Rate

*	Non-income producing.

**	Variable rate security. Interest rate is as of October 31, 2019.

#	Affiliated Security.

^	Each option contract allows the Fund to sell 1 underlying futures contract.

+	Money market fund; interest rate reflects seven-day effective yield on October 31, 2019.

144A - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The aggregate value of such securities is $971,923,032 or 19.7% of net assets.

(a)	All or a portion of the security is on loan. Total loaned securities had a value of $63,988,820 at October 31, 2019.

(b)	Security purchased with cash proceeds of securities lending collateral. Non-cash collateral amounted to $39,350,167.

(c)	All or a portion of security segregated as collateral for open swap contacts.

FUTURES CONTRACTS
				Unrealized
			Notional Value at	Appreciation /
Number of Contracts	Open Long Future Contracts	Expiration	October 31, 2019	(Depreciation)
2,000	5-Year U.S. Treasury Note Futures	December-19	$238,406,000	$(685,944)
960	S&P 500 E-Mini Futures	December-19	145,718,400	952,475
	TOTAL LONG FUTURE CONTRACTS			$266,531

			Notional Value at	Unrealized
Number of Contracts	Open Short Future Contracts	Expiration	October 31, 2019	Depreciation
(2,250)	10-Year U.S. Treasury Note Futures	December-19	$(293,167,575)	$(1,302,700)

	TOTAL FUTURES CONTRACTS			$(1,036,169)

TOTAL RETURN SWAPS

Notional Amount at	Number of		Interest Rate			Unrealized
October 31, 2019	Shares	Reference Entity	Payable (1)	Termination Date	Counterparty	Depreciation
$298,521,540	3,438,000	iShare iBoxx High Yield Corporate Bond ETF	1 Mth USD LIBOR	12/20/2019	GS	$(319,617)
198,659,528	1,836,040	SPDR Bloomberg Barclays High Yield Bond ETF	1 Mth USD LIBOR	12/20/2019	GS	(185,301)
						$(504,918)

GS - Goldman Sachs International

(1)	Interest rate is based upon predetermined notional amounts, which may be a multiple of the number of shares plus a specified spread.

OPEN CREDIT DEFAULT SWAP AGREEMENTS (3)
OPEN CREDIT DEFAULT SWAP AGREEMENTS - BUY PROTECTION (1)
			Interest Rate	Notional Value at		Upfront Premiums	Unrealized
Reference Entity	Counterparty	Termination Date	Receivable	October 31, 2019	Fair Value	Received	Depreciation
General Electric
Company	GS	6/20/2020	1.00%	$28,000,000	$(158,667)	$(35,295)	$(123,372)

OPEN CREDIT DEFAULT SWAP AGREEMENTS - SELL PROTECTION (2)

			Interest Rate	Notional Value at		Upfront Premiums	Unrealized
Reference Entity	Counterparty	Termination Date	Payable	October 31, 2019	Fair Value	Paid	Appreciation
CDX North American
High Yield Series 33	GS	12/21/2024	5.00%	$2,195,000,000	$170,550,037	$148,488,952	$22,061,085
CDX North American
High Yield Series 33	MS	12/21/2024	5.00%	100,000,000	7,769,933	7,071,832	698,101
					$178,319,970	$155,560,784	$22,759,186

TOTAL OPEN CREDIT DEFAULT SWAP					$178,161,303	$155,525,489	$22,635,814

TOTAL SWAP APPRECIATION							$22,130,896	(4)

GS - Goldman Sachs

MS - Morgan Stanley

(1)	For centrally cleared swaps, when a credit event occurs as defined under the terms of the swap contract, the Fund as a buyer of credit protection will either (i) receive a net amount equal to the par value of the defaulted reference entity and receive the reference entity or (ii) receive a net amount equal to the par value of the defaulted reference entity less its recovery value.

(2)	For centrally cleared swaps, when a credit event occurs as defined under the terms of the swap contract, the Fund as a seller of credit protection will either (i) pay a net amount equal to the par value of the defaulted reference entity and deliver the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value.

(3)	For centrally cleared swaps, the notional amounts represent the maximum potential the Fund may pay/receive as a seller/buyer of credit protection if a credit event occurs, as defined under the terms of the swap contract, for each security included in the reference entity.

(4)	Net unrealized appreciation includes purchased interest of $3,891,667.

The accompanying notes are an integral part of these financial statements.

Navigator Ultra Short Bond Fund
PORTFOLIO OF INVESTMENTS
October 31, 2019

Principal Amount ($)		Coupon Rate (%)	Maturity	Value
	CORPORATE BONDS - 95.8%
	AEROSPACE/DEFENSE- 1.7%
1,378,000	United Technologies Corp., 3 mo. LIBOR + 0.650% **	2.818	8/16/2021	$1,378,273

	AIRLINES - 3.0%
2,500,000	Delta Air Lines, Inc.	2.875	3/13/2020	2,506,184

	AUTO MANUFACTURERS - 17.5%
1,500,000	American Honda Finance Corp., 3 mo. LIBOR + 0.350% **	2.488	6/11/2021	1,503,931
2,500,000	BMW US Capital LLC, 3 mo. LIBOR + 0.410% - 144A **	2.411	4/12/2021	2,504,566
1,000,000	Daimler Finance North America LLC, 3 mo. LIBOR + 0.550% - 144A **	2.837	5/4/2021	1,000,540
1,000,000	Daimler Finance North America LLC, 3 mo. LIBOR + 0.900% - 144A **	3.058	2/15/2022	1,006,743
2,350,000	Ford Motor Credit Co. LLC, 3 mo. LIBOR + 1.000% **	3.012	1/9/2020	2,352,117
2,500,000	General Motors Financial Co., Inc., 3 mo. LIBOR + 0.930% **	2.916	4/13/2020	2,505,415
500,000	Hyundai Capitla America, 3 mo. LIBOR + 0.940% - 144A **	2.967	7/8/2021	501,031
1,680,000	Volkswagen Group of America Finance LLC, 3 mo. LIBOR + 0.770% - 144A **	2.946	11/13/2020	1,687,179
1,500,000	Volkswagen Group of America Finance LLC, 3 mo. LIBOR + 0.860% - 144A **	2.972	9/24/2021	1,508,105
				14,569,627
	BANKS - 18.7%
2,000,000	Bank of America Corp., 3 mo. LIBOR + 0.660% **	2.626	7/21/2021	2,006,274
1,000,000	Barclays Bank PLC, 3 mo. LIBOR + 0.400% **	2.552	8/21/2020	997,000
2,950,000	Citibank NA, SOFR + 0.600% **	2.420	3/13/2021	2,954,655
1,000,000	Goldman Sachs Bank USA, SOFR + 0.600% **	2.648	5/24/2021	1,001,094
2,274,000	Goldman Sachs Group, Inc., 3 mo. LIBOR + 1.360% **	3.300	4/23/2021	2,305,453
2,000,000	Regions Bank, 3 mo. LIBOR + 0.500% **	2.676	8/13/2021	2,002,027
2,000,000	Synchrony Bank, 3 mo. LIBOR + 0.625% **	2.729	3/30/2020	2,001,963
2,250,000	Toronto-Dominion Bank, 3 mo. LIBOR + 0.300% **	2.700	7/30/2021	2,245,609
				15,514,075
	BUILDING MATERIALS - 3.5%
1,534,000	Martin Marietta Materials, Inc., 3 mo. LIBOR + 0.650% **	2.800	5/22/2020	1,536,651
1,410,000	Vulcan Materials Co., 3 mo. LIBOR + 0.600% **	2.719	6/15/2020	1,411,446
				2,948,097
	COMPUTERS - 1.8%
1,500,000	Hewlett Packard Enterprise Co., 3 mo. LIBOR + 0.680% **	2.807	3/12/2021	1,506,023

	DIVERSIFIED FINANCIAL SERVICES - 2.4%
2,000,000	Capital One Financial Corp., 3 mo. LIBOR + 0.450% **	2.386	10/30/2020	2,003,885

	ELECTRIC - 3.0%
2,476,000	Sempra Energy, 3 mo. LIBOR + 0.500% **	2.501	1/15/2021	2,474,844

	ELECTRICAL COMPONENTS & EQUIPMENT - 1.2%
1,000,000	Molex Electronic Technologies LLC - 144A	2.878	4/15/2020	1,002,194

	FOOD - 8.7%
1,000,000	Campbell Soup Co., 3 mo. LIBOR + 0.500% **	2.618	3/16/2020	1,000,950
1,380,000	Campbell Soup Co., 3 mo. LIBOR + 0.630% **	2.748	3/15/2021	1,383,377
840,000	Conagra Brands, Inc., 3 mo. LIBOR + 0.500% **	2.512	10/9/2020	841,363
2,768,000	General Mills, Inc., 3 mo. LIBOR + 0.540% **	2.541	4/16/2021	2,776,252
756,000	Kraft Heinz Foods Co., 3 mo. LIBOR + 0.570% **	2.751	2/10/2021	755,466
500,000	Tyson Foods, Inc., 3 mo. LIBOR + 0.450% **	2.602	8/21/2020	500,588
				7,257,996
	INSURANCE - 6.5%
175,000	Assurant, Inc., 3 mo. LIBOR + 1.250% **	3.363	3/26/2021	175,014
1,750,000	Jackson National Life Global Funding, SOFR + 0.500% - 144A **	2.310	5/27/2021	1,749,038
2,750,000	Metropolitan Life Global Funding I, SOFR + 0.500% - 144A **	2.310	5/28/2021	2,756,713
740,000	Metropolitan Life Global Funding I, SOFR + 0.570% - 144A **	2.390	9/7/2020	741,913
				5,422,678
	MISCELLANEOUS MANUFACTURING - 3.0%
2,500,000	Textron, Inc., 3 mo. LIBOR + 0.550% **	2.731	11/10/2020	2,499,895

	PHARMACEUTICALS - 5.4%
2,515,000	Cigna Corp., 3 mo. LIBOR + 0.650% **	2.789	9/17/2021	2,515,414
2,000,000	CVS Health Corp., 3 mo. LIBOR + 0.720% **	2.822	3/9/2021	2,011,572
				4,526,986

The accompanying notes are an integral part of these financial statements.

Navigator Ultra Short Bond Fund
PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2019

Principal Amount ($)		Coupon Rate (%)	Maturity	Value
	CORPORATE BONDS - 95.8% (continued)
	PIPELINES - 10.1%
2,400,000	Enbridge, Inc., 3 mo. LIBOR + 0.400% **	2.410	1/10/2020	$2,401,362
1,235,000	Kinder Morgan Energy Partners LP	6.500	4/1/2020	1,256,556
1,500,000	MPLX LP, 3 mo. LIBOR + 0.900% **	3.002	9/9/2021	1,506,217
2,230,000	Spectra Energy Partners LP, 3 mo. LIBOR + 0.700% **	2.827	6/5/2020	2,234,503
1,000,000	Williams Cos, Inc.	5.250	3/15/2020	1,011,201
				8,409,839
	REITS - 1.2%
1,000,000	AvalonBay Communities, Inc., 3 mo. LIBOR + 0.430% **	2.431	1/15/2021	999,778

	RETAIL - 2.5%
2,068,000	Dollar Tree, Inc., 3 mo. LIBOR + 0.700% **	2.702	4/17/2020	2,068,322

	SEMICONDUCTORS - 2.0%
1,626,000	Broadcom Corp. / Broadcom Cayman Financial Ltd.	2.375	1/15/2020	1,626,601

	TELECOMMUNICATIONS - 3.6%
3,000,000	BellSouth LLC - 144A	4.266	4/26/2020	3,003,810

	TOTAL CORPORATE BONDS (Cost - $79,600,955)			79,719,107

	MUNICIPAL BONDS & NOTES - 1.2%
	ILLINOIS - 1.2%
1,000,000	State of Illinois	5.727	4/1/2020	1,012,440
	TOTAL MUNICIPAL BONDS & NOTES (Cost - $1,010,765)

Shares
	SHORT-TERM INVESTMENTS - 2.6%
	MONEY MARKET FUND - 2.6%
2,143,187	Dreyfus Cash Management - Institutional Shares, 1.96% +			2,144,044
	TOTAL SHORT TERM INVESTMENTS (Cost - $2,143,756)

	TOTAL INVESTMENTS - 99.6% (Cost - $82,755,476)			$82,875,591
	OTHER ASSETS LESS LIABILITIES - 0.4%			295,323
	NET ASSETS - 100.0%			$83,170,914

LIBOR - London Interbank Offered Rate

LLC - Limited Liability Company

LP - Limited Partner

PLC - Public Limited Company

SOFR - Secured Overnight Financing Rate

**	Variable rate security. Interest rate is as of October 31, 2019.

+	Money market fund; interest rate reflects seven-day effective yield on October 31, 2019.

144A - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The aggregate value of such securities is $17,461,832 or 21.0% of net assets.

The accompanying notes are an integral part of these financial statements.

Navigator Funds
STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2019

			Navigator	Navigator
	Navigator		Duration	Sentry
	Equity Hedged		Neutral Bond	Managed
	Fund		Fund	Volatility Fund
Assets:
Investments in Securities at Cost (including affiliated securities of $4,812,418, $0 and $0, respectively)	$40,815,560		$57,461,283	$10,885,474
Investments in Securities at Value (including affiliated securities of $2,422,598, $0 and $0, respectively)	$39,598,989	(a)	$58,477,623	$10,815,210
Deposits with Broker	3,234		—	—
Deposits with Broker for Futures Contracts	—		1,503,527	—
Deposits with Broker for Option Contracts	—		—	438,044
Receivable for Fund Shares Sold	2,232		29,145	—
Dividends and Interest Receivable	6,432		746,986	13,194
Due from Investment Advisor	—		—	4,879
Unrealized Appreciation on Futures Contracts	—		452,719	—
Prepaid Expenses and Other Assets	39,009		23,213	3,173
Total Assets	39,649,896		61,233,213	11,274,500

Liabilities:
Collateral on Securities Loaned	6,386,996		—	—
Option Contracts Written at Value (premiums received of $0, $0 and $1,802,893 respectively)	—		—	1,726,500
Payable for Securities Purchased	—		1,203,900	—
Payable for Fund Shares Redeemed	36,042		9,473	11,694
Accrued Advisory Fees	13,128		27,168	—
Accrued Distribution Fees	449		221	26
Payable to Related Parties	3,051		4,067	3,009
Accrued Expenses and Other Liabilities	37,922		23,328	28,041
Total Liabilities	6,477,588		1,268,157	1,769,270

Net Assets	$33,172,308		$59,965,056	$9,505,230

Composition of Net Assets:
At October 31, 2019, Net Assets consisted of:
Paid-in-Capital	$36,984,464		$60,563,051	$56,326,839
Accumulated Losses	(3,812,156)		(597,995)	(46,821,609)
Net Assets	$33,172,308		$59,965,056	$9,505,230

Net Asset Value Per Share
Class A Shares:
Net Assets	$745,051		$276,992	$118,019
Shares of beneficial interest outstanding (unlimited shares of no par beneficial interest authorized)	89,503		27,476	104,761
Net Asset Value (Net Assets ÷ Shares Outstanding) and Redemption Price Per Share	$8.32		$10.08	$1.13
Maximum Offering Price Per Share (Maximum sales charge of 5.50%, 3.75% and 3.75%, respectively)	$8.80		$10.47	$1.17

Class C Shares:
Net Assets	$343,273		$190,172	$1
Shares of beneficial interest outstanding (unlimited shares of no par beneficial interest authorized)	43,934		19,111	1
Net Asset Value (Net Assets ÷ Shares Outstanding), Offering and Redemption Price Per Share	$7.81		$9.95	$1.14	(b)

Class I Shares:
Net Assets	$32,083,984		$59,497,892	$9,387,210
Shares of beneficial interest outstanding (unlimited shares of no par beneficial interest authorized)	3,879,212		5,925,203	8,218,296
Net Asset Value (Net Assets ÷ Shares Outstanding), Offering and Redemption Price Per Share	$8.27		$10.04	$1.14

(a)	Includes loaned securities with a value of $12,211,627.

(b)	NAV does not recalculate due to rounding of net assets.

The accompanying notes are an integral part of these financial statements.

Navigator Funds
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
October 31, 2019

			Navigator Ultra
	Navigator Tactical		Short Bond
	Fixed Income Fund		Fund
Assets:
Investments in Securities at Cost (including affiliated securities of $119,989,239 and $0, respectively)	$4,834,252,347		$82,755,476
Investments in Securities at Value (including affiliated securities of $119,665,085 and $0 respectively)	$4,854,689,287	(a)	$82,875,591
Cash	6,512		—
Deposits with Broker for Futures Contracts	11,657,342		—
Cash Collateral for Swaps	7,000,000		—
Receivable for Securities Sold	47,831,465		—
Receivable for Fund Shares Sold	7,451,607		—
Dividends and Interest Receivable	27,887,968		334,187
Unrealized Appreciation on Swap Contracts	22,130,896		—
Premiums Paid for Swap Contracts	155,525,489		—
Unrealized Appreciation on Futures Contracts	952,475		—
Prepaid Expenses and Other Assets	147,708		22,691
Total Assets	5,135,280,749		83,232,469

Liabilities:
Collateral on Securities Loaned	34,686,159		—
Due to Broker for Swaps	124,746,467		—
Payable for Securities Purchased	41,990,458		—
Payable for Fund Shares Redeemed	3,991,857		—
Unrealized Depreciation on Futures Contracts	1,988,644		—
Accrued Advisory Fees	3,524,523		23,837
Accrued Distribution Fees	22,706		—
Payable to Related Parties	127,489		2,276
Accrued Expenses and Other Liabilities	428,907		35,442
Total Liabilities	211,507,210		61,555

Net Assets	$4,923,773,539		$83,170,914

Composition of Net Assets:
At October 31, 2019, Net Assets consisted of:
Paid-in-Capital	$4,887,372,430		$82,735,073
Accumulated Earnings	36,401,109		435,841
Net Assets	$4,923,773,539		$83,170,914

Net Asset Value Per Share
Class A Shares:
Net Assets	$56,467,098		$102
Shares of beneficial interest outstanding (unlimited shares of no par beneficial interest authorized)	5,516,413		10
Net Asset Value (Net Assets ÷ Shares Outstanding) and Redemption Price Per Share	$10.24		$10.24	(b)
Maximum Offering Price Per Share (Maximum sales charge of 3.75% and 3.75%, respectively)	$10.64		$10.64

Class C Shares:
Net Assets	$13,494,202
Shares of beneficial interest outstanding (unlimited shares of no par beneficial interest authorized)	1,314,194
Net Asset Value (Net Assets ÷ Shares Outstanding), Offering and Redemption Price Per Share	$10.27

Class I Shares:
Net Assets	$4,853,812,239		$83,170,812
Shares of beneficial interest outstanding (unlimited shares of no par beneficial interest authorized)	474,331,343		8,282,115
Net Asset Value (Net Assets ÷ Shares Outstanding), Offering and Redemption Price Per Share	$10.23		$10.04

(a)	Includes loaned securities with a value of $63,988,820.

(b)	NAV does not recalculate due to rounding of net assets.

The accompanying notes are an integral part of these financial statements.

Navigator Funds
STATEMENTS OF OPERATIONS
For the Year Ended October 31, 2019

			Navigator Sentry
	Navigator Equity	Navigator Duration	Managed
	Hedged Fund	Neutral Bond Fund	Volatility Fund
Investment Income:
Dividend Income (including income on affiliated securities of $0, $0 and $0, respectively)	$725,395	$200,899	$—
Interest Income	34,649	1,559,607	129,151
Securities Lending - net	88,759	1,830	—
Total Investment Income	848,803	1,762,336	129,151

Expenses:
Investment Advisory Fees	275,605	328,993	105,772
Distribution Fees:
Class A	1,861	1,072	90
Class C	3,661	1,986	—
Administration Fees	54,998	67,824	54,998
Registration & Filing Fees	48,001	26,999	22,999
Third Party Administrative Servicing Fees	25,702	19,880	8,382
Audit Fees	24,376	24,707	24,376
Transfer Agent Fees	19,828	19,310	19,629
Chief Compliance Officer Fees	19,702	21,009	15,202
Trustees’ Fees	12,001	12,569	12,001
Legal Fees	10,332	14,385	18,083
Custody Fees	6,001	8,079	2,198
Printing Expense	4,775	5,895	1,364
Insurance Expense	764	901	402
Interest Expense	—	—	360
Miscellaneous Expenses	4,512	2,673	5,171
Total Expenses	512,119	556,282	291,027
Less: Expense waived or fees reimbursed by Advisor for Affiliated Holdings	(13,263)	—	—
Less: Expense waived or fees reimbursed by the Advisor	(102,489)	—	(135,211)
Net Expenses	396,367	556,282	155,816
Net Investment Income (Loss)	452,436	1,206,054	(26,665)

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on:
Investments (including loss on affiliated securities of $0, $0 and $0, respectively)	(1,012,542)	1,801,931	(487,412)
Distribution of Realized Gains From Underlying Investment Companies	9,645	—	—
Securities Sold Short	—	—	(972,793)
Futures Contracts	—	(2,742,751)	—
Options Purchased	—	(164,207)	(32,082,119)
Options Written	—	—	29,991,985
	(1,002,897)	(1,105,027)	(3,550,339)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments (including loss on affiliated securities of $(964,936), $0 and $0, respectively)	1,441,997	2,393,195	—
Securities Sold Short	—	—	1,838
Futures Contracts	—	(616,660)	—
Options Purchased	—	(28,748)	(460,666)
Options Written	—	—	468,572
	1,441,997	1,747,787	9,744

Net Realized and Unrealized Gain (Loss) on Investments	439,100	642,760	(3,540,595)

Net Increase (Decrease) in Net Assets Resulting From Operations	$891,536	$1,848,814	$(3,567,260)

The accompanying notes are an integral part of these financial statements.

Navigator Funds
STATEMENTS OF OPERATIONS (Continued)
For the Year Ended October 31, 2019

	Navigator Tactical	Navigator Ultra
	Fixed Income Fund	Short Bond Fund *

Investment Income:
Dividend Income (including income on affiliated securities of $3,078,952 and $0, respectively)	$6,820,604	$—
Interest Income	136,016,386	1,882,794
Securities Lending - net	486,798	—
Total Investment Income	143,323,788	1,882,794

Expenses:
Investment Advisory Fees	35,941,676	188,921
Distribution Fees:
Class A	111,136	—
Class C	123,722	—
Third Party Administrative Servicing Fees	3,406,176	12,303
Administration Fees	968,603	50,828
Transfer Agent Fees	476,657	6,227
Printing Expense	289,447	10,439
Custody Fees	280,178	7,051
Chief Compliance Officer Fees	109,894	7,356
Insurance Expense	98,778	546
Registration & Filing Fees	94,425	25,213
Audit Fees	24,376	17,150
Legal Fees	23,618	20,922
Trustees’ Fees	14,212	7,181
Interest Expense	4,352	—
Miscellaneous Expenses	339,032	2,203
Total Expenses	42,306,282	356,340
Less: Expense waived or fees reimbursed by Advisor for Affiliated Holdings	(812,287)	—
Less: Expense waived or fees reimbursed by the Advisor	—	(8,732)
Net Expenses	41,493,995	347,608
Net Investment Income	101,829,793	1,535,186

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on:

Investments (including gain on affiliated securities of $70,776 and $0, respectively)	10,804,330	66,903
Distribution of Realized Gains From Underlying Investment Companies	570,645	—
Futures Contracts	47,439,414	—
Swap Contracts	(51,396,432)	—
Options Purchased	(977,144)	—
Options Written	280,000	—
	6,720,813	66,903

Net Change in Unrealized Appreciation (Depreciation) on:
Investments (including loss on affiliated securities of $(320,726) and $0, respectively)	31,687,421	120,115
Futures Contracts	(1,043,206)	—
Swap Contracts	46,789,972	—
Options Purchased	(794,913)	—
	76,639,274	120,115

Net Realized and Unrealized Gain on Investments	83,360,087	187,018

Net Increase in Net Assets Resulting From Operations	$185,189,880	$1,722,204

*	For the period March 21, 2019 (commcement of operations) to October 31, 2019.

The accompanying notes are an integral part of these financial statements.

Navigator Funds
STATEMENTS OF CHANGES IN NET ASSETS

	Navigator Equity Hedged Fund
	For the Year	For the Period	For the Year
	Ended	Ended	Ended
	October 31, 2019	October 31, 2018 *	September 30, 2018
Operations:
Net Investment Income (Loss)	$452,436	$(15,329)	$419,611
Net Realized Loss on Investments	(1,012,542)	(811,424)	(20,008)
Distribution of Realized Gains From Underlying Investment Companies	9,645	—	—
Net Change in Unrealized Appreciation (Depreciation) on Investments	1,441,997	(2,239,546)	1,511,382
Net increase (decrease) in net assets resulting from operations	891,536	(3,066,299)	1,910,985

Distributions to Shareholders:
From Net Investment Income:
Class A	—	—	(1,000)
Class C	—	—	(2,908)
Class I	—	—	(676,810)
From Net Realized Gains:
Class A	—	—	(152,035)
Class C	—	—	(66,259)
Class I	—	—	(5,204,308)
Total Distributions Paid **
Class A	(8,918)	—	—
Class C	(3,779)	—	—
Class I	(496,054)	—	—
Net decrease in net assets resulting from distributions to shareholders	(508,751)	—	(6,103,320)

Beneficial Interest Transactions:
Proceeds from Shares Sold:
Class A	66,720	32,619	359,379
Class C	3,500	5,325	3,500
Class I	10,017,042	944,672	21,835,408
Distributions Reinvested:
Class A	6,059	—	118,070
Class C	3,559	—	62,709
Class I	483,250	—	5,805,927
Cost of Shares Redeemed:
Class A	(107,641)	(9,987)	(11,088,248)
Class C	(109,101)	(6,019)	(36,706)
Class I	(15,205,500)	(1,619,682)	(15,638,825)
Net increase (decrease) in net assets resulting from shares of beneficial interest	(4,842,112)	(653,072)	1,421,214

Decrease in Net Assets	(4,459,327)	(3,719,371)	(2,771,121)

Net Assets:
Beginning of Period	37,631,635	41,351,006	44,122,127
End of Period***	$33,172,308	$37,631,635	$41,351,006

**	Distributions from net investment income and net realized capital gains are combined for the year ended October 31, 2019. See “New Accounting Pronouncements” in the Notes to Financial Statements for more information. The dividends and distributions to shareholders for the year ended September 30, 2018 have not been reclassified to conform to the current year presentation.

***	Net Assets - End of Period includes accumulated net investment income of $105,470 as of September 30, 2018.

SHARE ACTIVITY
Class A:
Shares Sold	8,260	3,811	37,145
Shares Reinvested	770	—	13,401
Shares Redeemed	(13,142)	(1,175)	(1,131,639)
Net increase (decrease) in shares of beneficial interest outstanding	(4,112)	2,636	(1,081,093)

Class C:
Shares Sold	453	652	403
Shares Reinvested	484	—	7,502
Shares Redeemed	(14,297)	(763)	(4,319)
Net increase (decrease) in shares of beneficial interest outstanding	(13,360)	(111)	3,586

Class I:
Shares Sold	1,232,302	112,920	2,306,970
Shares Reinvested	61,824	—	665,054
Shares Redeemed	(1,858,879)	(191,169)	(1,716,795)
Net increase (decrease) in shares of beneficial interest outstanding	(564,753)	(78,249)	1,255,229

*	For the period October 1, 2018 to October 31, 2018.

The accompanying notes are an integral part of these financial statements.

Navigator Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Navigator Duration Neutral Bond Fund
	For the Year	For the Period	For the Year
	Ended	Ended	Ended
	October 31, 2019	October 31, 2018 *	September 30, 2018
Operations:
Net Investment Income	$1,206,054	$113,304	$711,751
Net Realized Gain (Loss) on Investments, Options and Futures Contracts	(1,105,027)	(80,980)	1,468,241
Net Change in Unrealized Appreciation (Depreciation) on Investments, Options, and Futures Contracts	1,747,787	(323,153)	(888,203)
Net increase (decrease) in net assets resulting from operations	1,848,814	(290,829)	1,291,789

Distributions to Shareholders:
From Net Investment Income:
Class A	—	—	(5,759)
Class C	—	—	(599)
Class I	—	—	(700,654)
From Net Realized Gains:
Class A	—	—	(4,203)
Class C	—	—	(1,372)
Class I	—	—	(289,099)
From Return of Capital:
Class A	(618)	—	—
Class C	(190)	—	—
Class I	(135,640)	—	—
Total Distributions Paid **
Class A	(21,226)	—	—
Class C	(8,067)	—	—
Class I	(2,798,083)	—	—
Net decrease in net assets resulting from distributions to shareholders	(2,963,824)	—	(1,001,686)

Beneficial Interest Transactions:
Proceeds from Shares Sold:
Class A	1,000	—	50,013
Class C	—	—	5,150
Class I	7,281,272	880,635	9,437,974
Distributions Reinvested:
Class A	21,843	—	9,961
Class C	8,257	—	1,971
Class I	2,801,169	—	938,977
Cost of Shares Redeemed:
Class A	(226,537)	—	(591,259)
Class C	(23,020)	—	(119,882)
Class I	(8,550,507)	(1,478,444)	(6,448,178)
Net increase (decrease) in net assets resulting from shares of beneficial interest	1,313,477	(597,809)	3,284,727

Increase (Decrease) in Net Assets	198,467	(888,638)	3,574,830

Net Assets:
Beginning of Period	59,766,589	60,655,227	57,080,397
End of Period***	$59,965,056	$59,766,589	$60,655,227

**	Distributions from net investment income and net realized capital gains are combined for the year ended October 31, 2019. See “New Accounting Pronouncements” in the Notes to Financial Statements for more information. The dividends and distributions to shareholders for the year ended September 30, 2018 have not been reclassified to conform to the current year presentation.

***	Net Assets - End of Period includes accumulated net investment income of $10,571 as of September 30, 2018.

SHARE ACTIVITY
Class A:
Shares Sold	99	—	4,836
Shares Reinvested	2,187	—	968
Shares Redeemed	(22,492)	—	(57,213)
Net decrease in shares of beneficial interest outstanding	(20,206)	—	(51,409)

Class C:
Shares Sold	—	—	505
Shares Reinvested	837	—	194
Shares Redeemed	(2,318)	—	(11,753)
Net decrease in shares of beneficial interest outstanding	(1,481)	—	(11,054)

Class I:
Shares Sold	722,465	85,905	917,694
Shares Reinvested	281,471	—	91,562
Shares Redeemed	(850,115)	(144,371)	(626,728)
Net increase (decrease) in shares of beneficial interest outstanding	153,821	(58,466)	382,528

*	For the period October 1, 2018 to October 31, 2018.

The accompanying notes are an integral part of these financial statements.

Navigator Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Navigator Sentry Managed Volatility Fund
	For the Year	For the Period	For the Year
	Ended	Ended	Ended
	October 31, 2019	October 31, 2018 *	September 30, 2018
Operations:
Net Investment Loss	$(26,665)	$(13,887)	$(115,775)
Net Realized Gain (Loss) on Investments and Options	(3,550,339)	1,827,890	(3,356,357)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Options	9,744	49,500	109,525
Net increase (decrease) in net assets resulting from operations	(3,567,260)	1,863,503	(3,362,607)

Beneficial Interest Transactions:
Proceeds from Shares Sold:
Class A	180,457	—	—
Class I	4,782,952	91,325	13,748,133
Cost of Shares Redeemed:
Class A	(32,810)	—	—
Class I	(6,592,382)	(363,623)	(9,527,002)
Net increase (decrease) in net assets resulting from shares of beneficial interest	(1,661,783)	(272,298)	4,221,131

Increase (Decrease) in Net Assets	(5,229,043)	1,591,205	858,524

Net Assets:
Beginning of Period	14,734,273	13,143,068	12,284,544
End of Period**	$9,505,230	$14,734,273	$13,143,068

**	Net Assets - End of Period includes accumulated net investment loss of $103,336 as of September 30, 2018.

SHARE ACTIVITY
Class A:
Shares Sold	127,664	—	—
Shares Redeemed	(24,112)	—	—
Net increase in shares of beneficial interest outstanding	103,552	—	—

Class I:
Shares Sold	3,365,254	57,197	9,080,564
Shares Redeemed	(4,381,296)	(232,492)	(5,875,350)
Net increase (decrease) in shares of beneficial interest outstanding	(1,016,042)	(175,295)	3,205,214

*	For the period October 1, 2018 to October 31, 2018.

The accompanying notes are an integral part of these financial statements.

Navigator Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Navigator Tactical Fixed Income Fund
	For the Year	For the Period	For the Year
	Ended	Ended	Ended
	October 31, 2019	October 31, 2018 *	September 30, 2018
Operations:
Net Investment Income	$101,829,793	$6,753,328	$36,335,564
Net Realized Gain (Loss) on Investments, Swaps, Options and Futures Contracts	6,150,168	(6,373,121)	59,734,411
Distribution of Realized Gains From Underlying Investment Companies	570,645	—	173,537
Net Change in Unrealized Appreciation (Depreciation) on Investments, Swaps, Options and Futures Contracts	76,639,274	(48,901,577)	(3,694,927)
Net increase (decrease) in net assets resulting from operations	185,189,880	(48,521,370)	92,548,585

Distributions to Shareholders:
From Net Investment Income:
Class A	—	—	(1,610,257)
Class C	—	—	(323,546)
Class I	—	—	(93,836,650)
From Net Realized Gains:
Class A	—	—	(663,645)
Class C	—	—	(169,376)
Class I	—	—	(15,251,334)
Total Distributions Paid **
Class A	(1,082,309)	—	—
Class C	(211,136)	—	—
Class I	(112,306,441)	—	—
Net decrease in net assets resulting from distributions to shareholders	(113,599,886)	—	(111,854,808)

Beneficial Interest Transactions:
Proceeds from Shares Sold:
Class A	34,421,226	2,383,606	23,694,071
Class C	4,910,955	292,056	3,656,690
Class I	2,212,047,770	174,411,232	3,254,032,832
Distributions Reinvested:
Class A	1,018,292	—	2,116,384
Class C	185,052	—	443,045
Class I	71,550,043	—	81,433,636
Cost of Shares Redeemed:
Class A	(12,856,336)	(4,569,137)	(27,946,866)
Class C	(2,904,346)	(52,249)	(1,993,096)
Class I	(1,059,422,401)	(81,631,859)	(633,171,920)
Net increase in net assets resulting from shares of beneficial interest	1,248,950,255	90,833,649	2,702,264,776

Increase in Net Assets	1,320,540,249	42,312,279	2,682,958,553

Net Assets:
Beginning of Period	3,603,233,290	3,560,921,011	877,962,458
End of Period***	$4,923,773,539	$3,603,233,290	$3,560,921,011

**	Distributions from net investment income and net realized capital gains are combined for the year ended October 31, 2019. See “New Accounting Pronouncements” in the Notes to Financial Statements for more information. The dividends and distributions to shareholders for the year ended September 30, 2018 have not been reclassified to conform to the current year presentation.

***	Net Assets - End of Period includes accumulated net investment loss of $(92,982) as of September 30, 2018.

SHARE ACTIVITY
Class A:
Shares Sold	3,396,959	236,428	2,323,323
Shares Reinvested	100,937	—	208,920
Shares Redeemed	(1,269,106)	(452,371)	(2,731,138)
Net increase (decrease) in shares of beneficial interest outstanding	2,228,790	(215,943)	(198,895)

Class C:
Shares Sold	482,784	28,864	355,555
Shares Reinvested	18,287	—	43,476
Shares Redeemed	(284,936)	(5,161)	(194,473)
Net increase in shares of beneficial interest outstanding	216,135	23,703	204,558

Class I:
Shares Sold	217,920,847	17,256,675	320,301,107
Shares Reinvested	7,098,900	—	8,044,448
Shares Redeemed	(104,571,733)	(8,078,257)	(62,409,789)
Net increase in shares of beneficial interest outstanding	120,448,014	9,178,418	265,935,766

*	For the period October 1, 2018 to October 31, 2018.

The accompanying notes are an integral part of these financial statements.

Navigator Funds
STATEMENT OF CHANGES IN NET ASSETS (Continued)

Navigator Ultra Short
Bond Fund
For the Period *
Ended
October 31, 2019
Operations:

Net Investment Income	$1,535,186
Net Realized Gain on Investments	66,903
Net Change in Unrealized Appreciation on Investments	120,115
Net increase in net assets resulting from operations	1,722,204

Distributions to Shareholders:
Total Distributions Paid
Class I	(1,304,172)
Net decrease in net assets resulting from distributions to shareholders	(1,304,172)

Beneficial Interest Transactions:
Proceeds from Shares Sold:
Class A	100
Class I	108,950,117
Distributions Reinvested:
Class I	1,304,172
Cost of Shares Redeemed:
Class I	(27,501,507)
Net increase in net assets resulting from shares of beneficial interest	82,752,882

Increase in Net Assets	83,170,914

Net Assets:
Beginning of Period	—
End of Period	$83,170,914

SHARE ACTIVITY
Class A:
Shares Sold	10
Net increase in shares of beneficial interest outstanding	10

Class I:
Shares Sold	10,893,074
Shares Reinvested	130,223
Shares Redeemed	(2,741,182)
Net increase in shares of beneficial interest outstanding	8,282,115

*	For the period March 21, 2019 (commencement of operations) to October 31, 2019.

The accompanying notes are an integral part of these financial statements.

Navigator Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period/year presented.

	Navigator Equity Hedged Fund - Class A
	For the	For the		For the	For the	For the		For the
	Year Ended	Period Ended		Year Ended	Year Ended	Year Ended		Year Ended
	October 31, 2019	October 31, 2018*		September 30, 2018	September 30, 2017	September 30, 2016		September 30, 2015
Net Asset Value, Beginning of Period/Year	$8.26	$8.93		$9.78	$8.83	$8.72		$9.60
From Operations:
Net investment income (loss) (a)	0.08	(0.01)		0.01	0.06	0.06		0.02
Net gain (loss) from securities (both realized and unrealized)	0.08	(0.66)		0.39	0.97	0.35		(0.50)
Total from operations	0.16	(0.67)		0.40	1.03	0.41		(0.48)
Distributions to shareholders from:
Net investment income	(0.10)	—		(0.01)	(0.08)	(0.03)		(0.01)
Net realized gains	—	—		(1.24)	—	(0.27)		(0.39)
Total distributions	(0.10)	—		(1.25)	(0.08)	(0.30)		(0.40)
Net Asset Value, End of Period/Year	$8.32	$8.26		$8.93	$9.78	$8.83		$8.72
Total Return (b)	2.03%	(7.50	)% (h)	4.22%	11.68%	4.83%		(5.37)%
Ratios/Supplemental Data
Net assets, end of period/year (in 000’s)	$745	$773		$812	$11,465	$7,022		$3,838
Ratio of expenses to average net assets,
before waivers/reimbursement (c)	1.63%	1.59	% (g)	1.48%	1.53%	1.37	% (f)	1.41%
net of waivers/reimbursement (c)	1.31%	1.33	% (g)	1.31%	1.32%	1.37	% (f)	1.35%
Ratio of net investment income (loss) to average net assets (c)(d)	0.95%	(0.67	)% (g)	0.11%	0.68%	0.67%		0.26%
Portfolio turnover rate	470%	33	% (h)	490%	371%	363%		292%

	Navigator Equity Hedged Fund - Class C
	For the	For the		For the	For the	For the		For the
	Year Ended	Period Ended		Year Ended	Year Ended	Year Ended		Year Ended
	October 31, 2019	October 31, 2018*		September 30, 2018	September 30, 2017	September 30, 2016		September 30, 2015
Net Asset Value, Beginning of Period/Year	$7.78	$8.42		$9.41	$8.48	$8.42		$9.34
From Operations:
Net investment income (loss) (a)	0.02	(0.01)		0.00 (e)	(0.01)	(0.01)		(0.05)
Net gain (loss) from securities (both realized and unrealized)	0.08	(0.63)		0.29	0.94	0.34		(0.48)
Total from operations	0.10	(0.64)		0.29	0.93	0.33		(0.53)
Distributions to shareholders from:
Net Investment Income	(0.07)	—		(0.04)	—	—		—
Net realized gains	—	—		(1.24)	—	(0.27)		(0.39)
Total distributions	(0.07)	—		(1.28)	—	(0.27)		(0.39)
Net Asset Value, End of Period/Year	$7.81	$7.78		$8.42	$9.41	$8.48		$8.42
Total Return (b)	1.38%	(7.60	)% (h)	3.31%	10.97%	4.04%		(6.05)%
Ratios/Supplemental Data
Net assets, end of period/year (in 000’s)	$343	$446		$484	$506	$787		$1,228
Ratio of expenses to average net assets,
before waivers/reimbursement (c)	2.38%	2.34	% (g)	2.27%	2.28%	2.24	% (f)	2.16%
net of waivers/reimbursement (c)	2.06%	2.08	% (g)	2.06%	2.07%	2.12	% (f)	2.10%
Ratio of net investment income (loss) to average net assets (c)(d)	0.25%	(1.42	)% (g)	0.01%	(0.07)%	(0.11)%		(0.57)%
Portfolio turnover rate	470%	33	% (h)	490%	371%	363%		292%

*	For the period October 1, 2018 to October 31, 2018.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and exclude any sales charges (loads).

(c)	Does not include the expenses of other investment companies in which the Fund invests.

(d)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(e)	Per share amount represents less than $0.01 per share.

(f)	Ratio includes 0.02% attributed to interest expense.

(g)	Annualized.

(h)	Not annualized.

The accompanying notes are an integral part of these financial statements.

Navigator Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period/year presented.

	Navigator Equity Hedged Fund - Class I
	For the	For the		For the	For the	For the		For the
	Year Ended	Period Ended		Year Ended	Year Ended	Year Ended		Year Ended
	October 31, 2019	October 31, 2018*		September 30, 2018	September 30, 2017	September 30, 2016		September 30, 2015
Net Asset Value, Beginning of Period/Year	$8.19	$8.86		$9.84	$8.87	$8.76		$9.64
From Operations:
Net investment income (loss) (a)	0.10	(0.00	) (h)	0.09	0.09	0.08		0.04
Net gain (loss) from securities (both realized and unrealized)	0.09	(0.67)		0.31	0.97	0.35		(0.50)
Total from operations	0.19	(0.67)		0.40	1.06	0.43		(0.46)
Distributions to shareholders from:
Net investment income	(0.11)	—		(0.14)	(0.09)	(0.05)		(0.03)
Net realized gains	—	—		(1.24)	—	(0.27)		(0.39)
Total distributions	(0.11)	—		(1.38)	(0.09)	(0.32)		(0.42)
Net Asset Value, End of Period/Year	$8.27	$8.19		$8.86	$9.84	$8.87		$8.76
Total Return (b)	2.44%	(7.56	)% (g)	4.46%	12.04%	5.01%		(5.10)%
Ratios/Supplemental Data
Net assets, end of period/year (in 000’s)	$32,084	$36,413		$40,055	$32,151	$34,298		$45,675
Ratio of expenses to average net assets,
before waivers/reimbursement (c)	1.38%	1.34	% (f)	1.27%	1.28%	1.24	% (e)	1.16%
net of waivers/reimbursement (c)	1.06%	1.08	% (f)	1.06%	1.07%	1.12	% (e)	1.10%
Ratio of net investment income (loss) to average
net assets (c)(d)	1.25%	(0.42	)% (f)	1.02%	0.94%	0.91%		0.43%
Portfolio turnover rate	470%	33	% (g)	490%	371%	363%		292%

*	For the period October 1, 2018 to October 31, 2018.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.

(c)	Does not include the expenses of other investment companies in which the Fund invests.

(d)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(e)	Ratio includes 0.02% attributed to interest expense.

(f)	Annualized.

(g)	Not annualized.

(h)	Per share amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Navigator Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period/year presented.

	Navigator Duration Neutral Bond Fund - Class A
	For the	For the		For the	For the	For the		For the
	Year Ended	Period Ended		Year Ended	Year Ended	Year Ended		Year Ended
	October 31, 2019	October 31, 2018*		September 30, 2018	September 30, 2017	September 30, 2016		September 30, 2015
Net Asset Value, Beginning of Period/Year	$10.27	$10.32		$10.27	$10.13	$10.03		$10.42
From Operations:
Net investment income (a)	0.18	0.02		0.09	0.13	0.13		0.13
Net gain (loss) from securities (both realized and unrealized)	0.10	(0.07)		0.10	0.15	0.10		(0.36)
Total from operations	0.28	(0.05)		0.19	0.28	0.23		(0.23)
Distributions to shareholders from:
Net investment income	(0.16)	—		(0.09)	(0.14)	(0.13)		(0.12)
Return of capital	(0.02)	—		—	—	—		—
Net realized gains	(0.29)	—		(0.05)	—	—		(0.04)
Total distributions	(0.47)	—		(0.14)	(0.14)	(0.13)		(0.16)
Net Asset Value, End of Period/Year	$10.08	$10.27		$10.32	$10.27	$10.13		$10.03
Total Return (b)	2.86%	(0.48	)% (g)	1.92%	2.82%	2.28%		(2.18)%
Ratios/Supplemental Data
Net assets, end of period/year (in 000’s)	$277	$490		$492	$1,017	$1,371		$1,362
Ratio of expenses to average net assets,
before waivers/reimbursement/recapture (c)	1.17%	1.19	% (f)	1.60%	1.60%	1.61%		1.90%
net of waivers/reimbursement/recapture (c)	1.17%	1.19	% (f)	1.60%	1.60%	1.68	% (e)	1.90%
Ratio of net investment income to average net assets (c)(d)	1.81%	1.84	% (f)	0.91%	1.31%	1.26%		1.32%
Portfolio turnover rate	156%	4	% (g)	177%	39%	97%		81%

	Navigator Duration Neutral Bond Fund - Class C
	For the	For the		For the	For the	For the		For the
	Year Ended	Period Ended		Year Ended	Year Ended	Year Ended		Year Ended
	October 31, 2019	October 31, 2018*		September 30, 2018	September 30, 2017	September 30, 2016		September 30, 2015
Net Asset Value, Beginning of Period/Year	$10.15	$10.21		$10.17	$10.05	$9.96		$10.36
From Operations:
Net investment income (a)	0.10	0.01		0.02	0.06	0.05		0.06
Net gain (loss) from securities (both realized and unrealized)	0.10	(0.07)		0.10	0.14	0.11		(0.37)
Total from operations	0.20	(0.06)		0.12	0.20	0.16		(0.31)
Distributions to shareholders from:
Net investment income	(0.10)	—		(0.03)	(0.08)	(0.07)		(0.05)
Return of capital	(0.01)	—		—	—	—		—
Net realized gains	(0.29)	—		(0.05)	—	—		(0.04)
Total distributions	(0.40)	—		(0.08)	(0.08)	(0.07)		(0.09)
Net Asset Value, End of Period/Year	$9.95	$10.15		$10.21	$10.17	$10.05		$9.96
Total Return (b)	2.08%	(0.59	)% (g)	1.21%	1.95%	1.56%		(2.95)%
Ratios/Supplemental Data
Net assets, end of period/year (in 000’s)	$190	$209		$210	$322	$522		$767
Ratio of expenses to average net assets,
before waivers/reimbursement/recapture (c)	1.92%	1.94	% (f)	2.35%	2.35%	2.39%		2.65%
net of waivers/reimbursement/recapture (c)	1.92%	1.94	% (f)	2.35%	2.35%	2.45	% (e)	2.65%
Ratio of net investment income to average net assets (c)(d)	1.02%	1.09	% (f)	0.17%	0.56%	0.46%		0.55%
Portfolio turnover rate	156%	4	% (g)	177%	39%	97%		81%

*	For the period October 1, 2018 to October 31, 2018.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and exclude any sales charges (loads).

(c)	Does not include the expenses of other investment companies in which the Fund invests.

(d)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(e)	Represents the ratio of expenses to average net assets inclusive of advisor’s recapture of waived fees/reimbursed expenses from prior periods.

(f)	Annualized.

(g)	Not annualized.

The accompanying notes are an integral part of these financial statements.

Navigator Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period/year presented.

	Navigator Duration Neutral Bond Fund - Class I
	For the	For the		For the	For the	For the		For the
	Year Ended	Period Ended		Year Ended	Year Ended	Year Ended		Year Ended
	October 31, 2019	October 31, 2018*		September 30, 2018	September 30, 2017	September 30, 2016		September 30, 2015
Net Asset Value, Beginning of Period/Year	$10.23	$10.28		$10.23	$10.10	$10.00		$10.39
From Operations:
Net investment income (a)	0.20	0.02		0.13	0.16	0.15		0.16
Net gain (loss) from securities (both realized and unrealized)	0.11	(0.07)		0.09	0.14	0.11		(0.37)
Total from operations	0.31	(0.05)		0.22	0.30	0.26		(0.21)
Distributions to shareholders from:
Net investment income	(0.19)	—		(0.12)	(0.17)	(0.16)		(0.14)
Return of capital	(0.02)	—		—	—	—		—
Net realized gains	(0.29)	—		(0.05)	—	—		(0.04)
Total distributions	(0.50)	—		(0.17)	(0.17)	(0.16)		(0.18)
Net Asset Value, End of Period/Year	$10.04	$10.23		$10.28	$10.23	$10.10		$10.00
Total Return (b)	3.14%	(0.49	)% (g)	2.23%	2.99%	2.55%		(2.03)%
Ratios/Supplemental Data
Net assets, end of period/year (in 000’s)	$59,498	$59,068		$59,953	$55,741	$77,470		$72,143
Ratio of expenses to average net assets,
before waivers/reimbursement/recapture (c)	0.92%	0.95	% (f)	1.35%	1.35%	1.35%		1.65%
net of waivers/reimbursement/recapture (c)	0.92%	0.95	% (f)	1.35%	1.35%	1.42	% (e)	1.65%
Ratio of net investment income to average net assets (c)(d)	2.02%	2.09	% (f)	1.22%	1.55%	1.50%		1.55%
Portfolio turnover rate	156%	4	% (g)	177%	39%	97%		81%

*	For the period October 1, 2018 to October 31, 2018.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.

(c)	Does not include the expenses of other investment companies in which the Fund invests.

(d)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(e)	Represents the ratio of expenses to average net assets inclusive of advisor’s recapture of waived fees/reimbursed expenses from prior periods.

(f)	Annualized.

(g)	Not annualized.

The accompanying notes are an integral part of these financial statements.

Navigator Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period/year presented

	Navigator Sentry Managed Volatility Fund - Class A
	For the		For the		For the		For the		For the		For the
	Year Ended		Period Ended		Year Ended		Year Ended		Year Ended		Year Ended
	October 31, 2019		October 31, 2018*		September 30, 2018		September 30, 2017		September 30, 2016		September 30, 2015
Net Asset Value, Beginning of Period/Year	$1.58		$1.38		$1.97		$4.16		$6.86		$7.83
From Operations:
Net investment loss (a)	(0.00	) (g)	(0.00	) (g)	(0.02)		(0.04)		(0.08)		(0.10)
Net loss from securities (both realized and unrealized)	(0.45)		0.20		(0.57)		(2.15)		(2.62)		(0.87)
Total from operations	(0.45)		0.20		(0.59)		(2.19)		(2.70)		(0.97)
Net Asset Value, End of Period/Year	$1.13		$1.58		$1.38		$1.97		$4.16		$6.86
Total Return (b)	(28.48)%		14.49	% (d)	(29.95)%		(52.64)%		(39.36)%		(12.39)%
Ratios/Supplemental Data
Net assets, end of period/year (in 000’s)	$118		$2		$2		$2		$5		$8
Ratio of expenses to average net assets,
before waiver/reimbursement (e)	2.59%		1.74	% (c)	2.29%		2.17	% (i)	1.90	% (i)	1.66%
net of waivers/reimbursement (e)	1.50%		0.99	% (c)	1.50%		1.56	% (i)	1.65	% (i)	1.50%
Ratio of net investment loss to average
net assets (e)(f)	(0.08)%		(1.19	)% (c)	(1.03)%		(1.16)%		(1.57)%		(1.50)%
Portfolio turnover rate	0%		0	% (d)	0%		0%		3,321%		84,387%

	Navigator Sentry Managed Volatility Fund - Class C
	For the		For the		For the		For the		For the		For the
	Year Ended		Period Ended		Year Ended		Year Ended		Year Ended		Year Ended
	October 31, 2019		October 31, 2018*		September 30, 2018		September 30, 2017		September 30, 2016		September 30, 2015
Net Asset Value, Beginning of Period/Year	$1.60		$1.40		$1.98		$4.19		$6.87		$7.83
From Operations:
Net investment loss (a)	(0.00	) (g)	(0.00	) (g)	(0.00	) (g)	—		—		—
Net loss from securities (both realized and unrealized)	(0.46)		0.20		(0.58)		(2.21)		(2.68)		(0.96)
Total from operations	(0.46)		0.20		(0.58)		(2.21)		(2.68)		(0.96)
Net Asset Value, End of Period/Year	$1.14		$1.60		$1.40		$1.98		$4.19		$6.87
Total Return (b)	(28.75)%		14.29	% (d)	(29.29)%		(52.74)%		(39.01)%		(12.26)%
Ratios/Supplemental Data
Net assets, end of period/year (in 000’s)	$1	(h)	$2	(h)	$1	(h)	$2	(h)	$4	(h)	$7 (h)
Ratio of expenses to average net assets,
before waivers/reimbursement (e)	3.34%		2.99	% (c)	3.04	% (j)	2.92	% (i)	2.65	% (i)	2.41%
net of waivers/reimbursement (e)	2.25%		2.25	% (c)	2.25	% (j)	2.31	% (i)	2.40	% (i)	2.25%
Ratio of net investment loss to average
net assets (e)(f)	(1.21)%		(2.25	)% (c)	(2.25)%		(2.25)%		(2.32)%		(2.25)%
Portfolio turnover rate	0%		0	% (d)	0%		0%		3,321%		84,387%

*	For the period October 1, 2018 to October 31, 2018

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and exclude any sales charges (loads).

(c)	Annualized.

(d)	Not annualized.

(e)	Does not include the expenses of other investment companies in which the Fund invests.

(f)	Recognition of net investment loss by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g)	Per share amount represents less than $0.01 per share.

(h)	Amount is actual; not presented in thousands.

(i)	Ratio includes 0.15% and 0.06%, respectively, for the years ended September 30, 2016 and 2017 attributed to interest expense.

(j)	Ratio includes less than 0.01% of the interest expense.

The accompanying notes are an integral part of these financial statements.

Navigator Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period/year presented.

	Navigator Sentry Managed Volatility Fund - Class I
	For the		For the		For the	For the		For the		For the
	Year Ended		Period Ended		Year Ended	Year Ended		Year Ended		Year Ended
	October 31, 2019		October 31, 2018*		September 30, 2018	September 30, 2017		September 30, 2016		September 30, 2015
Net Asset Value, Beginning of Period/Year	$1.60		$1.40		$1.98	$4.19		$6.87		$7.83
From Operations:
Net investment loss (a)	(0.00	) (h)	(0.00	) (h)	(0.01)	(0.03)		(0.07)		(0.09)
Net gain (loss) from securities (both realized and unrealized)	(0.46)		0.20		(0.57)	(2.18)		(2.61)		(0.87)
Total from operations	(0.46)		0.20		(0.58)	(2.21)		(2.68)		(0.96)
Net Asset Value, End of Period/Year	$1.14		$1.60		$1.40	$1.98		$4.19		$6.87
Total Return (b)	(28.75)%		14.29	% (d)	(29.29)%	(52.74)%		(39.01)%		(12.26)%
Ratios/Supplemental Data
Net assets, end of period/year (in 000’s)	$9,387		$14,732		$13,141	$12,282		$20,857		$37,584
Ratio of expenses to average net assets,
before waivers/reimbursement (e)	2.34%		1.99	% (c)	2.04%	1.96	% (g)	1.65	% (g)	1.41%
net of waivers/reimbursement (e)	1.25%		1.25	% (c)	1.25%	1.31	% (g)	1.40	% (g)	1.25%
Ratio of net investment loss to average net assets (e)(f)	(0.21)%		(1.06	)% (c)	(0.80)%	(0.95)%		(1.32)%		(1.25)%
Portfolio turnover rate	0%		0	% (d)	0%	0%		3,321%		84,387%

*	For the period October 1, 2018 to October 31, 2018.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.

(c)	Annualized.

(d)	Not annualized.

(e)	Does not include the expenses of other investment companies in which the Fund invests.

(f)	Recognition of net investment loss by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g)	Ratio includes 0.15% and 0.06%, respectively, for the years ended September 30, 2016 and 2017 attributed to interest expense.

(h)	Per share amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Navigator Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period/year presented

	Navigator Tactical Fixed Income Fund - Class A
	For the	For the		For the	For the	For the		For the
	Year Ended	Period Ended		Year Ended	Year Ended	Year Ended		Year Ended
	October 31, 2019	October 31, 2018*		September 30, 2018	September 30, 2017	September 30, 2016		September 30, 2015
Net Asset Value, Beginning of Period/Year	$10.06	$10.20		$10.52	$10.42	$9.55		$9.79
From Operations:
Net investment income (a)	0.22	0.02		0.11	0.06	0.22		0.18
Net gain (loss) from securities (both realized and unrealized)	0.21	(0.16)		0.18	0.65	0.95		(0.23)
Total from operations	0.43	(0.14)		0.29	0.71	1.17		(0.05)
Distributions to shareholders from
Net investment income	(0.24)	—		(0.43)	(0.35)	(0.30)		(0.19)
Net realized gains	(0.01)	—		(0.18)	(0.26)	—		(0.00	) (g)
Total distributions	(0.25)	—		(0.61)	(0.61)	(0.30)		(0.19)
Net Asset Value, End of Period/Year	$10.24	$10.06		$10.20	$10.52	$10.42		$9.55
Total Return (b)	4.34%	(1.37	)% (d)	2.82%	7.06%	12.38%		(0.54)%
Ratios/Supplemental Data
Net assets, end of period/year (in 000’s)	$56,467	$33,079		$35,743	$38,935	$32,937		$26,529
Ratio of expenses to average net assets,
before waivers/reimbursement (e)	1.24%	1.21	% (c)	1.25%	1.28%	1.31%		1.31%
net of waivers/reimbursement (e)	1.22%	1.20	% (c)	1.24%	1.24%	1.22	% (h)	1.21%
Ratio of net investment income to average net assets (e)(f)	2.16%	2.05	% (c)	1.08%	0.69%	2.24%		1.82%
Portfolio turnover rate	151%	15	% (d)	148%	278%	302%		402%

	Navigator Tactical Fixed Income Fund - Class C
	For the	For the		For the	For the	For the		For the
	Year Ended	Period Ended		Year Ended	Year Ended	Year Ended		Year Ended
	October 31, 2019	October 31, 2018*		September 30, 2018	September 30, 2017	September 30, 2016		September 30, 2015
Net Asset Value, Beginning of Period/Year	$10.09	$10.24		$10.53	$10.43	$9.56		$9.78
From Operations:
Net investment income (loss) (a)	0.14	0.01		0.03	(0.01)	0.15		0.10
Net gain (loss) from securities (both realized and unrealized)	0.22	(0.16)		0.18	0.65	0.95		(0.23)
Total from operations	0.36	(0.15)		0.21	0.64	1.10		(0.13)
Distributions to shareholders from
Net investment income	(0.17)	—		(0.32)	(0.28)	(0.23)		(0.09)
Net realized gains	(0.01)	—		(0.18)	(0.26)	—		(0.00	) (g)
Total distributions	(0.18)	—		(0.50)	(0.54)	(0.23)		(0.09)
Net Asset Value, End of Period/Year	$10.27	$10.09		$10.24	$10.53	$10.43		$9.56
Total Return (b)	3.56%	(1.46	)% (d)	2.06%	6.30%	11.60%		(1.28)%
Ratios/Supplemental Data
Net assets, end of period/year (in 000’s)	$13,494	$11,083		$11,002	$9,155	$6,016		$2,983
Ratio of expenses to average net assets,
before waivers/reimbursement (e)	1.99%	1.96	% (c)	2.00%	2.03%	2.06%		2.06%
net of waivers/reimbursement (e)	1.97%	1.96	% (c)	1.99%	1.99%	1.97	% (h)	1.96%

Ratio of net investment income (loss) to average net assets (e)(f)	1.42%	1.27	% (c)	0.33%	(0.09)%	1.51%		1.04%
Portfolio turnover rate	151%	15	% (d)	148%	278%	302%		402%

*	For the period October 1, 2018 to October 31, 2018

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and exclude any sales charges (loads).

(c)	Annualized.

(d)	Not annualized.

(e)	Does not include the expenses of other investment companies in which the Fund invests.

(f)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g)	Per share amount represents less than $0.01 per share.

(h)	Represents the ratio of expenses to average net assets inclusive of advisor’s recapture of waived fees/reimbursed expenses from prior periods.

The accompanying notes are an integral part of these financial statements.

Navigator Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period/year presented.

	Navigator Tactical Fixed Income Fund - Class I
	For the	For the		For the	For the	For the		For the
	Year Ended	Period Ended		Year Ended	Year Ended	Year Ended		Year Ended
	October 31, 2019	October 31, 2018*		September 30, 2018	September 30, 2017	September 30, 2016		September 30, 2015
Net Asset Value, Beginning of Period/Year	$10.06	$10.19		$10.54	$10.43	$9.56		$9.81
From Operations:
Net investment income (a)	0.24	0.02		0.15	0.09	0.25		0.19
Net gain (loss) from securities (both realized and unrealized)	0.21	(0.15)		0.16	0.66	0.94		(0.22)
Total from operations	0.45	(0.13)		0.31	0.75	1.19		(0.03)
Distributions to shareholders from:
Net investment income	(0.27)	—		(0.48)	(0.38)	(0.32)		(0.22)
Net realized gains	(0.01)	—		(0.18)	(0.26)	—		(0.00	) (g)
Total distributions	(0.28)	—		(0.66)	(0.64)	(0.32)		(0.22)
Net Asset Value, End of Period/Year	$10.23	$10.06		$10.19	$10.54	$10.43		$9.56
Total Return (b)	4.48%	(1.28	)% (d)	3.01%	7.42%	12.63%		(0.33)%
Ratios/Supplemental Data
Net assets, end of period/year (in 000’s)	$4,853,812	$3,559,071		$3,514,175	$829,872	$408,942		$277,788
Ratio of expenses to average net assets,
before waivers/reimbursement (e)	0.99%	0.96	% (c)	1.00%	1.04%	0.97%		1.06%
net of waivers/reimbursement (e)	0.97%	0.96	% (c)	0.99%	0.99%	1.06	% (h)	0.96%
Ratio of net investment income to average net assets (e)(f)	2.41%	2.09	% (c)	1.44%	0.86%	2.49%		1.93%
Portfolio turnover rate	151%	15	% (d)	148%	278%	302%		402%

*	For the period October 1, 2018 to October 31, 2018.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.

(c)	Annualized.

(d)	Not annualized.

(e)	Does not include the expenses of other investment companies in which the Fund invests.

(f)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g)	Per share amount represents less than $0.01 per share.

(h)	Represents the ratio of expenses to average net assets inclusive of advisor’s recapture of waived fees/reimbursed expenses from prior periods.

The accompanying notes are an integral part of these financial statements.

Navigator Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	Navigator Ultra Short Bond Fund - Class A
	For the Period* Ended October 31, 2019
Net Asset Value, Beginning of Period	$10.00
From Operations:
Net investment income (a)	0.22
Net gain from securities (both realized and unrealized)	0.02
Total from operations	0.24
Net Asset Value, End of Period	$10.24
Total Return (b)	2.40	% (f)
Ratios/Supplemental Data
Net assets, end of period (g)	102
Ratio of expenses to average net assets,
before waivers/reimbursement (c)	0.81	% (e)
net of waivers/reimbursement (c)	0.80	% (e)
Ratio of net investment income to average net assets (c)(d)	3.48	% (e)
Portfolio turnover rate	62	% (f)

	Navigator Ultra Short Bond Fund - Class I
	For the Period* Ended October 31, 2019
Net Asset Value, Beginning of Period	$10.00
From Operations:
Net investment income (a)	0.15
Net gain from securities (both realized and unrealized)	0.01
Total from operations	0.16
Distributions to shareholders from:
Net investment income	(0.12)
Total distributions	(0.12)
Net Asset Value, End of Period	$10.04
Total Return (b)	1.62	% (f)
Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$83,171
Ratio of expenses to average net assets,
before waivers/reimbursement/recapture (c)	0.56	% (e)
net of waivers/reimbursement/recapture (c)	0.55	% (e)
Ratio of net investment income to average net assets (c)(d)	2.43	% (e)
Portfolio turnover rate	62	% (f)

*	Inception date of Class A and Class I shares is March 21, 2019. Start of performance is March 25, 2019.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and exclude any sales charges (loads).

(c)	Does not include the expenses of other investment companies in which the Fund invests.

(d)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(e)	Annualized.

(f)	Not annualized.

(g)	Amount is actual ; not presented in thousands.

The accompanying notes are an integral part of these financial statements.

Navigator Funds
NOTES TO FINANCIAL STATEMENTS
October 31, 2019

1.	ORGANIZATION

Navigator Equity Hedged Fund (“Equity Fund”), Navigator Duration Neutral Bond Fund (“Bond Fund”), Navigator Sentry Managed Volatility Fund (“Sentry Fund”), Navigator Tactical Fixed Income Fund (“Tactical Fund”) and Navigator Ultra Short Bond Fund (“Ultra Fund”) are series of shares of beneficial interest of the Northern Lights Fund Trust (the “Trust”), a Delaware statutory trust organized on January 19, 2005 (the Equity Fund, Bond Fund, Sentry Fund, Tactical Fund and Ultra Fund are each a “Fund” and collectively the “Funds”). The Bond Fund, Sentry Fund and Tactical Fund are each a non-diversified series of the Trust, and the Equity Fund and Ultra Fund are each a diversified series of the Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Fund offers three classes of shares designated as Class A, Class C and Class I except the Ultra Fund which offers only Class A and Class I shares. Class A shares are offered at net asset value (“NAV”) plus a maximum sales charge of 5.50%, 3.75%, 3.75%, 3.75% and 3.75% for the Equity Fund, Bond Fund, Sentry Fund, Tactical Fund and Ultra Fund, respectively. Class C and Class I shares are offered at NAV. Each class represents an interest in the same assets of the Funds and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. The Funds’ income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class. The primary investment objective of the Equity Fund, which commenced operations on December 28, 2010, is long-term capital appreciation. The primary investment objective of the Bond Fund, which commenced operations on September 23, 2013, is to maximize total return, which is comprised of income and capital appreciation, while hedging interest rate exposure. The primary investment objective of the Sentry Fund, which commenced operations on March 6, 2014, is to seek negative correlation to the U.S. equity markets, including positive returns in unfavorable equity markets. The primary investment objective of the Tactical Fund, which commenced operations on March 27, 2014, is to seek total return with a secondary goal of current income. The primary investment objective of the Ultra Fund, which commenced operations on March 21, 2019, is current income consistent with the preservation of capital.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services Investment Companies” including FASB Accounting Standards Update (“ASU”) 2013-08.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation. Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods that include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. The Funds may fair value a particular bond if the advisor does not believe that the

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2019

round lot value provided by the independent pricing service reflects fair value of the Funds’ holding. Short-term debt obligations, having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at NAV. Swaps are valued through an independent pricing service or at fair value based upon the daily price reporting based on the underlying index or asset.

A Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as- needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Funds’ holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Funds utilize various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2019

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of October 31, 2019 for the Funds’ assets and liabilities measured at fair value:

Equity Fund

Assets**	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$30,123,162	$—	$—	$30,123,162
Mutual Fund	2,422,598	—	—	2,422,598
Short-Term Investments	666,233	—	—	666,233
Collateral For Securities Loaned	6,386,996		—	6,386,996
Total	$39,598,989	$—	$—	$39,598,989

Bond Fund

Assets**	Level 1	Level 2	Level 3	Total
Closed-End Funds	$2,913,426	$—	$—	$2,913,426
Corporate Bond	—	503,426	—	503,426
Municipal Bonds & Notes	—	49,725,409	—	49,725,409
Options Purchased	71,172	—		71,172
Short-Term Investments	5,264,190	—	—	5,264,190
Futures Contracts*	452,719	—	—	452,719
Total	$8,701,507	$50,228,835	$—	$58,930,342

Sentry Fund

Assets**	Level 1	Level 2	Level 3	Total
Call Options Purchased	$—	$192,500	$—	$192,500
Put Options Purchased	—	2,534,000	—	2,534,000
Short-Term Investments	8,088,710	—	—	8,088,710
Total	$8,088,710	$2,726,500	$—	$10,815,210

Liabilities
Call Options Written	$—	$365,000	$—	$365,000
Put Options Written	—	1,361,500	—	1,361,500
Total	$—	$1,726,500	$—	$1,726,500

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2019

Tactical Fund

Assets**	Level 1	Level 2	Level 3	Total
Closed-End Fund	$3,113,739	$—	$—	$3,113,739
Exchange Traded Funds	91,229,757	—	—	91,229,757
Mutual Funds	119,665,085	—	—	119,665,085
Agency Bonds	—	22,967,898	—	22,967,898
Corporate Bonds	—	2,906,972,542	—	2,906,972,542
Municipal Bonds & Notes	—	344,919,856	—	344,919,856
U.S. Treasury Bills		518,890,045	—	518,890,045
Short-Term Investments	748,395,414	59,786,292	—	808,181,706
Options Purchased	4,062,500	—	—	4,062,500
Collateral for Securities Loaned	34,686,159	—	—	34,686,159
Futures Contracts*	952,475	—	—	952,475
Open Swap Contracts^	22,759,186	—	—	22,759,186
Total	$1,024,864,315	$3,853,536,633	$—	$4,878,400,948

Liabilities	Level 1	Level 2	Level 3	Total
Futures Contracts*	$1,988,644	$—	$—	$1,988,644
Open Swap Contracts^	123,372	504,918	—	$628,290
Total	$2,112,016	$504,918	$—	$2,616,934

Ultra Fund

Assets**	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$79,719,107	$—	$79,719,107
Municipal Bonds & Notes	—	1,012,440	—	1,012,440
Short-Term Investments	2,144,044	—	—	2,144,044
Total	$2,144,044	$80,731,547	$—	$82,875,591

The Funds did not hold any Level 3 securities during the period.

*	Includes cumulative unrealized gain (loss) on futures contracts open at October 31, 2019.

**	Refer to the Portfolio of Investments for industry, geographic, or other classifications.

^	The amounts shown for swaps are unrealized appreciation/depreciation.

Valuation of Fund of Funds – The Funds may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”). Underlying funds that are open-end investment companies are valued at their respective NAVs as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the boards of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the NAV per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the highest cost method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the potential lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Short Sales – A “short sale” is a transaction in which a Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline. The Fund is obligated to replace the security borrowed by purchasing it on the open market at a later date. If the price of the security sold short increases between the time

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2019

of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss which could potentially be unlimited in size. Conversely, if the price declines, the Fund will realize a gain, limited to the price at which the Fund sold the security short.

Swap Agreements – The Funds are subject to equity price risk and/or interest rate risk in the normal course of pursuing their respective investment objectives. The Funds may hold fixed-rate bonds, the value of which may decrease if interest rates rise, and equities which are subject to equity price risk. The Funds may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency) or credit risk. These would be two- party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.

Credit Default Swaps – Credit default swaps (“CDS”) are typically two-party (bilateral) financial contracts that transfer credit exposure between the two parties. One party to a CDS (referred to as the credit protection “buyer”) receives credit protection or sheds credit risk, whereas the other party to a CDS (referred to as the credit protection “seller”) is selling credit protection or taking on credit risk. The seller typically receives pre-determined periodic payments from the other party. These payments are in consideration for agreeing to make compensating specific payments to the buyer should a negative credit event occur, such as (1) bankruptcy or (2) failure to pay interest or principal on a reference debt instrument, with respect to a specified issuer or one of the reference issuers in a CDS portfolio. In general, CDS may be used by the Funds to obtain credit risk exposure similar to that of a direct investment in high yield bonds.

The amounts to be exchanged or “swapped” between parties are calculated with respect to the notional amount. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statements of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statements of Assets and Liabilities and may be referred to as upfront payments. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statements of Operations. The maximum pay-outs for these contracts are limited to the notional amount of each swap. CDS may involve greater risks than if the Funds had invested in the referenced obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

ETF, Mutual Fund and Exchange Traded Note (“ETN”) Risk – ETFs, mutual funds and ETNs are subject to investment advisory or management and other expenses, which will be indirectly paid by each Fund. Each is subject to specific risks, depending on investment strategy. Also, each may be subject to leverage risk, which will magnify losses. ETNs are subject to default risks.

Futures – The Bond Fund and Tactical Fund are subject to interest rate risk in the normal course of pursuing their investment objectives. To help manage interest rate risk, the Bond Fund and Tactical Fund may enter into futures contracts. Upon entering into a futures contract with a broker, the Bond Fund and Tactical Fund are required to deposit in a segregated account a specified amount of cash or U.S. government securities which are classified as deposits with broker in the accompanying Statements of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Periodically, the Bond Fund and Tactical Fund will receive from or pay to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Bond Fund and Tactical Fund recognize a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. With futures contracts, there is minimal counterparty credit risk to the Bond Fund and Tactical Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Futures contracts outstanding at period end are listed after the Bond Fund and Tactical Fund’s Portfolios of Investments.

Option Transactions – The Funds are subject to equity price and interest rate risk in the normal course of pursuing their investment objective and may purchase or sell options to help hedge against risk. When a Fund writes put and call options, an amount equal to the premium received is included in the Statements of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2019

option expires on its stipulated expiration date or if the Funds enter into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Funds have no control over whether the option will be exercised and, as a result, retain the market risk of an unfavorable change in the price of the security underlying the written option.

The Funds may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Funds’ portfolios or to gain inverse exposure to market index. If such a decline occurs, the put options will permit the Funds to sell the securities underlying such options at the exercise price, or to close out the options at a profit. Call options are purchased to allow the Funds to enter a futures contract or purchase an exchange- traded note at a specified price. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise of the option, and, unless the price of the underlying security, index, or future rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security, index, or future in connection with which an option was purchased moves in a direction favorable to a Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Funds since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

The notional value of the derivative instruments outstanding as of October 31, 2019 as disclosed in the Portfolios of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statements of Operations serve as indicators of the volume of derivative activity for the Funds.

Offsetting of Financial Assets and Derivative Assets and Liabilities –

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Tactical Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreements. Any election to early terminate could be material to the financial statements. Additionally, the Tactical Fund and each derivative counterparty enter into a Credit Support Annex which becomes part of the ISDA Master Agreement. The Credit Support Annex governs the margin collateral arrangements between the Tactical Fund and the derivative counterparty.

Under an ISDA Master Agreement or similar agreement, the Funds typically may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by a counterparty, the return of collateral with market value in excess of the Funds net liability, held by the defaulting party, may be delayed or denied.

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2019

The Funds’ policy is to recognize a net asset or liability equal to the net appreciation (depreciation) of the derivative. The following tables show additional information regarding derivatives and the offsetting of assets and liabilities at October 31, 2019.

Equity Fund:

Gross Amounts Not Offset in the
Liabilities:					Statements of Assets & Liabilities
			Gross Amounts	Net Amounts
			Offset in the	Presented in the
		Gross Amounts	Statement of	Statement of	Financial
		of Recognized	Assets &	Assets &	Instruments	Collateral
Description		Liabilities	Liabilities	Liabilities	Pledged (1)	Pledged/(Received)	Net Amount
Securities lending		$6,386,996	$—	$6,386,996	$6,386,996	$—	$—

Bond Fund:

			Gross Amounts	Net Amounts
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement	Financial
		Recognized	Assets &	of Assets &	Instruments	Collateral
Description	Counterparty	Assets	Liabilities	Liabilities	Pledged	Pledged/(Received)	Net Amount
Futures contracts	RBC	$452,719	$—	$452,719	$—	$—	$452,719

RBC - Royal Bank of Canada

(1)	The amount is limited to the gross recognized liability and, accordingly, does not include excess collateral pledged.

The effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2019.

	Asset Derivatives
Contract Type/
Primary Risk Exposure	Balance Sheet Location	Value
Options/Interest rate risk	Investments in Securities at Value	$71,172
Futures contracts/Interest rate risk	Unrealized Appreciation on Futures	452,719
Total		$523,891

The effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2019.

			Change in
			Unrealized
Contract Type/	Location of Gain or (Loss) On	Realized Loss	Depreciation
Primary Risk Exposure	Derivatives	on Derivatives	on Derivatives
Futures contracts/Interest rate	Net realized gain (loss) on futures contracts/Net change in unrealized appreciation (depreciation) on futures contracts	$(2,742,751)	$(616,660)
Options/Interest rate risk	Net realized gain (loss) on options purchased/Net change in unrealized appreciation (depreciation) on options purchased	(164,207)	(28,748)
Total		$(2,906,958)	$(645,408)

Sentry Fund:

Gross Amounts Not Offset in the Statement
Liabilities:					of Assets & Liabilities

			Gross Amounts	Net Amounts
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement	Financial
		Recognized	Assets &	of Assets &	Instruments	Collateral
Description	Counterparty	Assets	Liabilities	Liabilities	Pledged (2)	Pledged/(Received) (1)	Net Amount
Options contracts written	Pershing	$1,726,500	$—	$1,726,500	$1,288,456	$438,044	$—

(1)	Included with deposit with broker on the Statement of Assets of Liabilities.

(2)	The amount is limited to the net derivative balance and accordingly does not include excess collateral pledged.

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2019

The effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2019.

	Asset Derivatives		Liability Derivatives
Contract Type/
Primary Risk Exposure	Balance Sheet Location	Value	Balance Sheet Location	Value
Options/Volatility and Equity price risk	Investments in Securities at Value	$2,726,500	Options Contracts Written at Value	$1,726,500

		$2,726,500		$1,726,500

The effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2019.

			Change in Unrealized
			Appreciation
Contract Type/Primary Risk		Realized Gain (Loss) on	/(Depreciation) on
Exposure	Location of Gain or (Loss) on Derivatives	Derivatives	Derivatives
Options/Volatility risk and Equity price risk	Net realized gain (loss) on options purchased/Net change unrealized appreciation/(depreciation) on options purchased	$(32,082,119)	$(460,666)
Options/Volatility risk and Equity price risk	Net realized gain (loss) on options written / Net change unrealized appreciation/(depreciation) on options written	29,991,985	468,572

Total		$(2,090,134)	$7,906

Tactical Fund:

					Gross Amounts Not Offset in the Statement
Assets:					of Assets & Liabilities
			Gross
			Amounts
			Offset in the	Net Amounts
			Statement of	Presented in the	Financial
	Counter	Gross Amounts of	Assets &	Statement of Assets	Instruments	Collateral
Description	party	Recognized Assets	Liabilities	& Liabilities	Pledged	Pledged/(Received)(1)	Net Amount
Securities Lending		$34,686,159	$—	$34,686,159	$—	$(34,686,159)	$—
Futures Contracts	GS	952,475	—	952,475	—	—	952,475
Swap Contracts	GS	22,061,085	—	22,061,085	—	—	22,061,085
Swap Contracts	MS	698,101	—	698,101	—	—	698,101
Total		$58,397,820	$—	$58,397,820	$—	$(34,686,159)	$23,711,661

					Gross Amounts Not Offset in the Statement
Liabilities:					of Assets & Liabilities
			Gross
			Amounts
			Offset in the	Net Amounts
		Gross Amounts of	Statement of	Presented in the
	Counter	Recognized	Assets &	Statement of Assets	Financial	Collateral
Description	party	Liabilities	Liabilities	& Liabilities	Instruments	Pledged/(Received)	Net Amount
Futures Contracts	GS	$1,988,644	$—	$1,988,644	$—	$1,988,644	$—
Swap Contracts	GS	(628,290)	—	(628,290)	—	628,290 *	—
Total		$1,360,354	$—	$1,360,354	$—	$1,988,644	$—

*	Included with Due to Broker for Swaps and Cash Collateral for Swaps on the Statement of Assets and Liabilities.

(1)	Included with deposit with broker on the Statement of Assets and Liabilities.

GS - Goldman Sachs

MS - Morgan Stanley

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2019

The effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2019.

	Asset Derivatives		Liability Derivatives
Contract Type/
Primary Risk Exposure	Balance Sheet Location	Value	Balance Sheet Location	Value
Options/Interest Rate Risk	Investments in Securities at Value	$4,062,500		$—

Futures contracts/Interest rate risk	Unrealized Appreciation on Futures Contracts	952,475		1,988,644
Credit default swaps/Credit risk	Unrealized Appreciation on Swap Contracts	22,759,186		123,372
Total return swaps/Interest rate risk	Unrealized Appreciation on Swap Contracts	—		504,918

		$27,774,161		$2,616,934

The effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2019.

			Change in
			Unrealized
Contract Type/	Location of Gain or (Loss) On	Realized Gain (Loss)	Appreciation (Depreciation)
Primary Risk Exposure	Derivatives	on Derivatives	on Derivatives

Credit default swaps/Credit risk	Net realized gain (loss) on swaps contracts/Net change in unrealized appreciation (depreciation) on swaps contracts	$(13,555,346)	$40,002,247

Total return swaps/interest rate risk	Net realized gain (loss) on swaps contracts/Net change in unrealized appreciation (depreciation) on swaps contracts	(37,841,086)	6,787,725

Futures contracts /Interest rate risk	Net realized gain (loss) on futures contracts/Net change in unrealized appreciation (depreciation) on futures contracts	47,439,414	(1,043,206)

Options/Interest rate risk	Net realized gain (loss) on options purchased/Net change in unrealized appreciation (depreciation) on options	(977,144)	(794,913)

Options/Volatility risk and Equity price risk	Net realized gain (loss) on options written / Net change unrealized appreciation/(depreciation) on options written	280,000	—
Total		$(4,654,162)	$44,951,853

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Funds intend to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no provision for Federal income tax is required. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended September 30, 2016 to September 30, 2018 and October 31, 2018, or expected to be taken in the Funds’ October 31, 2019 year end tax returns. The Funds have identified their major tax jurisdictions as U.S. federal, Ohio, Nebraska (for fiscal years prior to fiscal year ended October 31, 2019) and foreign jurisdictions where the Funds make significant investments. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions to Shareholders – Dividends from investment income are declared and paid annually for the Equity Fund and Sentry Fund and declared and paid quarterly for the Bond Fund, Tactical Fund and Ultra Fund, and are recorded on the ex-dividend date. The Funds will declare and pay net realized capital gains, if any, annually. The character of income

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2019

and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or NAV per share of the Funds.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

Due to Broker for Swaps – Due to Broker for Swaps, as presented on the Tactical Fund Statement of Assets and Liabilities, includes cash collateral of $14,943,917 on deposit with Morgan Stanley and $139,690,384 of borrowings payable to Goldman Sachs. Amounts due to Goldman Sachs are partially collateralized by a Treasury Bill, as noted on the Schedule of Investments of the Tactical Fund, with a value of $126,987,224 at October 31, 2019.

3.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Clark Capital Management Group, Inc. serves as the Funds’ investment advisor (the “Advisor”).

Pursuant to the investment advisory agreement (the “Advisory Agreement”) with the Trust on behalf of the Funds, the Advisor, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. Under the terms of the Advisory Agreement, the Advisor receives monthly fees calculated daily and paid monthly at an annual rate of 0.75% of the average daily net assets of the Equity Fund, 0.55% of the average daily net assets of the Bond Fund, 0.85% of the average daily net assets of the Sentry Fund, 0.85% of the average daily net assets of the Tactical Fund up to $4.5 billion, 0.80% of the of the average daily net assets of the Tactical Fund from $4.5 billion to $5.5 billion and 0.75% of the average daily net assets of the Tactical Fund above $5.5 billion (previously 0.85% through June 24, 2019) and 0.30% of the average daily net assets of the Ultra Fund. For the year or period ended October 31, 2019, the Advisor earned advisory fees of $275,605, $328,993, $105,772, $35,941,676 and $188,921 for the Equity Fund, Bond Fund, Sentry Fund, Tactical Fund and Ultra Fund, respectively.

Pursuant to an exemptive order, the Equity Fund invested a portion of its assets in the Sentry Fund and the Tactical Fund invested a portion of its assets in the Bond Fund and Ultra Fund. The Advisor has agreed to waive its net advisory fee (after expense limitation agreement waiver) on the portion of the Equity Fund’s assets that are invested in the Sentry Fund and the Tactical Fund’s assets that are invested in the Bond Fund and Ultra Fund. For the year ended October 31, 2019, the Equity Fund and Tactical Fund waived $13,263 and $812,287, respectively, in advisory fees pursuant to this agreement.

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2019

The Advisor has contractually agreed to waive all or part of its management fees and/or make payments to limit the Funds’ expenses (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); borrowing costs (such as interest and dividend expense on securities sold short); taxes; expenses incurred in connection with any merger or reorganization; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor) at least until the expiration dates specified below and will not exceed the following levels of the average daily net assets attributable to each class of shares:

				Expiration
Fund	Class A	Class C	Class I	Date
Equity Fund	1.35%	2.10%	1.10%	1/31/2020
Bond Fund	1.60%	2.35%	1.35%	1/31/2020
Sentry Fund	1.50%	2.25%	1.25%	1/31/2020
Tactical Fund	—	—	—	—
Ultra Fund	0.80%	—	0.55%	2/29/2020

Waivers and expense payments may be recouped by the Advisor from the Funds, to the extent that overall expenses fall below the expense limitation amounts listed above, within three years of when the amounts were waived. During the year or period ended October 31, 2019 the Advisor waived $102,489, $135,211 and $8,732 in fees from the Equity Fund, Sentry Fund and Ultra Fund, respectively, pursuant to its contractual agreement.

The following table shows the remaining waived expenses subject to potential recovery which expire in:

Fund	September 30, 2020	September 30, 2021	October 31, 2021	October 31, 2022	Total
Equity Fund	$71,320	$76,204	$8,250	$102,489	$258,263
Bond Fund	2,861	30	—	—	2,891
Sentry Fund	113,645	113,601	9,750	135,211	372,207
Ultra Fund	—	—	—	8,732	8,732

Distributor – The distributor of the Funds is Northern Lights Distributors, LLC (“NLD” or the “Distributor”). The Trust has adopted, on behalf of the Funds, the Trust’s Master Distribution and Shareholder Servicing Plans (the “Plans”) for Class A and Class C shares, respectively, pursuant to Rule 12b-1 under the 1940 Act, to pay for certain distribution activities and shareholder services. Under the Plans, the Funds may pay 0.25% per year of the average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares for such distribution and shareholder service activities. For the year or period ended October 31, 2019, the Equity Fund incurred distribution fees of $1,861 and $3,661 for Class A shares and Class C shares, respectively, the Bond Fund incurred distribution fees of $1,072 and $1,986 for Class A shares and Class C shares, respectively, the Sentry Fund incurred distribution fees of $90 for Class A shares, the Tactical Fund incurred distribution fees of $111,136 and $123,722 for Class A shares and Class C shares and the Ultra Fund incurred distribution fees of $0 for Class A shares.

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. For the year or period ended October 31, 2019, the Distributor received $38,561 in underwriting commissions for sales of Class A shares, of which $7,129 was retained by the principal underwriter or other affiliated broker-dealers.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”) – GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Funds pay GFS customary fees for providing administration, fund accounting and transfer agency services to the Funds. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2019

Effective February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including NLD, NLCS and Blu Giant (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

4.	INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from the sale of securities, other than short-term securities and U.S. Government securities, for the year or period ended October 31, 2019, amounted to $163,496,493 and $167,231,250, respectively, for the Equity Fund, $78,552,095 and $78,746,874, respectively, for the Bond Fund, $0 and $0, respectively, for the Sentry Fund, $5,547,735,724 and $4,157,552,605, respectively, for the Tactical Fund and $114,758,249 and $47,808,693 respectively, for the Ultra Fund. The cost of purchases and the proceeds from the sale of U.S. Government securities for the year ended October 31, 2019 for the Tactical Fund were $340,249,174 and $866,450,710, respectively.

5.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by each Fund for federal income tax purposes excluding futures and swaps, and its respective gross unrealized appreciation and depreciation at October 31, 2019, were as follows:

				Net Unrealized
		Gross Unrealized	Gross Unrealized	Appreciation/
	Tax Cost	Appreciation	Depreciation	(Depreciation)
Equity Hedged Fund	$41,240,194	$1,173,249	$(2,814,454)	$(1,641,205)
Duration Neutral Bond Fund	57,775,605	1,180,415	(25,678)	1,154,737
Sentry Managed Volatility Fund	9,088,710	—	—	—
Tactical Fixed Income Fund	4,988,345,839	49,336,098	(10,264,101)	39,071,997
Ultra Short Bond Fund	82,755,476	141,221	(21,106)	120,115

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the years ended October 31, 2019 and September 30, 2018 and the one-month period ended October 31, 2018 were as follows:

For the year ended October 31, 2019:
	Ordinary	Long-Term	Return of
	Income	Capital Gains	Capital	Tax Exempt Income	Total
Navigator Equity Hedged Fund	$508,751	$—	$—		$508,751
Navigator Duration Neutral Bond Fund	710,478	962,124	136,448	1,154,774	2,963,824
Navigator Sentry Managed Volatility Fund	—	—	—		—
Navigator Tactical Fixed Income Fund	111,472,108	2,127,778	—		113,599,886
Navigator Ultra Short Bond Fund	1,304,172	—	—		1,304,172

For the year ended October, 2018:
	Ordinary	Long-Term	Return of
	Income	Capital Gains	Capital	Tax Exempt Income	Total
Navigator Equity Hedged Fund	$—	$—	$—		$—
Navigator Duration Neutral Bond Fund	—	—	—	—	—
Navigator Sentry Managed Volatility Fund	—	—	—		—
Navigator Tactical Fixed Income Fund	—	—	—		—
Navigator Ultra Short Bond Fund	—	—	—		—

For the year ended September 30, 2018:
	Ordinary	Long-Term	Return of
	Income	Capital Gains	Capital	Tax Exempt Income	Total
Navigator Equity Hedged Fund	$5,951,460	$151,860	$—	$—	$6,103,320
Navigator Duration Neutral Bond Fund	106,416	294,674	—	600,596	1,001,686
Navigator Sentry Managed Volatility Fund	—	—	—	—	—
Navigator Tactical Fixed Income Fund	111,854,808	—	—	—	111,854,808

*	For the one-month period ended October 31, 2018

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2019

As of October 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Navigator Equity Hedged Fund	$49,155	$—	$—	$(2,220,106)	$—	$(1,641,205)	$(3,812,156)
Navigator Duration Neutral Bond Fund	—	—	—	(1,752,732)	—	1,154,737	(597,995)
Navigator Sentry Managed Volatility Fund	—	—	—	(46,821,609)	—	—	(46,821,609)
Navigator Tactical Fixed Income Fund	21,732,735	—	—	(24,403,623)	—	39,071,997	36,401,109
Navigator Ultra Short Bond Fund	315,726	—	—	—	—	120,115	435,841

The difference between book basis and tax basis undistributed net investment income, unrealized appreciation/(depreciation) and accumulated net realized gain/(loss) from investments is primarily attributable to the tax deferral of losses on wash sales, adjustments for perpetual bonds, and the mark-to-market treatment of open futures and options.

At October 31, 2019, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

		Non-Expiring	Non-Expiring
	Expiring	Short-Term	Long-Term	CLCF Utilized	Total
Navigator Equity Hedged Fund	$—	$758,635	$1,461,471	$—	$2,220,106
Navigator Duration Neutral Bond Fund	—	747,518	1,005,214	—	1,752,732
Navigator Sentry Managed Volatility Fund	—	27,346,197	19,475,412	—	46,821,609
Navigator Tactical Fixed Income Fund	—	24,403,623	—	—	24,403,623
Navigator Ultra Short Bond Fund	—	—	—	—	—

Permanent book and tax differences, primarily attributable to net operating losses, resulted in reclassification for the period ended October 31, 2019 as follows:

Paid
	In	Accumulated
	Capital	Earnings (Losses)
Navigator Equity Hedged Fund	$—	$—
Navigator Duration Neutral Bond Fund	—	—
Navigator Sentry Managed Volatility Fund	(28,947)	28,947
Navigator Tactical Fixed Income Fund	—	—
Navigator Ultra Short Bond Fund	(17,809)	17,809

7.	SECURITIES LENDING

The Funds have entered into a securities lending arrangement (the “Agreement”) with The Bank of New York Mellon (the “Lending Agent”). Under the terms of the Agreement, the Funds are authorized to loan securities to the Lending Agent. In exchange, the Funds receive cash and “non-cash” or “securities” collateral in the amount of at least 102% of the value of the securities loaned. The value of securities loaned is disclosed in a footnote on the Statements of Assets and Liabilities and on the Portfolios of Investments. Securities lending income is disclosed in the Funds’ Statements of Operations. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the Lending Agent fails to return the securities on loan. The Funds’ cash collateral received in securities lending transactions is invested in the Morgan Stanley Institutional Liquidity Funds Government Portfolio, as presented below. The Lending Agent retains the right to offset amounts payable to the Funds under the Agreement against amounts payable by the Lending Agent. Accordingly, the Agreement does not permit the Funds to enforce a netting arrangement.

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2019

As of October 31, 2019, the Equity Fund and Tactical Fund loaned securities which were collateralized by cash and other securities. The value of securities on loan and the value of the related collateral were as follows:

Fund	Value of Securities Loaned	Value of Collateral*
Equity Fund	$12,211,627	$12,565,030
Tactical Fund	$63,988,820	$74,036,326

*	The Equity Fund and the Tactical Fund received cash collateral of $6,386,996 and $34,686,159, respectively, which was subsequently invested in the Morgan Stanley Institutional Liquidity Funds Government Portfolio as reported in the Portfolios of Investments. In addition, the Equity Fund and the Tactical Fund received non-cash collateral of $6,178,034 and $39,350,167, respectively, in the form of U.S. Government obligations, which the Funds cannot sell or repledge, and accordingly are not reflected in the Portfolios of Investments.

Securities Lending Transactions
Overnight and Continuous
Equity Fund
Morgan Stanley Institutional Liquidity Funds-Government Portfolio	$6,386,996

Tactical Fund
Morgan Stanley Institutional Liquidity Funds-Government Portfolio	$34,686,159

8.	INVESTMENT IN AFFILIATED COMPANIES

An affiliated company is a company in which a Fund has ownership of at least 5% of the voting securities or are affiliated through common management. Companies which are affiliates of the Equity Fund and Tactical Fund as of October 31, 2019 are noted in each Fund’s Portfolio of Investments. Transactions during the year ended October 31, 2019 with affiliated companies were as follows:

Equity Fund

					Change in
Affiliated	Value - Beginning		Sales	Realized Gain /	Unrealized Gain /	Dividend	Value - End of	Ending
Holding	of Year	Purchases	Proceeds	(Loss)	(Loss)	Income	Year	Shares

Sentry Fund	$2,390,538	$996,996	$—	$—	$(964,936)	$—	$2,422,598	2,125,086

Tactical Fund

					Change in
Affiliated	Value - Beginning			Realized Gain /	Unrealized Gain /	Dividend	Value - End of
Holding	of Year	Purchases	Sales Proceeds	(Loss)	(Loss)	Income	Year	Ending Shares

Bond Fund	$35,836,083	$1,776,284	$—	$—	$(650,219)	$1,776,284	$36,962,148	3,681,489
Ultra Fund	—	109,802,668	(27,500,000)	70,776	329,493	1,302,668	82,702,937	8,237,344
	$35,836,083	$111,578,952	$(27,500,000)	$70,776	$(320,726)	$3,078,952	$119,665,085	$11,918,833

9.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund under section 2(a)(9) of the 1940 Act. As of October 31, 2019, Pershing LLC, accounts holding shares for the benefit of others, held approximately 47.9%, 83.1% and 85.0% of the Equity Fund, Bond Fund and Sentry Fund, respectively of the voting securities of the Fund. As of October 31, 2019, National Financial Services LLC, accounts holding shares for the benefit of others, held approximately 58.5% of the Tactical Fund of the voting securities of the Fund. As of October 31, 2019, the Tactical Fund held approximately 99.5% of the Ultra Fund.

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2019

10.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The following Fund currently invest a portion of its assets in the corresponding investment. The Fund may redeem its investment from the investment at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so.. The performance of the Fund will be directly affected by the performance of the investment. The financial statements of the investment, including its portfolio of investments, can be found at the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements.

Fund	Investment	Percentage of Net Asset
Sentry Fund	Milestone Treasury Obligations Fund	85.1%

11.	NEW ACCOUNTING PRONOUNCEMENTS

In March 2017, FASB issued ASU No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision. This is effective for the Ultra Fund since the initial period of operations began after December 15, 2018 and the application of this amendment is immaterial to the Ultra Fund.

In August 2018, FASB issued ASU No. 2018-13, which changed certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removed the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed and the Funds have adopted this amendment early.

In August 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to US GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statements of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statements of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets. These amendments have been adopted effective with the financial statements for the one-month period ended October 31, 2018.

12.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Fund Trust

and the Shareholders of Navigator Equity Hedged Fund, Navigator Duration Neutral Bond Fund, Navigator Sentry Managed Volatility Fund, Navigator Tactical Fixed Income Fund, and Navigator Ultra Short Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Navigator Equity Hedged Fund, Navigator Duration Neutral Bond Fund, Navigator Sentry Managed Volatility Fund, Navigator Tactical Fixed Income Fund, and Navigator Ultra Short Bond Fund, each a series of shares of beneficial interest in Northern Lights Fund Trust (the “Funds”), including the portfolios of investments, as of October 31, 2019, and the related statements of operations and changes in net assets and the financial highlights as noted in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of October 31, 2019, and the results of their operations, the changes in their net assets and their financial highlights as noted in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Statements of Operations, Changes in Net Assets and Financial Highlights
Navigator Equity Hedged Fund	The statements of operations for the year ended October 31, 2019, the statements of changes in net assets for the year ended October 31, 2019, the one-month period ended October 31, 2018 and the year ended September 31, 2018 and the financial highlights for the year ended October 31, 2019, the one-month period ended October 31, 2018 and for each of the years in the four-year period ended September 30, 2018.
Navigator Duration Neutral Bond Fund
Navigator Sentry Managed Volatility Fund
Navigator Tactical Fixed Income Fund
Navigator Ultra Short Bond Fund	The statements of operations and changes in net assets and the financial highlights for the period from March 21, 2019 (commencement of operations) through October 31, 2019.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, counterparties, and brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Northern Lights Fund Trust since 2006.

Philadelphia, Pennsylvania

December 23, 2019

Navigator Funds
SUPPLEMENTAL INFORMATION (Unaudited)
October 31, 2019

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17645 Wright Street, Suite 200, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014 - 2017); and Altegris KKR Commitments Master Fund (since 2014); and OFI Carlyle Tactical Private Credit Fund (since March 2018)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015- 2017); and Schroder Global Series Trust (2012 to 2017)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Retired, previously held several positions in a major Wall Street firm including Capital Markets Controller, Director of Global Taxation, and CFO of the Specialty Finance Group.	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); Northern Lights Variable Trust (since 2006); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (2007-2019).
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired (since 2012). Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000- 2012).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005) Northern Lights Variable Trust (since 2006); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); and previously, CLA Strategic Allocation Fund (2014- 2015)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012) and Northern Lights Variable Trust (since 2011)
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Director, Lynn Pippenger School of Accountancy Muma College of Business (since 2019); Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (2009-2019); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009-2012).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2007); Alternative Strategies Fund (since 2010); Northern Lights Fund Trust III (since 2012); and Northern Lights Variable Trust (since 2007)

10/31/19 – NLFT_v2

Navigator Funds
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
October 31, 2019

Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	President Since June 2017	Vice President, The Ultimus Group, LLC and Executive Vice President, Gemini Fund Services, LLC (since 2019); President, Gemini Fund Services, LLC (2012-2019) Treasurer of the Trust (2006-June 2017); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, LLC, (2004 -2013).	N/A	N/A
Richard Malinowski 80 Arkay Drive Hauppauge, NY 11788 Born in 1983	Vice President Since March 2018	Senior Vice President (since 2017); Vice President and Counsel (2016-2017) and Assistant Vice President, Gemini Fund Services, LLC (2012-2016)	N/A	N/A
James Colantino 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since June 2017	Assistant Treasurer of the Trust (2006-June 2017); Senior Vice President - Fund Administration, Gemini Fund Services, LLC (since 2012).	N/A	N/A
Stephanie Shearer 80 Arkay Drive Hauppauge, NY 11788 Born in 1979	Secretary Since February 2017	Assistant Secretary of the Trust (2012-February 2017); Manager of Legal Administration, Gemini Fund Services, LLC (since 2018); Senior Paralegal, Gemini Fund Services, LLC (from 2013 - 2018); Paralegal, Gemini Fund Services, LLC (2010-2013).	N/A	N/A
Lynn Bowley Born in 1958	Chief Compliance Officer Since 2017	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2017).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of October 31, 2019, the Trust was comprised of 78 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds in the Trust advised by the Funds’ Adviser. The Funds do not hold themselves out as related to any other series within the Trust that is not advised by the Funds’ Adviser.

The Funds’ SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-766-2264.

10/31/19 – NLFT_v2

Navigator Funds
DISCLOSURE OF FUND EXPENSES (Unaudited)
October 31, 2019

As a shareholder of the Funds you incur two types of costs: (1) transaction costs (such as front-end loads) and (2) ongoing costs, including advisory fees, distribution and/or service (12b-1 fees) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the period of time beginning May 1, 2019 and held through October 31, 2019.

Actual Expenses: The “Actual” columns in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes: The “Hypothetical” columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as front-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical
			Actual		(5% return before expenses)
	Fund’s	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account Value	Account Value	Paid During	Account Value	Paid During
Class A	Expense Ratio	5/1/19	10/31/19	Period*	10/31/19	Period*
Navigator Equity Hedged Fund	1.31%	$1,000.00	$993.00	$6.58	$1,018.60	$6.67
Navigator Duration Neutral Bond Fund	1.17%	$1,000.00	$1,006.00	$5.94	$1,019.29	$5.98
Navigator Sentry Managed Volatility Fund	1.50%	$1,000.00	$889.80	$7.14	$1,017.64	$7.63
Navigator Tactical Fixed Income Fund	1.23%	$1,000.00	$1,003.70	$6.23	$1,018.99	$6.28
Navigator Ultra Short Bond Fund	0.00%	$1,000.00	$1,019.90	$0.00	$1,025.21	$0.00

Class C
Navigator Equity Hedged Fund	2.06%	$1,000.00	$989.50	$10.33	$1,014.82	$10.46
Navigator Duration Neutral Bond Fund	1.93%	$1,000.00	$1,001.40	$9.71	$1,015.50	$9.78
Navigator Sentry Managed Volatility Fund	2.25%	$1,000.00	$883.70	$10.68	$1,013.86	$11.42
Navigator Tactical Fixed Income Fund	1.98%	$1,000.00	$1,000.10	$10.00	$1,015.21	$10.07

Class I
Navigator Equity Hedged Fund	1.06%	$1,000.00	$994.80	$5.33	$1,019.86	$5.40
Navigator Duration Neutral Bond Fund	0.92%	$1,000.00	$1,007.30	$4.68	$1,020.54	$4.71
Navigator Sentry Managed Volatility Fund	1.25%	$1,000.00	$883.70	$5.93	$1,018.90	$6.36
Navigator Tactical Fixed Income Fund	0.98%	$1,000.00	$1,003.90	$4.96	$1,020.26	$5.00
Navigator Ultra Short Bond Fund	0.55%	$1,000.00	$1,013.10	$2.79	$1,022.43	$2.80

*	Expenses are equal to the average account value over the period, multiplied by the Funds’ annualized expense ratio, multiplied by the number of days in the period ended October 31, 2019 (184) divided by the number of days in the fiscal year (365).

Navigator Funds
ADVISORY AGREEMENTS (Unaudited)
October 31, 2019

Navigator Duration Neutral Bond Fund, Navigator Equity Hedged Fund, Navigator Sentry Managed Volatility Fund, Navigator Tactical Fixed Income Fund (Adviser – Clark Capital Management Group, Inc.)*

In connection with the regular meeting held on June 25-26, 2019 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the re-approval of an investment advisory agreement (the “Advisory Agreement”) between Clark Capital Management Group, Inc. (“Adviser”) and the Trust, with respect to the Navigator Duration Neutral Bond Fund, Navigator Equity Hedged Fund, Navigator Sentry Managed Volatility Fund, Navigator Tactical Fixed Income Fund (referred to as Navigator Duration, Navigator Equity, Navigator Sentry & Navigator Tactical). In considering the re-approval of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent & Quality of Services.

The Trustees noted that Clark was founded in 1986 and had approximately $15.3 billion in assets under management. The Trustees reviewed the background information on Clark’s key personnel, taking into consideration their education and financial industry experience. They noted that Clark’s team of portfolio managers incorporated ongoing research of ETFs, mutual funds, individual securities, and technical and credit analysis into its quantitative models. They further noted that Clark placed an emphasis on risk management and employed various risk management techniques to manage volatility within the Navigator Funds. They acknowledged that Clark monitored compliance with each Fund’s investment limitations by utilizing Excel spreadsheets that were linked to Bloomberg API data. They reviewed Clark’s explanation that these Excel spreadsheets alerted portfolio managers when trades potentially neared pre- set limitations and these limitations were regularly reviewed by Clark’s compliance team. The Trustees discussed Clark’s broker-dealer selection and noted that Clark established a best execution committee to review, evaluate, and select broker-dealers on a variety of factors. The Trustees concluded that Clark had the resources to continue to provide high quality service to each Fund and its shareholders.

Performance.

Navigator Duration. The Trustees reviewed the Fund’s objective and Morningstar category. They observed that the Fund outperformed its Morningstar category median and peer group median over the one year period. They further observed the Fund’s standard deviation was lower than the peer group median and Morningstar category median over a one year period. The Trustees noted that the Fund underperformed its Morningstar category median and peer group median over three year, five year and since inception periods. The Trustees acknowledged the Fund’s recent favorable performance and concluded that Clark had provided value to the Fund’s shareholders.

Navigator Funds
ADVISORY AGREEMENTS (Unaudited) (Continued)
October 31, 2019

Navigator Equity. The Trustees reviewed the Fund’s objective and Morningstar category. They noted that the Fund underperformed its Morningstar category median, peer group median, and benchmark over all periods. They Trustees considered Clark’s explanation for the Fund’s underperformance and noted Clark’s explanation that the underperformance related to the Fund’s constant hedge and that none of the funds in its peer group utilized a similar strategy. They further noted that the Fund’s hedging strategy was designed for periods of high volatility and would negatively impact the Fund’s performance in periods of decreased volatility. The Trustees concluded that Clark managed the Fund in accordance with the Fund’s prospectus.

Navigator Sentry. The Trustees reviewed the Fund’s objective and Morningstar category. They noted that the Fund outperformed its Morningstar category median over the one year period, but underperformed its Morningstar category median over the three year, five year and since inception time periods. The Trustees further noted the Fund’s improved Sharpe and Sortino ratios over the one year period. They concluded that the adviser had managed the Fund in a manner consistent with its objective, and that the Trustees should allow additional time for the strategy to reveal long term benefits to shareholders.

Navigator Tactical. The Trustees reviewed the Fund’s objective and Morningstar category. They noted that the Fund received a 5-star rating from Morningstar, which was given to less than 10% of all funds. The Trustees further noted that the Fund outperformed its Morningstar category median and peer group median over all periods. They reviewed the Fund’s Sharpe ratio and acknowledged that the Fund had a top quartile Sharpe ratio over the one and three year periods. The Trustees agreed that Clark had done an excellent job implementing the Fund’s strategy and should be retained.

Fees and Expenses.

Navigator Duration. The Trustees reviewed the Fund’s advisory fee of 0.55% and noted that it was below the Morningstar category average and median and the Fund’s peer group average and median. The Trustees considered the Fund’s net expense ratio and acknowledged that it was higher than the Morningstar category average and median but lower than the Fund’s peer group median and average. They acknowledged that the Fund’s peer group provided a more accurate comparison because of the size of each fund in the peer group. After a discussion, the Trustees concluded that the fee was not unreasonable.

Navigator Equity. The Trustees reviewed the Fund’s advisory fee of 0.75% and noted that it was lower than both the Morningstar category median and average as well as its peer group median and average. The Trustees considered the Fund’s net expense ratio and noted that it was slightly lower than the Fund’s peer group median and lower than the Morningstar category average and median. The Trustees further noted that the Fund’s advisory fee was lower than an advisory fee charged by the Fund’s adviser for managing a similar strategy. The Trustees agreed that the advisory fee was not unreasonable.

Navigator Sentry. The Trustees reviewed the Fund’s advisory fee of 0.85% and noted that it was lower than both the Morningstar category and peer group medians and averages. The Trustees further noted the Fund’s net expense ratio of 1.25% was lower than the Fund’s Morningstar category median and average as well as its peer group median and average. They Trustees agreed that the advisory fee was not unreasonable.

Navigator Funds
ADVISORY AGREEMENTS (Unaudited) (Continued)
October 31, 2019

Navigator Tactical. The Trustees reviewed the Fund’s advisory fee of 0.85% and noted that it was higher than both the Morningstar category average and median as well as the peer group average and median but that Clark had agreed to implement breakpoints beginning with assets of $4.5 billion. They further noted the Fund’s net expense ratio of 0.96% was slightly higher than the peer group average and higher than the Morningstar category average, Morningstar category median, and peer group median. The Trustees acknowledged that the Fund’s advisory fee was at the top of the range of fees charged by the adviser for managing a similar strategy. The Trustees acknowledged the Fund’s higher advisory fee and attributed the higher fees to the costs associated with implementing the Fund’s unique strategy. The Trustees agreed that the advisory fee was not unreasonable.

Economies of Scale.

The Trustees considered whether economies of scale had been reached with respect to the fees paid to Clark on behalf of the Navigator Funds. The Trustees recalled their earlier negotiations and Clark’s agreement to provide shareholders a fee reduction of five basis points once Navigator Tactical’s assets reached $4.5 billion and an additional fee reduction of five basis points once Navigator Tactical’s assets reached $5.5 billion. The Trustees noted Clark’s willingness to discuss the implementation of additional breakpoints for Navigator Tactical once the Fund’s assets reached $8 billion. The Trustees further noted that for the remaining Navigator Funds, Clark indicated a willingness to implement breakpoints once each Fund’s assets increased meaningfully. The Trustees acknowledged that Clark had set each Fund’s advisory fee at a level whereas the adviser shared economies with shareholders prior to each Fund gaining significant assets. After a further discussion, the Trustees concluded that the implementation of breakpoints for Navigator Tactical was in the best interests of shareholders and the absence of breakpoints for the remaining Navigator Funds was reasonable and would be considered as each Fund’s assets increased.

Profitability.

The Trustees reviewed the profitability analysis provided by Clark with respect to each Navigator Fund. They noted that Clark realized a loss for each Fund with the exception of Navigator Tactical. They further noted that Clark voluntarily decreased Navigator Duration’s advisory fee and implemented expense limitation agreements for both Navigator Equity and Navigator Sentry. The Trustees discussed Clark’s profits from its relationship with Navigator Tactical and concluded that such profits, while healthy, were not excessive. In regard to each of the remaining Navigator Funds, the Trustees concluded that excessive profitability was not an issue at this time.

Conclusion.

Having requested and received such information from Clark as the Trustees believed to be reasonably necessary to evaluate the terms of the advisory agreement and as assisted by the advice of counsel, the Trustees concluded that the fee structures was were unreasonable and that renewal of the advisory agreement with Clark was in the best interests of the shareholders of the Funds.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Funds.

Navigator Ultra Short Bond Fund
ADVISORY AGREEMENTS (Unaudited) (Continued)
October 31, 2019

Navigator Ultra Short Bond Fund (Adviser – Clark Capital Management Group, Inc.) *

In connection with the regular meeting held on December 12-13, 2018 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of an investment advisory agreement (the “Advisory Agreement”) between Clark Capital Management Group, Inc. (“Adviser”) and the Trust, with respect to the Navigator Ultra Short Bond Fund (“Navigator Ultra”). In considering the approval of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent & Quality of Services. The Trustees noted that Clark Capital managed approximately $13.6 billion in assets, provided investment strategies across multiple asset classes and collaborated with financial advisers to create portfolios customized to their clients’ financial goals. They reviewed the experience of the key investment personnel, considering their education and noted a veteran investment team with varied financial industry experience. They discussed the adviser’s investment process, noting that it involved the ongoing research of various securities and technical and credit analysis. They discussed the adviser’s risk management process and the adviser’s process for monitoring compliance with investment limitations. They noted that the adviser selected brokers based on a number of qualitative and quantitative factors, and that the adviser’s best execution committee met periodically to review brokers. They further noted that the adviser had reported no material compliance or litigation issues since the Trustees previously considered its advisory contract. The Trustees acknowledged that the adviser had access to resources and qualified staff to support the investment team and overall operation. The Trustees noted their familiarity with Clark Capital due to the investment advisory services it provided to other Funds in the Trust. The Trustees concluded that that adviser could provide high quality service to Navigator Ultra and its prospective shareholders.

Performance. The Trustees noted that the adviser’s experience in managing an ultra short-term bond strategy as part of its overall strategy for Navigator Tactical. They observed that since Navigator Tactical’s inception through August 31, 2018, the Fund outperformed the Barclays US Corporate High Yield Index by 18 basis points. Based upon Clark Capital’s overall experience as an investment advisory firm and its demonstrated success managing an ultra short-term asset class as part of Navigator Tactical, the Trustees found it reasonable to conclude that the adviser could provide satisfactory performance for Navigator Ultra and its future shareholders.

Fees & Expenses. The Trustees considered the proposed advisory fee of 0.30% and the Fund’s estimated net expense ratio of 0.55% for Class I shares. They discussed the proposed advisory fee in comparison to the Broadridge selected peer group for the Fund as well as the Fund’s custom Morningstar category. They noted that the advisory fee was slightly higher than the average of both

Navigator Ultra Short Bond Fund
ADVISORY AGREEMENTS (Unaudited) (Continued)
October 31, 2019

the peer group and Morningstar category and well within the range of both comparable metrics. With regard to the Fund’s projected net expense ratio, the Trustees observed that the Fund was higher than the peer group and category averages but again well within the range of both. The Trustees considered that Clark Capital had agreed to limit the Fund’s expenses through an expense limitation agreement. After further discussion, the Trustees concluded that the proposed advisory fee for Navigator Ultra was not unreasonable.

Profitability. The Trustees reviewed the profitability analysis provided by Clark Capital. They noted that because Navigator Ultra had not yet commenced operations, the profitability analysis provided was an estimate based on projected asset growth over the first 24 months of Fund operations. They noted that Clark Capital did not anticipate realizing a profit during the first 24 months of the Fund’s operations and, therefore, excess profits were not a concern at this time.

Economies of Scale. The Trustees considered whether Clark Capital would experience economies of scale with respect to the management of Navigator Ultra. The Trustees noted that the adviser was uncertain as to when it would benefit from economies of scale, but was willing to address the matter if the Fund experienced significant asset levels. The Trustees concluded that economies were unlikely to be reached during the initial term of the advisory agreement, and that the absence of breakpoints was acceptable at this time. They agreed that the matter of economies of scale would be revisited as the size of the Fund materially increased.

Conclusion. Having requested and received such information from Clark Capital as the Trustees believed to be reasonably necessary to evaluate the terms of the advisory agreement, and as assisted by the advice of counsel, the Trustees concluded that the fee structure was not unreasonable and that approval of the advisory agreement was in the best interests of Navigator Ultra and its future shareholders.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Funds.

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

Investment Advisor

Clark Capital Management Group, Inc.

1650 Market Street, 53rd Floor

Philadelphia, PA 19103

Administrator

Gemini Fund Services, LLC

80 Arkay Drive

Hauppauge, NY 11788

How to Obtain Proxy Voting Information

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-877-766-2264 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is or will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is or will be available without charge, upon request, by calling 1-877-766-2264.

Investor Information: 1-877-766-2264

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The Registrant’s board of trustees has determined that Anthony J. Hertl, Mark H. Taylor and Mark Gersten are audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl, Mr. Taylor and Mr. Gersten are independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3) In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction. At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity. The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

FY 10-2019 - $ 74,000

FY 10-2018 - $ 27,200

FY 9-2018 - $ 56,500

2017 - $ 55,300

(b)	Audit-Related Fees

2019 – None

2018 - None

2017 - None

(c)	Tax Fees

FY 10-2019 - $ 11,000

FY 10-2018 - $ 8,800

FY 9-2018 – $ 8,800

2017 – $ 8,800

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2019 - $3,000

2018 - None

2017 – None

17f-1 Security Count for Navigator Sentry.

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2019	2018
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

FY 10-2019 - $ 11,000

FY 10-2018 - $ 8,800

FY-9-2018 - $ 8,800

2017 - $ 8,800

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, President/Principal Executive Officer

Date 1/8/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, President/Principal Executive Officer

Date 1/8/20

By (Signature and Title)

/s/ Jim Colantino

Jim Colantino, Treasurer/Principal Financial Officer

Date 1/8/20